AGREEMENT  AND  PLAN  OF  MERGER
                                      AMONG
                                   RESMED  INC.
                        SERVO  MAGNETICS  ACQUISITION,  INC.
                          SERVO  MAGNETICS  INCORPORATED
                                       AND
                                 LESLIE  HOFFMAN
                                  MAY  14,  2002




                                 TABLE  OF  CONTENTS
                                 -------------------
  1.  DEFINITIONS                                                               1
  2.  THE  MERGER                                                               6
 (A)  THE  MERGER                                                               6
 (B)  THE  CLOSING                                                              6
 (C)  EFFECTIVE  TIME                                                           6
 (D)  EFFECTS  OF  THE  MERGER                                                  7
 (E)  CERTIFICATE  OF  INCORPORATION                                            7
 (F)  BYLAWS                                                                    7
 (G)  OFFICERS  AND  DIRECTORS  OF  SURVIVING  CORPORATION                      7
 (H)  DELIVERIES  OF  HOFFMAN  AND  TARGET  AT  CLOSING                         7
 (I)  DELIVERIES  OF  PARENT  AND  MERGER  SUB  AT  CLOSING                     8
  3.  EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS 8
 (A)  CAPITAL  STOCK  OF  MERGER  SUB                                           8
 (B)  CONVERSION  OF  TARGET  SHARES                                            8
 (C)  CANCELLATION  OF  TREASURY  STOCK  AND  PARENT-OWNED  STOCK               8
 (D)  CONVEYANCE  OF  CONSIDERATION  TO  HOFFMAN                                8
  4.  REPRESENTATIONS  AND  WARRANTIES  CONCERNING  THE  TRANSACTION            9
 (A)  REPRESENTATIONS  AND  WARRANTIES  OF  HOFFMAN                             9
 (B)  REPRESENTATIONS  AND  WARRANTIES  OF  THE  PARENT  AND  MERGER  SUB      11
  5.  REPRESENTATIONS  AND  WARRANTIES  CONCERNING  THE  TARGET                14
 (A)  ORGANIZATION,  QUALIFICATION,  AND  CORPORATE  POWER                     15
 (B)  CAPITALIZATION                                                           15
 (C)  AUTHORIZATION  OF  TRANSACTION                                           15
 (D)  NONCONTRAVENTION.                                                        16
 (E)  APPROVALS                                                                16
 (F)  BROKERS'  FEES                                                           16
 (G)  TITLE  TO  ASSETS  .                                                     16
 (H)  SUBSIDIARIES                                                             16
 (I)  FINANCIAL  STATEMENTS                                                    16
 (J)  EVENTS  SUBSEQUENT  TO  MOST  RECENT  FISCAL  YEAR  END                  17
 (K)  UNDISCLOSED  LIABILITIES                                                 19
 (L)  LEGAL  COMPLIANCE.                                                       19
 (M)  TAX  MATTERS                                                             19
 (N)  REAL  PROPERTY                                                           22
 (O)  INTELLECTUAL  PROPERTY                                                   23
 (P)  TANGIBLE  ASSETS  .                                                      26
 (Q)  INVENTORY                                                                26
 (R)  CONTRACTS                                                                26
 (S)  NOTES  AND  ACCOUNTS  RECEIVABLE                                         27
 (T)  POWERS  OF  ATTORNEY                                                     27
 (U)  INSURANCE                                                                27
 (V)  LITIGATION                                                               28
 (W)  PRODUCT  WARRANTY.                                                       28
 (X)  PRODUCT  LIABILITY                                                       29
 (Y)  EMPLOYEES                                                                29
 (Z)  EMPLOYEE  BENEFITS                                                       29
(AA)  GUARANTIES                                                               31
(BB)  ENVIRONMENTAL  MATTERS                                                   31
(CC)  CERTAIN  BUSINESS  RELATIONSHIPS  WITH  THE  TARGET                      32
(DD)  DISCLOSURE                                                               32
  6.  POST-CLOSING  COVENANTS                                                  32
 (A)  GENERAL                                                                  32
 (B)  LITIGATION  SUPPORT                                                      33
 (C)  TRANSITION                                                               33
 (D)  CONFIDENTIALITY  .                                                       33
 (E)  COVENANT  NOT  TO  COMPETE                                               34
 (F)  NON-SOLICITATION.                                                        34
 (G)  SHARE  CERTIFICATES                                                      34
 (H)  NEW  YORK  STOCK  EXCHANGE  LISTING                                      35
 (I)  FINANCIAL  STATEMENTS                                                    35
  7.  REMEDIES  FOR  BREACHES  OF  THIS  AGREEMENT                             35
 (A)  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES                           35
 (B)  INDEMNIFICATION  PROVISIONS  FOR  BENEFIT  OF  THE  PARENT               35
 (C)  INDEMNIFICATION  PROVISIONS  FOR  BENEFIT  OF  HOFFMAN                   36
 (D)  MATTERS  INVOLVING  THIRD  PARTIES                                       36
 (E)  DETERMINATION  OF  ADVERSE  CONSEQUENCES                                 38
 (F)  LIMITATIONS  ON  INDEMNIFICATION                                         38
 (G)  OTHER  INDEMNIFICATION  PROVISIONS                                       39
  8.  TAX  MATTERS                                                             39
 (A)  TAX  PERIODS  ENDING  ON  OR  BEFORE  THE  CLOSING  DATE                 39
 (B)  STRADDLE  PERIODS.                                                       40
 (C)  COOPERATION  ON  TAX  MATTERS                                            40
 (D)  CERTAIN  TAXES                                                           41
 (E)  CHARACTERIZATION  OF  PAYMENTS                                           41
 (F)  S  CORPORATION  STATUS                                                   41
  9.  REORGANIZATION  MATTERS                                                  41
 (A)  INTENDED  TREATMENT                                                      41
 (B)  REPORTING                                                                41
 10.  MISCELLANEOUS                                                            41
 (A)  PRESS  RELEASES  AND  PUBLIC  ANNOUNCEMENTS                              41
 (B)  NO  THIRD-PARTY  BENEFICIARIES                                           42
 (C)  ENTIRE  AGREEMENT.                                                       42
 (D)  SUCCESSION  AND  ASSIGNMENT                                              42
 (E)  COUNTERPARTS                                                             42
 (F)  HEADINGS                                                                 42
 (G)  NOTICES                                                                  42
 (H)  GOVERNING  LAW                                                           43
 (I)  AMENDMENTS  AND  WAIVERS                                                 43
 (J)  SEVERABILITY                                                             43
 (K)  EXPENSES                                                                 44
 (L)  CONSTRUCTION                                                             44
 (M)  INCORPORATION  OF  EXHIBITS  AND  SCHEDULES                              44
 (N)  SPECIFIC  PERFORMANCE                                                    44
 (O)  SUBMISSION  TO  JURISDICTION                                             44
 (P)  ALTERNATIVE  DISPUTE  RESOLUTION                                         45


EXHIBIT  A  -  FORM  OF  CERTIFICATE  OF  INCORPORATION
EXHIBIT  B  -  FINANCIAL  STATEMENTS
EXHIBIT  C  -  FORM  OF  REGISTRATION  RIGHTS  AGREEMENT
EXHIBIT  D  -  MATTERS TO BE COVERED BY OPINION OF COUNSEL TO HOFFMAN AND TARGET
EXHIBIT  E  -  FORM  OF  EMPLOYMENT  AGREEMENT
EXHIBIT  F  -  FORM  OF  ASSIGNMENT  OF  INVENTIONS
SCHEDULE  2(G)  -  OFFICERS  OF  SURVIVING  CORPORATION
SCHEDULE  2(H)  -  MANDATORY  CONSENTS
HOFFMAN DISCLOSURE SCHEDULE - EXCEPTIONS TO HOFFMAN' REPRESENTATIONS AND WARRANTIES
TARGET DISCLOSURE SCHEDULE - EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES CONCERNING THE TARGET

                          AGREEMENT  AND  PLAN  OF  MERGER
                          ----------------------------
     THIS AGREEMENT AND PLAN OF MERGER, DATED AS OF MAY 14, 2002 (THIS "AGREEMENT"), BY AND AMONG RESMED INC., A DELAWARE CORPORATION (THE "PARENT"), SERVO MAGNETICS ACQUISITION, INC., A DELAWARE CORPORATION AND A WHOLLY OWNED SUBSIDIARY OF PARENT ("MERGER SUB"), SERVO MAGNETICS INCORPORATED, A CALIFORNIA CORPORATION (THE "TARGET"), AND LESLIE HOFFMAN ( "HOFFMAN"). THE PARENT, MERGER SUB, HOFFMAN AND THE TARGET ARE REFERRED TO COLLECTIVELY HEREIN AS THE "PARTIES."

WHEREAS, THE RESPECTIVE BOARDS OF DIRECTORS OF PARENT, MERGER SUB AND TARGET HAVE EACH DETERMINED THAT THE MERGER (AS DEFINED BELOW) IS IN THE BEST INTERESTS OF THEIR RESPECTIVE SHAREHOLDERS AND HAVE APPROVED THE MERGER UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS AGREEMENT, WHICH INCLUDE THAT THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, NO PAR VALUE, OF TARGET ("TARGET COMMON STOCK"), WILL BE CONVERTED INTO THE RIGHT TO RECEIVE A COMBINATION OF COMMON STOCK, PAR VALUE $.004 PER SHARE, OF PARENT (THE "PARENT COMMON STOCK") AND CASH, AS FURTHER DESCRIBED HEREIN; AND

WHEREAS, HOFFMAN OWNS ALL OF THE OUTSTANDING CAPITAL STOCK OF THE TARGET AND HAS APPROVED THIS AGREEMENT AND THE MERGER IN HIS CAPACITY AS SOLE SHAREHOLDER OF THE TARGET; AND
WHEREAS, IN ORDER TO EFFECTUATE THE FOREGOING, THE TARGET, UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THIS AGREEMENT AND, IN ACCORDANCE WITH THE CALIFORNIA CORPORATIONS CODE (THE "CCC") AND THE DELAWARE GENERAL CORPORATION
                                      ---
LAW (THE "DGCL"), WILL MERGE WITH AND INTO MERGER SUB (THE "MERGER"). NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE MUTUAL PROMISES HEREIN MADE, AND IN CONSIDERATION OF THE REPRESENTATIONS, WARRANTIES, AND COVENANTS HEREIN CONTAINED, THE PARTIES AGREE AS FOLLOWS.

1.     DEFINITIONS.
       -----------
     "ACCREDITED INVESTOR" HAS THE MEANING SET FORTH IN REGULATION D PROMULGATED
      -------------------
UNDER  THE  SECURITIES  ACT.
"ADVERSE  CONSEQUENCES"  MEANS  ALL  ACTIONS,  SUITS,  PROCEEDINGS,  HEARINGS,
 ---------------------
INVESTIGATIONS, CHARGES, COMPLAINTS, CLAIMS, DEMANDS, INJUNCTIONS, JUDGMENTS, ORDERS, DECREES, RULINGS, DAMAGES, DUES, PENALTIES, FINES, COSTS, LOST TAX BENEFITS, AMOUNTS PAID IN SETTLEMENT, LIABILITIES, OBLIGATIONS, TAXES, LIENS, LOSSES, EXPENSES, AND FEES, INCLUDING COURT COSTS AND REASONABLE ATTORNEYS' FEES AND EXPENSES.

"AGREEMENT  OF  MERGER"  HAS  THE  MEANING  SET  FORTH  IN  2(C)  BELOW.
 ---------------------
"AFFILIATE"  HAS  THE  MEANING  SET  FORTH  IN  RULE  12B-2  OF  THE REGULATIONS
 ---------
PROMULGATED  UNDER  THE  EXCHANGE  ACT.
 --------
"AFFILIATED  GROUP"  MEANS  ANY  AFFILIATED  GROUP  WITHIN  THE  MEANING OF CODE
 -----------------
1504(A) OR ANY SIMILAR GROUP DEFINED UNDER A SIMILAR PROVISION OF STATE, LOCAL OR FOREIGN LAW.

"BASIS"  MEANS  ANY  PAST  OR  PRESENT  FACT,  SITUATION,  CIRCUMSTANCE, STATUS,
 -----
CONDITION, ACTIVITY, PRACTICE, PLAN, OCCURRENCE, EVENT, INCIDENT, ACTION, FAILURE TO ACT, OR TRANSACTION THAT FORMS OR WOULD BE REASONABLY LIKELY TO FORM THE BASIS FOR ANY SPECIFIED CONSEQUENCE.

"CASH  CONSIDERATION" MEANS $7,625,000, TO BE PAID TO HOFFMAN IN HIS CAPACITY AS
 -------------------
THE SOLE SHAREHOLDER OF THE TARGET AS PARTIAL CONSIDERATION FOR THE MERGER. "CCC" MEANS THE CALIFORNIA CORPORATIONS CODE, AS AMENDED.

"CERTIFICATE  OF  MERGER"  HAS  THE  MEANING  SET  FORTH  IN  2(C)  BELOW.
 -----------------------
"CLOSING"  HAS  THE  MEANING  SET  FORTH  IN  2(B)  BELOW.
 -------
"CLOSING  DATE"  HAS  THE  MEANING  SET  FORTH  IN  2(B)  BELOW.
 -------------
"CLOSING  VALUE"  MEANS$29.
 --------------
"CODE"  MEANS  THE  INTERNAL  REVENUE  CODE  OF  1986,  AS  AMENDED.
 ----
"CONFIDENTIAL  INFORMATION"  MEANS ANY INFORMATION CONCERNING THE BUSINESSES AND
 -------------------------
AFFAIRS OF THE TARGET THAT IS NOT ALREADY GENERALLY AVAILABLE TO THE PUBLIC. "CONSIDERATION" MEANS COLLECTIVELY (I) THE CASH CONSIDERATION AND (II) THE
 -------------
SHARES.
 ----
"CONTROLLED  GROUP  OF  CORPORATIONS"  HAS  THE MEANING SET FORTH IN CODE  1563.
 -----------------------------------
"DEFERRED  INTERCOMPANY  TRANSACTION"  HAS  THE  MEANING  SET  FORTH  IN  REG.
 -----------------------------------
1.1502-13.
 --------
"DGCL"  MEANS  THE  DELAWARE  GENERAL  CORPORATION  LAW,  AS  AMENDED.
 ----
"EFFECTIVE  TIME"  HAS  THE  MEANING  SET  FORTH  IN  2(C)  BELOW.
 ---------------
"EMPLOYEE  BENEFIT  PLAN"  MEANS  ANY  (A) NONQUALIFIED DEFERRED COMPENSATION OR
 -----------------------
RETIREMENT  PLAN  OR  ARRANGEMENT WHICH IS AN EMPLOYEE PENSION BENEFIT PLAN, (B)
 ---
QUALIFIED  DEFINED  CONTRIBUTION  RETIREMENT  PLAN  OR  ARRANGEMENT  WHICH IS AN
 -
EMPLOYEE  PENSION BENEFIT PLAN, (C) QUALIFIED DEFINED BENEFIT RETIREMENT PLAN OR
 -
ARRANGEMENT WHICH IS AN EMPLOYEE PENSION BENEFIT PLAN (INCLUDING ANY MULTIEMPLOYER PLAN), OR (D) EMPLOYEE WELFARE BENEFIT PLAN OR MATERIAL FRINGE BENEFIT PLAN OR PROGRAM.
"EMPLOYEE  PENSION  BENEFIT  PLAN"  HAS  THE  MEANING  SET FORTH IN ERISA  3(2).
 --------------------------------
"EMPLOYEE  PENSION  DEFINED BENEFIT PLAN" MEANS AN EMPLOYEE PENSION BENEFIT PLAN
 ---------------------------------------
THAT  IS  OR  WAS  SUBJECT  TO  TITLE  IV  OF  ERISA.
"EMPLOYEE  WELFARE  BENEFIT  PLAN"  HAS  THE  MEANING  SET FORTH IN ERISA  3(1).
 --------------------------------
"EMPLOYMENT  AGREEMENT"  HAS  THE  MEANING  SET  FORTH  IN  2(H)  BELOW.
 ---------------------

"ENVIRONMENTAL LAWS" MEANS ANY AND ALL APPLICABLE INTERNATIONAL, FEDERAL, STATE,
 ------------------
OR LOCAL LAWS, STATUTES, ORDINANCES, REGULATIONS, POLICIES, GUIDANCE, RULES, JUDGMENTS, ORDERS, COURT DECISIONS OR RULE OF COMMON LAW, PERMITS, RESTRICTIONS AND LICENSES, WHICH (I) REGULATE OR RELATE TO THE PROTECTION OR CLEAN UP OF THE ENVIRONMENT; THE USE, TREATMENT, STORAGE, TRANSPORTATION, HANDLING, DISPOSAL OR RELEASE OF HAZARDOUS SUBSTANCES, THE PRESERVATION OR PROTECTION OF WATERWAYS, GROUNDWATER, DRINKING WATER, AIR, WILDLIFE, PLANTS OR OTHER NATURAL RESOURCES; OR THE HEALTH AND SAFETY OF PERSONS OR PROPERTY, INCLUDING WITHOUT LIMITATION PROTECTION OF THE HEALTH AND SAFETY OF EMPLOYEES; OR (II) IMPOSE LIABILITY OR RESPONSIBILITY WITH RESPECT TO ANY OF THE FOREGOING, INCLUDING WITHOUT LIMITATION THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT (42 U.S.C. 9601 ET SEQ.), OR ANY OTHER LAW OF SIMILAR EFFECT. "ENVIRONMENTAL PERMITS" MEANS ANY MATERIAL PERMIT, LICENSE, AUTHORIZATION OR
 ----------------------
APPROVAL  REQUIRED  UNDER  APPLICABLE  ENVIRONMENTAL  LAWS.
 --
"ERISA"  MEANS  THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.
 -----
"ERISA  AFFILIATE"  MEANS  ANY  ENTITY  WHICH IS (OR AT ANY RELEVANT TIME WAS) A
 ----------------
MEMBER  OF  A  "CONTROLLED  GROUP  OF CORPORATIONS" WITH, UNDER "COMMON CONTROL"
 ---
WITH,  OR  A MEMBER OF AN "AFFILIATED SERVICE GROUP" WITH ANY PERSON, AS DEFINED
 ---
IN 52(A) OR (B), OR 414(B), (C), (M) OR (O) OF THE CODE, OR UNDER "COMMON CONTROL" WITH ANY PERSON WITHIN THE MEANING OF 4001(B)(1) OF ERISA. "EXCESS LOSS ACCOUNT" HAS THE MEANING SET FORTH IN REG. 1.1502-19.
 ---------------------
"EXCHANGE  ACT"  MEANS  THE  SECURITIES  EXCHANGE  ACT  OF  1934,  AS  AMENDED.
 -------------
"EXTREMELY  HAZARDOUS  SUBSTANCE"  HAS  THE  MEANING  SET  FORTH  IN  302 OF THE
 -------------------------------
EMERGENCY  PLANNING  AND  COMMUNITY  RIGHT-TO-KNOW  ACT  OF  1986,  AS  AMENDED.
 ------
"FIDUCIARY"  HAS  THE  MEANING  SET  FORTH  IN  ERISA  3(21).
 ---------
"FINANCIAL  STATEMENTS"  HAS  THE  MEANING  SET  FORTH  IN  5(I)  BELOW.
 ---------------------
"GAAP" MEANS UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AS IN EFFECT
 ----
FROM  TIME  TO  TIME.
"HAZARDOUS  SUBSTANCES"  MEANS ANY POLLUTANT, CHEMICAL, SUBSTANCE AND ANY TOXIC,
 ---------------------
INFECTIOUS, CARCINOGENIC, REACTIVE, CORROSIVE, IGNITABLE OR FLAMMABLE CHEMICAL, OR CHEMICAL COMPOUND, OR HAZARDOUS SUBSTANCE, MATERIAL OR WASTE, WHETHER SOLID, LIQUID OR GAS, THAT IS SUBJECT TO REGULATION, CONTROL OR REMEDIATION UNDER ANY ENVIRONMENTAL LAWS, INCLUDING WITHOUT LIMITATION, ANY QUANTITY OF ASBESTOS IN ANY FORM, UREA FORMALDEHYDE, PCBS, RADON GAS, CRUDE OIL OR ANY FRACTION THEREOF, ALL FORMS OF NATURAL GAS, PETROLEUM PRODUCTS OR BY-PRODUCTS OR DERIVATIVES. "HOFFMAN DISCLOSURE SCHEDULE" HAS THE MEANING SET FORTH IN 4(A) BELOW.
 -----------------------------
"INDEMNIFIED  PARTY"  HAS  THE  MEANING  SET  FORTH  IN  7(D)  BELOW.
 ------------------

"INDEMNIFYING  PARTY"  HAS  THE  MEANING  SET  FORTH  IN  7(D)  BELOW.
 -------------------
"INTELLECTUAL  PROPERTY"  MEANS  (A)  ALL  INVENTIONS  (WHETHER  PATENTABLE  OR
 ----------------------
UNPATENTABLE  AND WHETHER OR NOT REDUCED TO PRACTICE), ALL IMPROVEMENTS THERETO,
 -------
AND ALL PATENTS, PATENT APPLICATIONS, AND PATENT DISCLOSURES, TOGETHER WITH ALL REISSUANCES, CONTINUATIONS, CONTINUATIONS-IN-PART, REVISIONS, EXTENSIONS, AND REEXAMINATIONS THEREOF, (B) ALL TRADEMARKS, SERVICE MARKS, TRADE DRESS, LOGOS, TRADE NAMES, AND CORPORATE NAMES, TOGETHER WITH ALL TRANSLATIONS, ADAPTATIONS, DERIVATIONS, AND COMBINATIONS THEREOF AND INCLUDING ALL GOODWILL ASSOCIATED THEREWITH, AND ALL APPLICATIONS, REGISTRATIONS, AND RENEWALS IN CONNECTION
THEREWITH, (C) ALL COPYRIGHTABLE WORKS, ALL COPYRIGHTS, AND ALL APPLICATIONS, REGISTRATIONS, AND RENEWALS IN CONNECTION THEREWITH, (D) ALL MASK WORKS AND ALL APPLICATIONS, REGISTRATIONS, AND RENEWALS IN CONNECTION THEREWITH, (E) ALL TRADE SECRETS AND CONFIDENTIAL BUSINESS INFORMATION (INCLUDING IDEAS, RESEARCH AND DEVELOPMENT, KNOW-HOW, FORMULAS, COMPOSITIONS, MANUFACTURING AND PRODUCTION PROCESSES AND TECHNIQUES, TECHNICAL DATA, DESIGNS, DRAWINGS, SPECIFICATIONS, CUSTOMER AND SUPPLIER LISTS, PRICING AND COST INFORMATION, AND BUSINESS AND MARKETING PLANS AND PROPOSALS), (F) ALL COMPUTER SOFTWARE (INCLUDING DATA AND RELATED DOCUMENTATION), (G) ALL OTHER PROPRIETARY RIGHTS, AND (H) ALL COPIES AND TANGIBLE EMBODIMENTS THEREOF (IN WHATEVER FORM OR MEDIUM).
"KNOWLEDGE"  MEANS  ACTUAL  KNOWLEDGE  AFTER  REASONABLE  INVESTIGATION.
 ---------
"LEASE  INDEMNIFICATION  OBLIGATION"  HAS  THE MEANING SET FORTH IN  7(C) BELOW.
 ----------------------------------
"LIABILITY"  MEANS  ANY LIABILITY (WHETHER KNOWN OR UNKNOWN, WHETHER ASSERTED OR
 ---------
UNASSERTED, WHETHER ABSOLUTE OR CONTINGENT, WHETHER ACCRUED OR UNACCRUED, WHETHER LIQUIDATED OR UNLIQUIDATED, AND WHETHER DUE OR TO BECOME DUE, INCLUDING, BUT NOT LIMITED TO CONTRACTUAL PERFORMANCE OBLIGATIONS CONTAINED IN THE MATERIAL CONTRACTS), INCLUDING ANY LIABILITY FOR TAXES.
"MATERIAL  ADVERSE  CHANGE"  OR "MATERIAL ADVERSE EFFECT" MEANS, WITH RESPECT TO
 -------------------------       -----------------------
ANY  PERSON,  ANY  CHANGE  OR  EFFECT  THAT  IS  OR  IS  REASONABLY LIKELY TO BE
 -
MATERIALLY  ADVERSE TO THE BUSINESS, OPERATIONS, ASSETS, CONDITION (FINANCIAL OR
 -
OTHERWISE), PROSPECTS OR RESULTS OF OPERATIONS OF THAT PERSON; PROVIDED THAT WITH RESPECT TO PARENT, A CHANGE IN THE MARKET PRICE OF PARENT COMMON STOCK SHALL NOT BE A MATERIAL ADVERSE EFFECT ON PARENT; PROVIDED, FURTHER, THAT ANY EFFECT ARISING SOLELY FROM OR RELATING SOLELY TO THE ANNOUNCEMENT OF (I) THE MERGER OR (II) THE EXECUTION OF THIS AGREEMENT, SHALL NOT BE DEEMED TO
CONSTITUTE  A  MATERIAL  ADVERSE  EFFECT  ON  ANY  PERSON.
"MATERIAL  CONTRACTS"  HAS  THE  MEANING  SET  FORTH  IN  5(R)  BELOW.
 -------------------
"MERGER  SUB"  HAS  THE  MEANING  SET  FORTH  IN  THE  PREFACE  ABOVE.
 -----------
"MOST  RECENT  BALANCE  SHEET" MEANS THE BALANCE SHEET CONTAINED WITHIN THE MOST
 ----------------------------
RECENT  FINANCIAL  STATEMENTS.
 -
"MOST  RECENT  FINANCIAL  STATEMENTS"  HAS THE MEANING SET FORTH IN  5(I) BELOW.
 -----------------------------------
"MOST  RECENT  FISCAL  QUARTER  END"  HAS  THE MEANING SET FORTH IN  5(I) BELOW.
 ----------------------------------
"MOST  RECENT  FISCAL  YEAR  END"  HAS  THE  MEANING  SET  FORTH IN  5(I) BELOW.
 -------------------------------

"MULTIEMPLOYER  PLAN"  HAS  THE  MEANING  SET  FORTH  IN  ERISA  3(37).
 -------------------
"ORDINARY  COURSE  OF BUSINESS" MEANS THE ORDINARY COURSE OF BUSINESS CONSISTENT
 -----------------------------
WITH  PAST  CUSTOM  AND  PRACTICE  (INCLUDING  WITH  RESPECT  TO  QUANTITY  AND
FREQUENCY).
"PARENT"  HAS  THE  MEANING  SET  FORTH  IN  THE  PREFACE  ABOVE.
 ------
"PARENT  COMMON  STOCK" MEANS ANY SHARE OF THE COMMON STOCK, PAR VALUE $.004 PER
 ---------------------
SHARE,  OF  THE  PARENT.
 "PARENT  INDEMNIFIED  PARTY"  HAS  THE  MEANING  SET  FORTH  IN  7(B)  BELOW.
  --------------------------
"PARENT  SEC  DOCUMENTS"  HAS  THE  MEANING  SET  FORTH  IN  4(B)(VI)  BELOW.
 ----------------------
"PARTY"  HAS  THE  MEANING  SET  FORTH  IN  THE  PREFACE  ABOVE.
 -----
"PBGC"  MEANS  THE  PENSION  BENEFIT  GUARANTY  CORPORATION.
 ----
"PERSON"  MEANS  AN  INDIVIDUAL, A PARTNERSHIP, A CORPORATION, AN ASSOCIATION, A
 ------
JOINT  STOCK  COMPANY, A TRUST, A JOINT VENTURE, AN UNINCORPORATED ORGANIZATION,
 -
OR A GOVERNMENTAL ENTITY (OR ANY DEPARTMENT, AGENCY, OR POLITICAL SUBDIVISION THEREOF).
"POST-CLOSING  PARTIAL  PERIOD"  HAS  THE  MEANING SET FORTH IN  7(B)(II) BELOW.
 -----------------------------
"PRE-CLOSING  PARTIAL  PERIOD"  HAS  THE  MEANING  SET FORTH IN  7(B)(II) BELOW.
 ----------------------------
"PRE-CLOSING  PERIODS"  HAS  THE  MEANING  SET  FORTH  IN  7(B)(II)  BELOW.
 --------------------
"PROHIBITED TRANSACTION" HAS THE MEANING SET FORTH IN ERISA  406 AND CODE  4975.
 ----------------------
"PROPERTY  TAXES"  HAS  THE  MEANING  SET  FORTH  IN  8(B)  BELOW.
 ---------------
"REGISTRATION  RIGHTS  AGREEMENT"  HAS  THE  MEANING  SET  FORTH IN  2(H) BELOW.
 -------------------------------
"REPORTABLE  EVENT"  HAS  THE  MEANING  SET  FORTH  IN  ERISA  4043.
 -----------------
"SEC"  MEANS  THE  SECURITIES  AND  EXCHANGE  COMMISSION.
 ---
"SECURITIES  ACT"  MEANS  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED.
 ---------------
"SECURITY  INTEREST"  MEANS  ANY MORTGAGE, PLEDGE, LIEN, ENCUMBRANCE, CHARGE, OR
 ------------------
OTHER  SECURITY  INTEREST, OTHER THAN (A) MECHANIC'S, MATERIALMEN'S, AND SIMILAR
 -
LIENS, (B) LIENS FOR TAXES NOT YET DUE AND PAYABLE, (C) PURCHASE MONEY LIENS AND LIENS SECURING RENTAL PAYMENTS UNDER CAPITAL LEASE ARRANGEMENTS, AND (D) OTHER LIENS ARISING IN THE ORDINARY COURSE OF BUSINESS AND NOT INCURRED IN CONNECTION WITH THE BORROWING OF MONEY.
"SHARES"  MEANS 853,448 SHARES OF PARENT COMMON STOCK TO BE ISSUED TO HOFFMAN IN
 ------
HIS CAPACITY AS THE SOLE SHAREHOLDER OF THE TARGET AS PARTIAL CONSIDERATION FOR THE MERGER.

"STRADDLE  PERIOD"  HAS  THE  MEANING  SET  FORTH  IN  7(B)(II)  BELOW.
 ----------------
"SUBSIDIARY"  MEANS ANY CORPORATION WITH RESPECT TO WHICH A SPECIFIED PERSON (OR
 ----------
A SUBSIDIARY THEREOF) OWNS A MAJORITY OF THE COMMON STOCK OR HAS THE POWER TO VOTE OR DIRECT THE VOTING OF SUFFICIENT SECURITIES TO ELECT A MAJORITY OF THE DIRECTORS.
"SURVIVING  CORPORATION"  HAS  THE  MEANING  SET  FORTH  IN  2(A)  BELOW.
 ----------------------
"TARGET"  HAS  THE  MEANING  SET  FORTH  IN  THE  PREFACE  ABOVE.
 ------
"TARGET  COMMON STOCK" MEANS ANY SHARE OF THE COMMON STOCK, NO PAR VALUE, OF THE
 --------------------
TARGET.
"TARGET  DISCLOSURE  SCHEDULE"  HAS  THE  MEANING  SET  FORTH  IN  5  BELOW.
 ----------------------------
"TAX"  MEANS  ANY  FEDERAL,  STATE,  LOCAL,  OR  FOREIGN INCOME, GROSS RECEIPTS,
 ---
LICENSE,  PAYROLL,  EMPLOYMENT,  EXCISE,  SEVERANCE, STAMP, OCCUPATION, PREMIUM,
 ---
WINDFALL  PROFITS,  ENVIRONMENTAL  (INCLUDING  TAXES  UNDER  CODE  59A), CUSTOMS
 --
DUTIES,  CAPITAL  STOCK,  FRANCHISE,  PROFITS,  WITHHOLDING, SOCIAL SECURITY (OR
 --
SIMILAR),  UNEMPLOYMENT,  DISABILITY,  REAL  PROPERTY, PERSONAL PROPERTY, SALES,
 --
USE,  TRANSFER,  REGISTRATION,  VALUE  ADDED,  ALTERNATIVE  OR  ADD-ON  MINIMUM,
 --
ESTIMATED, OR OTHER TAX OF ANY KIND WHATSOEVER, INCLUDING ANY INTEREST, PENALTY,
 --
OR  ADDITION  THERETO,  WHETHER  DISPUTED  OR  NOT.
"TAX  RETURN"  MEANS  ANY  RETURN,  DECLARATION,  REPORT,  CLAIM  FOR REFUND, OR
 -----------
INFORMATION  RETURN  OR  STATEMENT  RELATING TO TAXES, INCLUDING ANY SCHEDULE OR
 ------
ATTACHMENT  THERETO,  AND  INCLUDING  ANY  AMENDMENT  THEREOF.
 --
 "THIRD  PARTY  CLAIM"  HAS  THE  MEANING  SET  FORTH  IN  7(D)  BELOW.
  -------------------
2.     THE  MERGER.
       -----------
(A)     THE  MERGER
        -----------
     . UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS AGREEMENT, AND IN ACCORDANCE WITH THE DGCL AND THE CCC, THE TARGET SHALL BE MERGED WITH AND INTO MERGER SUB AT THE EFFECTIVE TIME (AS DEFINED BELOW). FOLLOWING THE MERGER, THE SEPARATE CORPORATE EXISTENCE OF THE TARGET SHALL CEASE AND MERGER SUB SHALL CONTINUE AS THE SURVIVING CORPORATION (THE "SURVIVING
                                                                       ---------
CORPORATION")  IN  ACCORDANCE  WITH  THE  DGCL  AND  THE  CCC.
     ------
(B)     THE  CLOSING
        ------------
     . THE CLOSING OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (THE "CLOSING") SHALL TAKE PLACE AT THE OFFICES OF LATHAM & WATKINS IN COSTA MESA,
    ----
CALIFORNIA, CONCURRENTLY WITH THE EXECUTION OF THIS AGREEMENT, OR ON SUCH OTHER DATE AS THE PARTIES MAY MUTUALLY DETERMINE (THE "CLOSING DATE").
                                                         -------------
(C)     EFFECTIVE  TIME
        ---------------
     . UPON THE CLOSING, THE PARTIES SHALL FILE WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE A CERTIFICATE OF MERGER IN THE FORM, AND TOGETHER WITH SUCH CERTIFICATES, AS IS REQUIRED UNDER THE DGCL (THE "CERTIFICATE OF MERGER"),
                                                        ---------------------
EXECUTED IN ACCORDANCE WITH THE RELEVANT PROVISIONS OF THE DGCL, AND AS SOON AS REASONABLY PRACTICABLE THEREAFTER SHALL FILE A CERTIFIED COPY OF THE CERTIFICATE OF MERGER WITH THE SECRETARY OF STATE OF THE STATE OF CALIFORNIA, AS IS REQUIRED UNDER THE CCC, AND SHALL MAKE ALL OTHER FILINGS, RECORDINGS OR PUBLICATIONS REQUIRED UNDER THE DGCL OR THE CCC IN CONNECTION WITH THE MERGER. THE MERGER

SHALL BECOME EFFECTIVE AT SUCH TIME AS THE CERTIFICATE OF MERGER IS FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE, OR AT SUCH OTHER TIME AS THE PARTIES MAY AGREE AND SPECIFY IN THE CERTIFICATE OF MERGER (THE TIME THE MERGER BECOMES EFFECTIVE BEING THE "EFFECTIVE TIME").
                                 ---------------
(D)     EFFECTS  OF  THE  MERGER
        ------------------------
     . AT AND AFTER THE EFFECTIVE TIME, THE MERGER WILL HAVE THE EFFECTS SET FORTH IN THE APPLICABLE PROVISIONS OF THE CCC AND THE DGCL. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AT THE EFFECTIVE TIME, UNLESS OTHERWISE PROVIDED HEREIN, ALL THE PROPERTY, RIGHTS, PRIVILEGES, POWERS AND FRANCHISES OF THE TARGET AND MERGER SUB SHALL VEST IN THE SURVIVING CORPORATION, AND ALL
DEBTS,  LIABILITIES  AND  DUTIES  OF  THE TARGET AND MERGER SUB SHALL BECOME THE
DEBTS,  LIABILITIES  AND  DUTIES  OF  THE  SURVIVING  CORPORATION.
(E)     CERTIFICATE  OF  INCORPORATION
        ------------------------------
     . THE CERTIFICATE OF INCORPORATION OF MERGER SUB, AS IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL BE AMENDED AS SET FORTH IN EXHIBIT A ATTACHED
                                                              ---------
HERETO, AND, AS SO AMENDED, SHALL BE THE CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION UNTIL THEREAFTER AMENDED AS PROVIDED THEREIN OR BY APPLICABLE LAW.
(F)     BYLAWS
        ------
     . THE BYLAWS OF MERGER SUB AS IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL BE THE BYLAWS OF THE SURVIVING CORPORATION UNTIL THEREAFTER CHANGED OR AMENDED AS PROVIDED THEREIN OR BY APPLICABLE LAW.
(G)     OFFICERS  AND  DIRECTORS  OF  SURVIVING  CORPORATION
        ----------------------------------------------------
     . THE PERSONS LISTED ON SCHEDULE 2(G) SHALL BE THE OFFICERS OF THE SURVIVING CORPORATION, UNTIL THE EARLIER OF THEIR RESIGNATION OR REMOVAL OR OTHERWISE CEASING TO BE AN OFFICER OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED, AS THE CASE MAY BE. PETER C. FARRELL, LESLIE HOFFMAN, AND WALTER FLICKER SHALL BE THE DIRECTORS OF THE SURVIVING CORPORATION, UNTIL THE EARLIER OF THEIR RESIGNATION OR REMOVAL OR OTHERWISE CEASING TO BE A DIRECTOR OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED, AS THE CASE MAY BE.
(H)     DELIVERIES  OF  HOFFMAN  AND  TARGET  AT  CLOSING
        -------------------------------------------------
     .  AT  THE  CLOSING,  HOFFMAN  AND TARGET WILL DELIVER TO PARENT AND MERGER
SUB:
(I)     CERTIFICATES REPRESENTING ALL OUTSTANDING SHARES OF TARGET COMMON STOCK;
(II) AN OPINION FROM TARGET'S COUNSEL WHICH ADDRESSES THE ITEMS SET FORTH IN EXHIBIT D;
----------
(III)     COPIES  OF  ALL  THIRD PARTY CONSENTS LISTED ON SCHEDULE 2(H) ATTACHED
                                                          -------------
HERETO;
(IV) AN EMPLOYMENT AGREEMENT IN SUBSTANTIALLY THE FORM ATTACHED HERETO AS EXHIBIT E (THE "EMPLOYMENT AGREEMENT") EXECUTED BY HOFFMAN;
  --------         ---------------------
(V) ASSIGNMENT OF INVENTIONS, IN SUBSTANTIALLY THE FORM ATTACHED HERETO AS EXHIBIT F, EXECUTED BY ALL EMPLOYEES OF TARGET AS OF THE CLOSING DATE;
 ---------

(VI) A REGISTRATION RIGHTS AGREEMENT IN SUBSTANTIALLY THE FORM ATTACHED HERETO AS EXHIBIT C RELATING TO THE SHARES (THE "REGISTRATION RIGHTS AGREEMENT")
          ---------                              -----------------------------
EXECUTED  BY  HOFFMAN;  AND
(VII) SUCH OTHER CLOSING CERTIFICATES AND INSTRUMENTS AS THE PARENT MAY REASONABLY REQUEST IN CONNECTION WITH THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
(I)     DELIVERIES  OF  PARENT  AND  MERGER  SUB  AT  CLOSING
        -----------------------------------------------------
     .  AT  THE  CLOSING,  PARENT  AND  MERGER  SUB  WILL DELIVER TO HOFFMAN AND
TARGET:
(I)     THE  CONSIDERATION,  AS  CONTEMPLATED  BY  3;
(II)     THE  REGISTRATION  RIGHTS  AGREEMENT  EXECUTED  BY  PARENT;
(III)     THE  EMPLOYMENT  AGREEMENT  EXECUTED  BY  MERGER  SUB;
(IV) A FORM OF RELEASE OR TERMINATION AGREEMENT EVIDENCING THAT HOFFMAN HAS BEEN RELEASED FROM ALL PERSONAL GUARANTEES OF INDEBTEDNESS OF THE TARGET UNDER THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 1, 1999, BY AND BETWEEN TARGET AND WELLS FARGO BANK, N.A., AS AMENDED TO THE DATE HEREOF; AND
(V) SUCH OTHER CLOSING CERTIFICATES AND INSTRUMENTS AS HOFFMAN MAY REASONABLY REQUEST IN CONNECTION WITH THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
3.     EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS
       -------------------------------------------------------------------------
     . AS OF THE EFFECTIVE TIME, BY VIRTUE OF THE MERGER AND WITHOUT ANY ACTION ON THE PART OF THE HOLDER OF ANY SHARES OF TARGET STOCK OR ANY SHARES OF CAPITAL STOCK OF MERGER SUB:
(A)     CAPITAL  STOCK  OF  MERGER  SUB
        -------------------------------
     . EACH ISSUED AND OUTSTANDING SHARE OF CAPITAL STOCK OF MERGER SUB SHALL REMAIN ISSUED AND OUTSTANDING.
(B)     CONVERSION  OF  TARGET  SHARES
        ------------------------------
     . AT AND AS OF THE EFFECTIVE TIME, ALL OUTSTANDING SHARES OF TARGET COMMON STOCK, IN AGGREGATE, SHALL BE CONVERTED INTO THE RIGHT TO RECEIVE THE CONSIDERATION, PAYABLE AS SET FORTH BELOW. NO SHARE OF TARGET STOCK SHALL BE DEEMED TO BE OUTSTANDING OR TO HAVE ANY RIGHTS, OTHER THAN THE RIGHT TO RECEIVE THE CONSIDERATION, AFTER THE EFFECTIVE TIME.
(C)     CANCELLATION  OF  TREASURY  STOCK  AND  PARENT-OWNED  STOCK
        -----------------------------------------------------------
     . EACH SHARE OF TARGET COMMON STOCK THAT IS OWNED BY TARGET AND EACH SHARE OF TARGET COMMON STOCK THAT IS OWNED BY PARENT, MERGER SUB OR ANY OTHER WHOLLY OWNED SUBSIDIARY OF PARENT SHALL AUTOMATICALLY BE CANCELED AND RETIRED AND SHALL CEASE TO EXIST, AND NO PARENT COMMON STOCK OR OTHER CONSIDERATION SHALL BE DELIVERED IN EXCHANGE THEREFOR.
(D)     CONVEYANCE  OF  CONSIDERATION  TO  HOFFMAN
        ------------------------------------------
     . SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, ON THE CLOSING DATE, IN EXCHANGE FOR CERTIFICATES REPRESENTING ALL OF THE OUTSTANDING TARGET COMMON STOCK, PARENT SHALL DELIVER TO HOFFMAN (A) CASH, PAYABLE BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS, IN THE AMOUNT OF THE CASH CONSIDERATION, AND (B) A CERTIFICATE OR CERTIFICATES IN THE NAME OF HOFFMAN REPRESENTING IN THE AGGREGATE 853,448 SHARES.

4.     REPRESENTATIONS  AND  WARRANTIES  CONCERNING  THE  TRANSACTION.
       --------------------------------------------------------------
(A)     REPRESENTATIONS  AND  WARRANTIES  OF  HOFFMAN
        ---------------------------------------------
     . HOFFMAN REPRESENTS AND WARRANTS TO THE PARENT AND MERGER SUB THAT THE STATEMENTS CONTAINED IN THIS 4(A) ARE CORRECT AND COMPLETE AS OF THE DATE OF THIS AGREEMENT, EXCEPT AS SET FORTH IN THE DISCLOSURE SCHEDULE DELIVERED BY HOFFMAN TO THE PARENT ON THE DATE HEREOF, INITIALED BY THE PARTIES AND ATTACHED HERETO (THE "HOFFMAN DISCLOSURE SCHEDULE"). NOTHING IN THE HOFFMAN DISCLOSURE
               ----------------------------
SCHEDULE IS DEEMED ADEQUATE TO DISCLOSE AN EXCEPTION TO A REPRESENTATION OR WARRANTY MADE HEREIN, HOWEVER, UNLESS THE HOFFMAN DISCLOSURE SCHEDULE IDENTIFIES THE EXCEPTION WITH PARTICULARITY AND DESCRIBES THE RELEVANT FACTS IN DETAIL. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE MERE LISTING (OR INCLUSION OF A COPY) OF A DOCUMENT OR OTHER ITEM SHALL NOT BE DEEMED ADEQUATE TO DISCLOSE AN EXCEPTION TO A REPRESENTATION OR WARRANTY MADE HEREIN (UNLESS THE REPRESENTATION OR WARRANTY HAS TO DO WITH THE EXISTENCE OF THE DOCUMENT OR OTHER
ITEM ITSELF). THE HOFFMAN DISCLOSURE SCHEDULE WILL BE ARRANGED IN PARAGRAPHS CORRESPONDING TO THE LETTERED AND NUMBERED PARAGRAPHS CONTAINED IN THIS 4(A), AND DISCLOSURE OF ANY MATTER IN ANY SUCH PARAGRAPH IS DEEMED TO BE DISCLOSURE FOR THE PURPOSES OF THE CORRESPONDINGLY NUMBERED PARAGRAPH OF THIS 4(A) ONLY,
AND  NOT  FOR  ANY  OTHER  PARAGRAPH  OF  THIS  4(A),  OR FOR ANY OTHER PURPOSE.
(I)     AUTHORIZATION  OF  TRANSACTION.  HOFFMAN HAS FULL POWER AND AUTHORITY TO
        ------------------------------
EXECUTE AND DELIVER THIS AGREEMENT AND TO PERFORM HIS OBLIGATIONS HEREUNDER. THIS AGREEMENT CONSTITUTES THE VALID AND LEGALLY BINDING OBLIGATION OF HOFFMAN, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS AND CONDITIONS. NO NOTICE TO, OR CONSENT OF, HOFFMAN'S SPOUSE IS REQUIRED UNDER ANY LAW, STATUTE, RULE OR REGULATION RELATED TO MARITAL OR COMMUNITY PROPERTY IN ORDER FOR HOFFMAN TO EXECUTE AND DELIVER THIS AGREEMENT AND TO PERFORM HIS OBLIGATIONS HEREUNDER AND CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY, AND NO RIGHTS OF HOFFMAN'S SPOUSE UNDER ANY SUCH LAW, STATUTE, RULE OR REGULATION SHALL BE TRIGGERED BY THE
     EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PERFORMANCE BY HOFFMAN OF HIS OBLIGATIONS HEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY.
(II)     NONCONTRAVENTION.  NEITHER  THE  EXECUTION  AND  THE  DELIVERY  OF THIS
         ----------------
AGREEMENT,  NOR  THE  CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, WILL
(A) VIOLATE ANY CONSTITUTION, STATUTE, REGULATION, RULE, INJUNCTION, JUDGMENT, ORDER, DECREE, RULING, CHARGE, OR OTHER RESTRICTION OF ANY GOVERNMENT, GOVERNMENTAL AGENCY, OR COURT TO WHICH HOFFMAN IS SUBJECT OR (B) CONFLICT WITH, RESULT IN A BREACH OF, CONSTITUTE A DEFAULT UNDER, RESULT IN THE ACCELERATION OF, CREATE IN ANY PARTY THE RIGHT TO ACCELERATE, TERMINATE, MODIFY, OR CANCEL, OR REQUIRE ANY NOTICE OR CONSENT UNDER ANY AGREEMENT, CONTRACT, LEASE, LICENSE, INSTRUMENT, OR OTHER ARRANGEMENT TO WHICH HOFFMAN IS A PARTY OR BY WHICH HE IS BOUND OR TO WHICH ANY OF HIS ASSETS IS SUBJECT.
(III)     APPROVALS.  NO  CONSENT,  APPROVAL,  ORDER  OR  AUTHORIZATION  OF,  OR
          ---------
REGISTRATION, DECLARATION OR FILING WITH, OR PERMIT FROM, ANY GOVERNMENTAL ENTITY IS REQUIRED BY OR WITH RESPECT TO HOFFMAN IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE CONSUMMATION BY HOFFMAN OF THE TRANSACTIONS CONTEMPLATED HEREBY EXCEPT FOR: (A) THE FILING OF THE CERTIFICATE OF MERGER WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE PURSUANT TO THE DGCL; (B) THE FILING OF THE AGREEMENT OF MERGER WITH THE SECRETARY OF STATE OF THE STATE OF CALIFORNIA PURSUANT TO THE CCC; (C) SUCH FILINGS AND APPROVALS AS MAY BE REQUIRED BY ANY APPLICABLE NON-U.S. GOVERNMENTAL ENTITY; (D) SUCH FILINGS AND APPROVALS AS MAY BE REQUIRED BY ANY NON-U.S. PREMERGER NOTIFICATION, SECURITIES, CORPORATE OR OTHER LEGAL REQUIREMENT, AND (E) SUCH CONSENTS, APPROVALS, ORDERS, AUTHORIZATIONS, REGISTRATIONS, DECLARATIONS AND FILINGS THE FAILURE OF WHICH TO MAKE OR OBTAIN COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT ON TARGET OR PARENT OR MATERIALLY IMPAIR OR DELAY THE ABILITY OF THE PARTIES TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(IV)     BROKERS'  FEES.  HOFFMAN HAS NO LIABILITY OR OBLIGATION TO PAY ANY FEES
         --------------
OR COMMISSIONS TO ANY BROKER, FINDER, OR AGENT WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT FOR WHICH THE PARENT OR MERGER SUB COULD BECOME LIABLE OR OBLIGATED.
(V)     INVESTMENT.  HOFFMAN  (A) UNDERSTANDS THAT THE SHARES HAVE NOT BEEN, AND
        ----------
WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR UNDER ANY STATE SECURITIES LAWS, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON FEDERAL AND STATE EXEMPTIONS FOR TRANSACTIONS NOT INVOLVING ANY PUBLIC OFFERING, (B) IS ACQUIRING THE SHARES SOLELY FOR HIS OR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES, AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, (C) IS A SOPHISTICATED INVESTOR WITH KNOWLEDGE AND EXPERIENCE IN BUSINESS AND FINANCIAL MATTERS, (D) HAS RECEIVED CERTAIN INFORMATION CONCERNING THE PARENT AND HAS HAD THE OPPORTUNITY TO OBTAIN ADDITIONAL INFORMATION AS DESIRED IN ORDER TO EVALUATE THE MERITS AND THE RISKS INHERENT IN HOLDING THE SHARES, (E) IS ABLE TO BEAR THE ECONOMIC RISK AND LACK OF LIQUIDITY INHERENT IN HOLDING THE SHARES, AND (F) IS AN ACCREDITED INVESTOR FOR THE REASONS SET FORTH ON THE ACCREDITED INVESTOR QUESTIONNAIRE ATTACHED TO THE HOFFMAN DISCLOSURE SCHEDULE.
(VI)     TARGET SHARES.  HOFFMAN HOLDS OF RECORD AND OWNS BENEFICIALLY 4,250,000
         -------------
SHARES OF TARGET COMMON STOCK, BEING ALL OF THE OUTSTANDING SHARES OF TARGET COMMON STOCK, FREE AND CLEAR OF ANY RESTRICTIONS ON TRANSFER (OTHER THAN ANY RESTRICTIONS UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS), TAXES, SECURITY INTERESTS, OPTIONS, WARRANTS, PURCHASE RIGHTS, CONTRACTS, COMMITMENTS, EQUITIES, CLAIMS, AND DEMANDS. HOFFMAN IS NOT A PARTY TO ANY OPTION, WARRANT, PURCHASE RIGHT, OR OTHER CONTRACT OR COMMITMENT THAT COULD REQUIRE HOFFMAN TO SELL, TRANSFER, OR OTHERWISE DISPOSE OF ANY CAPITAL STOCK OF THE TARGET (OTHER THAN THIS AGREEMENT). HOFFMAN IS NOT A PARTY TO ANY VOTING TRUST, PROXY, OR OTHER AGREEMENT OR UNDERSTANDING WITH RESPECT TO THE VOTING OF ANY CAPITAL STOCK OF THE TARGET, AND HAS FULL AUTHORITY TO VOTE THE SHARES OF TARGET COMMON STOCK HELD BY HIM.
(VII)     NO  CONTRARY  ACTION.  HOFFMAN HAS NOT TAKEN OR CAUSED TO BE TAKEN, OR
          --------------------
AGREED TO TAKE OR CAUSE TO BE TAKEN, ANY ACTION, AND HAS NO PLAN OR INTENTION TO TAKE OR CAUSE TO BE TAKEN ANY ACTION THAT WOULD, OR IS REASONABLY LIKELY TO, PREVENT THE MERGER FROM QUALIFYING AS A REORGANIZATION WITHIN THE MEANING OF
SECTION 368(A) OF THE CODE, NOR DOES HOFFMAN KNOW OR HAVE REASON TO KNOW OF ANY FACT, AGREEMENT, PLAN OR OTHER CIRCUMSTANCE THAT WOULD, OR IS REASONABLY LIKELY TO, PREVENT THE MERGER FROM QUALIFYING AS A REORGANIZATION WITHIN THE MEANING OF
SECTION 368(A) OF THE CODE. FOR PURPOSES OF THIS REPRESENTATION, ANY FAILURE OR OMISSION TO ACT, OR THE CAUSING OF ANY FAILURE OR OMISSION TO ACT, SHALL CONSTITUTE AN ACTION TAKEN, OR CAUSED TO BE TAKEN, AS APPROPRIATE.
(B)     REPRESENTATIONS  AND  WARRANTIES  OF  THE  PARENT  AND  MERGER  SUB
        -------------------------------------------------------------------
     . PARENT AND MERGER SUB REPRESENT AND WARRANT TO HOFFMAN AND THE TARGET THAT THE STATEMENTS CONTAINED IN THIS 4(B) ARE CORRECT AND COMPLETE AS OF THE DATE OF THIS AGREEMENT.
(I)     ORGANIZATION  OF  THE  PARENT AND MERGER SUB.  EACH OF PARENT AND MERGER
        --------------------------------------------
SUB IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF DELAWARE. EACH OF PARENT AND MERGER SUB HAS ALL REQUISITE CORPORATE POWER AND AUTHORITY TO OWN, LEASE AND OPERATE ITS PROPERTIES
     AND TO CARRY ON ITS BUSINESS AS NOW BEING CONDUCTED, AND IS DULY QUALIFIED AND IN GOOD STANDING TO DO BUSINESS IN EACH JURISDICTION IN WHICH THE BUSINESS IT IS CONDUCTING, OR THE OPERATION, OWNERSHIP OR LEASING OF ITS PROPERTIES, MAKES SUCH QUALIFICATION NECESSARY, EXCEPT WHERE THE FAILURE TO SO QUALIFY, INDIVIDUALLY, OR IN THE AGGREGATE, WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, OPERATIONS, ASSETS, FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF THE PARENT AND ITS SUBSIDIARIES TAKEN AS A WHOLE.
(II)     AUTHORIZATION  OF  TRANSACTION.  EACH OF PARENT AND MERGER SUB HAS FULL
         ------------------------------
POWER AND AUTHORITY (INCLUDING FULL CORPORATE POWER AND AUTHORITY) TO EXECUTE AND DELIVER THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER. THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY PARENT AND MERGER SUB AND THE CONSUMMATION BY PARENT AND MERGER SUB OF THE TRANSACTIONS CONTEMPLATED HEREBY HAVE BEEN DULY APPROVED BY THE BOARDS OF DIRECTORS OF PARENT AND MERGER SUB AND BY THE SOLE SHAREHOLDER OF MERGER SUB. NO OTHER CORPORATE PROCEEDINGS ON THE PART OF PARENT OR MERGER SUB ARE NECESSARY TO AUTHORIZE THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. THIS AGREEMENT CONSTITUTES THE VALID AND LEGALLY BINDING OBLIGATION OF THE PARENT AND MERGER SUB, ENFORCEABLE IN
ACCORDANCE  WITH  ITS  TERMS  AND  CONDITIONS.
(III)     SHARES.  WHEN  ISSUED  IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT,
          ------
THE  SHARES  WILL  BE  DULY  AUTHORIZED,  VALIDLY  ISSUED,  FULLY  PAID  AND
NONASSESSABLE.
(IV)     NONCONTRAVENTION.  NEITHER  THE  EXECUTION  AND  THE  DELIVERY  OF THIS
         ----------------
AGREEMENT, NOR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, WILL VIOLATE ANY CONSTITUTION, STATUTE, REGULATION, RULE, INJUNCTION, JUDGMENT,
ORDER, DECREE, RULING, CHARGE, OR OTHER RESTRICTION OF ANY GOVERNMENT, GOVERNMENTAL AGENCY, OR COURT TO WHICH THE PARENT OR MERGER SUB IS SUBJECT OR ANY PROVISION OF THEIR RESPECTIVE CHARTER OR BYLAWS.

(V)     APPROVALS.  NO  CONSENT,  APPROVAL,  ORDER  OR  AUTHORIZATION  OF,  OR
        ---------
REGISTRATION, DECLARATION OR FILING WITH, OR PERMIT FROM, ANY GOVERNMENTAL ENTITY IS REQUIRED BY OR WITH RESPECT TO PARENT OR MERGER SUB IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE CONSUMMATION BY PARENT AND MERGER SUB OF THE TRANSACTIONS CONTEMPLATED HEREBY EXCEPT FOR: (A) THE FILING OF THE CERTIFICATE OF MERGER WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE PURSUANT TO THE DGCL; (B) THE FILING OF THE AGREEMENT OF MERGER WITH THE SECRETARY OF STATE OF THE STATE OF CALIFORNIA PURSUANT TO THE CCC; (C) FILINGS WITH THE SEC REQUIRED UNDER THE EXCHANGE ACT; (D) SUCH FILINGS AND APPROVALS AS MAY BE REQUIRED BY ANY APPLICABLE STATE SECURITIES, "BLUE SKY" OR TAKEOVER LAWS;
(E) SUCH FILINGS WITH THE SEC UNDER THE SECURITIES ACT AS MAY BE REQUIRED IN CONNECTION WITH THE ISSUANCE OF THE SHARES AND THE SUBSEQUENT REGISTRATION OF THE SHARES PURSUANT TO THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN 7 BELOW; (F) SUCH FILINGS AND APPROVALS AS MAY BE REQUIRED BY THE RULES AND REGULATIONS OF THE NEW YORK STOCK EXCHANGE; (G) SUCH FILINGS AND APPROVALS AS MAY BE REQUIRED BY ANY APPLICABLE NON-U.S. GOVERNMENTAL ENTITY; (H) SUCH FILINGS AND APPROVALS AS MAY BE REQUIRED BY ANY NON-U.S. PREMERGER NOTIFICATION, SECURITIES, CORPORATE OR OTHER LEGAL REQUIREMENT, AND (I) SUCH CONSENTS, APPROVALS, ORDERS, AUTHORIZATIONS, REGISTRATIONS, DECLARATIONS AND FILINGS THE FAILURE OF WHICH TO MAKE OR OBTAIN COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, OPERATIONS, ASSETS, FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF THE PARENT AND ITS SUBSIDIARIES TAKEN AS A WHOLE, OR MATERIALLY IMPAIR OR DELAY THE ABILITY OF THE PARTIES TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
(VI)     PARENT  SEC  DOCUMENTS.  THE  PARENT  HAS  FILED  ALL REQUIRED REPORTS,
         ----------------------
SCHEDULES, FORMS, STATEMENTS AND OTHER DOCUMENTS WITH THE SEC SINCE JUNE 30, 2000 (SUCH DOCUMENTS, TOGETHER WITH ALL EXHIBITS AND SCHEDULES THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, COLLECTIVELY REFERRED TO HEREIN AS THE "PARENT SEC DOCUMENTS"). AS OF THEIR RESPECTIVE DATES, NONE OF THE PARENT
      ---------------------
SEC DOCUMENTS CONTAINED WHEN FILED ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMITTED TO STATE A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. THE CONSOLIDATED FINANCIAL STATEMENTS OF THE PARENT INCLUDED IN THE PARENT SEC DOCUMENTS COMPLIED AS TO FORM IN ALL MATERIAL
RESPECTS  WITH  THE  PUBLISHED  RULES  AND  REGULATIONS  OF THE SEC WITH RESPECT
THERETO, WERE PREPARED IN ACCORDANCE WITH GAAP APPLIED ON A CONSISTENT BASIS DURING THE PERIODS INVOLVED (EXCEPT AS MAY BE INDICATED IN THE NOTES THERETO OR, IN THE CASE OF THE UNAUDITED STATEMENTS, AS PERMITTED BY RULE 10-01 OF REGULATION S-X OF THE SEC) AND FAIRLY PRESENT IN ACCORDANCE WITH APPLICABLE REQUIREMENTS OF GAAP (SUBJECT, IN THE CASE OF THE UNAUDITED STATEMENTS, TO NORMAL YEAR-END ADJUSTMENTS AND OTHER ADJUSTMENTS DISCUSSED THEREIN) THE CONSOLIDATED FINANCIAL POSITION OF THE PARENT AS OF THEIR RESPECTIVE DATES AND THE RESULTS OF OPERATIONS AND THE CONSOLIDATED CASH FLOWS OF THE PARENT AND ITS CONSOLIDATED SUBSIDIARIES FOR THE PERIODS PRESENTED THEREIN.
(VII)     BROKERS'  FEES.  NEITHER  PARENT  NOR  MERGER SUB HAS ANY LIABILITY OR
          --------------
OBLIGATION TO PAY ANY FEES OR COMMISSIONS TO ANY BROKER, FINDER, OR AGENT WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT FOR WHICH HOFFMAN OR TARGET COULD BECOME LIABLE OR OBLIGATED.

(VIII)     NO  CONTRARY  ACTION.
           --------------------
(A) EXCEPT WITH RESPECT TO (1) OPEN-MARKET PURCHASES OF PARENT COMMON STOCK PURSUANT TO A GENERAL STOCK REPURCHASE PROGRAM OF PARENT THAT HAS NOT BEEN CREATED OR MODIFIED IN CONNECTION WITH THE MERGER, (2) REPURCHASES IN THE ORDINARY COURSE OF BUSINESS OF UNVESTED SHARES, IF ANY, ACQUIRED FROM TERMINATED
     EMPLOYEES; OR (3) PAYMENTS OF CASH, IF ANY, IN LIEU OF THE ISSUANCE OF FRACTIONAL SHARES, NEITHER PARENT NOR ANY PERSON RELATED TO PARENT WITHIN THE MEANING OF TREAS. REG. 1.368-1(E)(3), (E)(4) AND (E)(5) HAS ANY PLAN OR INTENTION TO, REDEEM OR OTHERWISE ACQUIRE ANY OF THE SHARES FOLLOWING THE MERGER.
(B)     NEITHER  PARENT  NOR,  TO THE KNOWLEDGE OF PARENT, ANY PERSON RELATED TO
PARENT (WITHIN THE MEANING OF TREAS. REG. 1.368-1(E)(3), (E)(4) AND (E)(5)) HAS ACQUIRED ANY TARGET COMMON STOCK IN CONTEMPLATION OF THE MERGER OR OTHERWISE AS PART OF A PLAN OF WHICH THE MERGER IS A PART.
(C)     PARENT  HAS  NO  PLAN  OR  INTENTION TO CAUSE THE SURVIVING CORPORATION,
AFTER THE MERGER, TO ISSUE ADDITIONAL SHARES OF THE COMMON STOCK OF THE SURVIVING CORPORATION THAT WOULD RESULT IN PARENT LOSING CONTROL OF THE
SURVIVING  CORPORATION  WITHIN  THE  MEANING  OF  368(C)  OF  THE  CODE.
(D) EXCEPT FOR TRANSFERS OF STOCK AND ASSETS DESCRIBED IN TREAS. REG. 1.368-2(K) OR TRANSFERS OF SHARES OF COMMON STOCK OF THE SURVIVING CORPORATION TO ANOTHER SUBSIDIARY CONTROLLED BY PARENT WITHIN THE MEANING OF CODE 368(C), PARENT HAS NO PLAN OR INTENTION TO LIQUIDATE THE SURVIVING CORPORATION; TO MERGE THE SURVIVING CORPORATION WITH OR INTO ANOTHER CORPORATION; TO SELL OR OTHERWISE DISPOSE OF THE STOCK OF THE SURVIVING CORPORATION; OR, EXCEPT FOR DISPOSITIONS MADE IN THE ORDINARY COURSE OF BUSINESS, TO CAUSE THE SURVIVING CORPORATION TO
SELL  OR  OTHERWISE  DISPOSE  OF  ANY  OF  ITS  ASSETS.
(E) ASSUMING (1) THE TARGET CURRENTLY CONDUCTS A BUSINESS, AND (2) SUCH BUSINESS IS THE TARGET'S "HISTORIC BUSINESS" WITHIN THE MEANING OF TREAS. REG. 1.368-1(D), AND (3) NO ASSETS OF THE TARGET HAVE BEEN SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF THAT WOULD PREVENT PARENT FROM CONTINUING THE "HISTORIC BUSINESS" OF THE TARGET OR FROM USING A "SIGNIFICANT PORTION" OF THE TARGET'S "HISTORIC BUSINESS ASSETS" IN A BUSINESS FOLLOWING THE MERGER, AS SUCH TERMS ARE USED IN TREAS. REG. 1.368-1(D), PARENT WILL CAUSE THE SURVIVING CORPORATION TO CONTINUE THE TARGET'S HISTORIC BUSINESS OR USE A SIGNIFICANT PORTION OF THE
TARGET'S HISTORIC BUSINESS ASSETS IN A BUSINESS. FOR PURPOSES OF THIS REPRESENTATION, PARENT WILL BE DEEMED TO SATISFY THE FOREGOING REPRESENTATION IF
(X) THE MEMBERS OF PARENT'S QUALIFIED GROUP (AS DEFINED IN TREAS. REG. 1.368-1(D)(4)(II)), IN THE AGGREGATE, CONTINUE THE HISTORIC BUSINESS OF THE TARGET OR USE A SIGNIFICANT PORTION OF THE TARGET'S HISTORIC BUSINESS ASSETS IN A BUSINESS, OR (Y) THE FOREGOING ACTIVITIES ARE UNDERTAKEN BY A PARTNERSHIP AS CONTEMPLATED BY TREAS. REG. 1.368-1(D)(4) (PROVIDED, HOWEVER, THAT IN THE EVENT THAT ANY ASSUMPTION SET FORTH IN THIS 4(B)(VIII)(E) IS INCORRECT, THIS 4(B)(VIII)(E) SHALL NOT BE CONSIDERED TO BE OR HAVE BEEN BREACHED).

(F) NEITHER PARENT NOR MERGER SUB IS AN INVESTMENT COMPANY AS DEFINED IN 368(A)(2)(F)(III) AND (IV) OF THE CODE.
(G) ASSUMING THAT, AT THE EFFECTIVE TIME, THE TARGET WILL HOLD AT LEAST 90 PERCENT OF THE FAIR MARKET VALUE OF ITS NET ASSETS AND AT LEAST 70 PERCENT OF THE FAIR MARKET VALUE OF ITS GROSS ASSETS HELD IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, AT THE EFFECTIVE TIME, THE SURVIVING CORPORATION WILL HOLD AT LEAST 90 PERCENT OF THE FAIR MARKET VALUE OF THE TARGET'S NET ASSETS AND AT
LEAST  70  PERCENT  OF THE FAIR MARKET VALUE OF THE TARGET'S GROSS ASSETS AND AT
LEAST  90  PERCENT  OF  THE  FAIR MARKET VALUE OF MERGER SUB'S NET ASSETS AND AT
LEAST  70  PERCENT  OF  THE  FAIR MARKET VALUE OF MERGER SUB'S GROSS ASSETS HELD
IMMEDIATELY PRIOR TO THE EFFECTIVE TIME. FOR PURPOSES OF THIS REPRESENTATION (INCLUDING THE ASSUMPTION SET FORTH ABOVE), AMOUNTS USED BY THE TARGET TO PAY MERGER EXPENSES, AMOUNTS PAID BY THE TARGET TO REDEEM STOCK, SECURITIES, WARRANTS OR OPTIONS OF THE TARGET AS PART OF ANY OVERALL PLAN OF WHICH THE MERGER IS A PART, AND AMOUNTS DISTRIBUTED BY THE TARGET TO HOFFMAN (EXCEPT FOR ANY REGULAR, NORMAL DIVIDENDS) AS PART OF AN OVERALL PLAN OF WHICH THE MERGER IS A PART, INCLUDING, BUT NOT LIMITED TO, ANY INDEBTEDNESS OWED BY HOFFMAN TO THE TARGET THAT IS FORGIVEN AS PART OF AN OVERALL PLAN OF WHICH THE MERGER IS A PART, IN EACH CASE WILL BE TREATED AS CONSTITUTING ASSETS OF THE TARGET IMMEDIATELY PRIOR TO THE EFFECTIVE TIME (PROVIDED, HOWEVER, THAT IN THE EVENT THAT THE ASSUMPTION SET FORTH IN THIS 4(B)(VIII)(G) IS INCORRECT, THIS 4(B)(VIII)(G) SHALL NOT BE CONSIDERED TO BE OR HAVE BEEN BREACHED).
(H) PARENT AND MERGER SUB WILL PAY THEIR RESPECTIVE EXPENSES, IF ANY, INCURRED IN CONNECTION WITH THE MERGER. IN THE MERGER, NO LIABILITIES OF
HOFFMAN WILL BE ASSUMED BY PARENT, AND PARENT WILL NOT ASSUME ANY LIENS, ENCUMBRANCES OR ANY SIMILAR LIABILITIES RELATING TO ANY TARGET COMMON STOCK ACQUIRED BY PARENT IN THE MERGER.
(I) AT THE EFFECTIVE TIME, THERE WILL BE NO INTERCORPORATE INDEBTEDNESS EXISTING BETWEEN PARENT OR MERGER SUB AND THE TARGET THAT WAS ISSUED OR ACQUIRED, OR WILL BE SETTLED, AT A DISCOUNT.
5.     REPRESENTATIONS  AND  WARRANTIES  CONCERNING  THE  TARGET
       ---------------------------------------------------------
     . HOFFMAN AND TARGET REPRESENT AND WARRANT TO PARENT AND MERGER SUB THAT THE STATEMENTS CONTAINED IN THIS 5 ARE CORRECT AND COMPLETE AS OF THE DATE OF THIS AGREEMENT, EXCEPT AS SET FORTH IN THE DISCLOSURE SCHEDULE DELIVERED BY TARGET TO THE PARENT ON THE DATE HEREOF, INITIALED BY THE PARTIES AND ATTACHED HERETO (THE "TARGET DISCLOSURE SCHEDULE"). NOTHING IN THE TARGET DISCLOSURE
               ----------------------------
SCHEDULE SHALL BE DEEMED ADEQUATE TO DISCLOSE AN EXCEPTION TO A REPRESENTATION OR WARRANTY MADE HEREIN, HOWEVER, UNLESS THE TARGET DISCLOSURE SCHEDULE IDENTIFIES THE EXCEPTION WITH PARTICULARITY AND DESCRIBES THE RELEVANT FACTS IN DETAIL. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE MERE LISTING (OR INCLUSION OF A COPY) OF A DOCUMENT OR OTHER ITEM SHALL NOT BE DEEMED ADEQUATE TO DISCLOSE AN EXCEPTION TO A REPRESENTATION OR WARRANTY MADE HEREIN (UNLESS THE REPRESENTATION OR WARRANTY HAS TO DO WITH THE EXISTENCE OF THE DOCUMENT OR OTHER
ITEM ITSELF). THE TARGET DISCLOSURE SCHEDULE IS ARRANGED IN PARAGRAPHS CORRESPONDING TO THE LETTERED AND NUMBERED PARAGRAPHS CONTAINED IN THIS 5, AND DISCLOSURE OF ANY MATTER IN ANY SUCH PARAGRAPH IS DEEMED TO BE DISCLOSURE FOR THE PURPOSES OF THE CORRESPONDINGLY NUMBERED PARAGRAPH OF THIS 5 ONLY, AND NOT FOR ANY OTHER PARAGRAPH OF THIS 5, OR FOR ANY OTHER PURPOSE.

(A)     ORGANIZATION,  QUALIFICATION,  AND  CORPORATE  POWER
        ----------------------------------------------------
     . THE TARGET IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF CALIFORNIA. THE TARGET IS DULY AUTHORIZED TO CONDUCT BUSINESS AND IS IN GOOD STANDING UNDER THE LAWS OF EACH JURISDICTION WHERE SUCH QUALIFICATION IS REQUIRED, EXCEPT WHERE THE FAILURE TO SO QUALIFY, INDIVIDUALLY, OR IN THE AGGREGATE, WOULD NOT HAVE A MATERIAL ADVERSE EFFECT ON THE TARGET. 5(A) OF THE TARGET DISCLOSURE SCHEDULE LISTS THE JURISDICTIONS IN WHICH THE TARGET IS DULY AUTHORIZED TO CONDUCT BUSINESS. THE TARGET HAS FULL CORPORATE POWER AND AUTHORITY AND ALL LICENSES, PERMITS, AND AUTHORIZATIONS NECESSARY TO CARRY ON THE BUSINESSES IN WHICH IT IS ENGAGED AND IN WHICH IT PRESENTLY PROPOSES TO ENGAGE AND TO OWN AND USE THE PROPERTIES OWNED AND USED BY IT. 5(A) OF THE TARGET DISCLOSURE SCHEDULE LISTS THE DIRECTORS AND OFFICERS OF THE TARGET. THE TARGET AND HOFFMAN HAVE DELIVERED TO THE PARENT CORRECT AND COMPLETE COPIES OF THE CHARTER AND BYLAWS OF THE TARGET (AS AMENDED TO DATE). THE MINUTE BOOKS (CONTAINING THE RECORDS OF MEETINGS OF THE SHAREHOLDERS, THE BOARD OF DIRECTORS, AND ANY COMMITTEES OF THE BOARD OF DIRECTORS), THE STOCK CERTIFICATE BOOKS, AND THE STOCK RECORD BOOKS OF THE TARGET PROVIDED TO PARENT ARE CORRECT AND COMPLETE. THE TARGET IS NOT IN DEFAULT UNDER OR IN VIOLATION OF ANY PROVISION OF ITS CHARTER OR BYLAWS.
(B)     CAPITALIZATION
        --------------
     . THE ENTIRE AUTHORIZED CAPITAL STOCK OF THE TARGET CONSISTS OF 15,000,000 TARGET SHARES, OF WHICH 4,250,000 TARGET SHARES ARE ISSUED AND OUTSTANDING AND NO TARGET SHARES ARE HELD IN TREASURY. ALL OF THE ISSUED AND OUTSTANDING TARGET SHARES HAVE BEEN DULY AUTHORIZED, ARE VALIDLY ISSUED, FULLY PAID, AND NONASSESSABLE, AND ARE HELD OF RECORD BY HOFFMAN. THERE ARE NO OUTSTANDING OR AUTHORIZED OPTIONS, WARRANTS, PURCHASE RIGHTS, SUBSCRIPTION RIGHTS, CONVERSION RIGHTS, EXCHANGE RIGHTS, OR OTHER CONTRACTS OR COMMITMENTS THAT COULD REQUIRE THE TARGET TO ISSUE, SELL, OR OTHERWISE CAUSE TO BECOME OUTSTANDING ANY OF ITS CAPITAL STOCK. THERE ARE NO OUTSTANDING OR AUTHORIZED STOCK APPRECIATION,
PHANTOM  STOCK,  PROFIT  PARTICIPATION,  OR  SIMILAR  RIGHTS WITH RESPECT TO THE
TARGET. THERE ARE NO VOTING TRUSTS, PROXIES, OR OTHER AGREEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE VOTING OF THE CAPITAL STOCK OF THE TARGET.
(C)     AUTHORIZATION  OF  TRANSACTION
        ------------------------------
     . THE TARGET HAS FULL POWER AND AUTHORITY (INCLUDING FULL CORPORATE POWER AND AUTHORITY) TO EXECUTE AND DELIVER THIS AGREEMENT AND TO PERFORM ITS OBLIGATIONS HEREUNDER. THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE
TARGET  AND  THE  CONSUMMATION  BY  THE  TARGET OF THE TRANSACTIONS CONTEMPLATED
HEREBY HAVE BEEN DULY APPROVED BY THE BOARD OF DIRECTORS AND THE SOLE SHAREHOLDER OF THE TARGET. NO OTHER CORPORATE PROCEEDINGS ON THE PART OF THE TARGET OR ITS SHAREHOLDER IS NECESSARY TO AUTHORIZE THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. THIS AGREEMENT CONSTITUTES THE VALID AND LEGALLY BINDING OBLIGATION OF THE TARGET, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS AND CONDITIONS.

(D)     NONCONTRAVENTION
        ----------------
     . NEITHER THE EXECUTION AND THE DELIVERY OF THIS AGREEMENT, NOR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, WILL (I) VIOLATE ANY CONSTITUTION, STATUTE, REGULATION, RULE, INJUNCTION, JUDGMENT, ORDER, DECREE, RULING, CHARGE, OR OTHER RESTRICTION OF ANY GOVERNMENT, GOVERNMENTAL AGENCY, OR COURT TO WHICH THE TARGET IS SUBJECT OR ANY PROVISION OF THE CHARTER OR BYLAWS OF THE TARGET OR (II) CONFLICT WITH, RESULT IN A BREACH OF, CONSTITUTE A DEFAULT UNDER, RESULT IN THE ACCELERATION OF, CREATE IN ANY PARTY THE RIGHT TO ACCELERATE, TERMINATE, MODIFY, OR CANCEL, OR REQUIRE ANY NOTICE OR CONSENT UNDER ANY AGREEMENT, CONTRACT, LEASE, LICENSE, INSTRUMENT, OR OTHER ARRANGEMENT TO WHICH THE TARGET IS A PARTY OR BY WHICH IT IS BOUND OR TO WHICH ANY OF ITS ASSETS IS SUBJECT (OR RESULT IN THE IMPOSITION OF ANY SECURITY INTEREST UPON ANY OF ITS ASSETS).
(E)     APPROVALS
        ---------
     . NO CONSENT, APPROVAL, ORDER OR AUTHORIZATION OF, OR REGISTRATION, DECLARATION OR FILING WITH, OR PERMIT FROM, ANY GOVERNMENTAL ENTITY IS REQUIRED BY OR WITH RESPECT TO TARGET IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE CONSUMMATION BY TARGET OF THE TRANSACTIONS CONTEMPLATED HEREBY EXCEPT FOR: (A) THE FILING OF THE CERTIFICATE OF MERGER WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE PURSUANT TO THE DGCL; (B) THE FILING OF THE AGREEMENT OF MERGER WITH THE SECRETARY OF STATE OF THE STATE OF CALIFORNIA PURSUANT TO THE CCC; (C) SUCH FILINGS AND APPROVALS AS MAY BE REQUIRED BY ANY APPLICABLE NON-U.S. GOVERNMENTAL ENTITY; (D) SUCH FILINGS AND APPROVALS AS MAY BE REQUIRED BY ANY NON-U.S. PREMERGER NOTIFICATION, SECURITIES, CORPORATE OR OTHER LEGAL REQUIREMENT, AND (E) SUCH CONSENTS, APPROVALS, ORDERS, AUTHORIZATIONS, REGISTRATIONS, DECLARATIONS AND FILINGS THE FAILURE OF WHICH TO MAKE OR OBTAIN COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT ON PARENT OR MATERIALLY IMPAIR OR DELAY THE ABILITY OF THE PARTIES TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
(F)     BROKERS'  FEES
        --------------
     . THE TARGET HAS NO LIABILITY OR OBLIGATION TO PAY ANY FEES OR COMMISSIONS TO ANY BROKER, FINDER, OR AGENT WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
(G)     TITLE  TO  ASSETS
        -----------------
     . THE TARGET HAS GOOD AND MARKETABLE TITLE TO, OR A VALID LEASEHOLD INTEREST IN, THE PROPERTIES AND ASSETS USED BY IT, LOCATED ON ITS PREMISES, OR SHOWN ON THE MOST RECENT BALANCE SHEET OR ACQUIRED AFTER THE DATE THEREOF, FREE AND CLEAR OF ALL SECURITY INTERESTS, EXCEPT FOR PROPERTIES AND ASSETS DISPOSED OF IN THE ORDINARY COURSE OF BUSINESS SINCE THE DATE OF THE MOST RECENT BALANCE SHEET.
(H)     SUBSIDIARIES
        ------------
     . THE TARGET DOES NOT CONTROL DIRECTLY OR INDIRECTLY OR HAVE ANY DIRECT OR INDIRECT EQUITY PARTICIPATION IN ANY CORPORATION, PARTNERSHIP, TRUST, OR OTHER BUSINESS ASSOCIATION.
(I)     FINANCIAL  STATEMENTS
        ---------------------
     .  ATTACHED  HERETO  AS  EXHIBIT  B  ARE THE FOLLOWING FINANCIAL STATEMENTS
                              ----------
(COLLECTIVELY  THE  "FINANCIAL  STATEMENTS"):  (I)  UNAUDITED BALANCE SHEETS AND
                     ---------------------
STATEMENTS OF INCOME, STATEMENTS OF SHAREHOLDERS' EQUITY, AND CASH FLOW AS OF AND FOR THE FISCAL YEARS ENDED DECEMBER 31, 1997, DECEMBER 31, 1998, DECEMBER 31, 1999, DECEMBER 31, 2000, AND DECEMBER 31, 2001 (THE "MOST RECENT FISCAL YEAR
                                                         -----------------------
END"),  FOR  THE  TARGET;  AND  (II) AN UNAUDITED BALANCE SHEET AND STATEMENT OF
---
INCOME,  STATEMENT  OF  SHAREHOLDERS'  EQUITY,  AND  CASH FLOW (THE "MOST RECENT
---
FINANCIAL  STATEMENTS") AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2002 (THE
---
"MOST  RECENT  FISCAL  QUARTER  END"),  FOR THE TARGET. THE FINANCIAL STATEMENTS
 ----------------------------------
(INCLUDING THE NOTES THERETO) HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP APPLIED
 ---
ON A CONSISTENT BASIS THROUGHOUT THE PERIODS COVERED THEREBY, PRESENT FAIRLY THE FINANCIAL CONDITION OF THE TARGET AS OF SUCH DATES AND THE RESULTS OF OPERATIONS OF THE TARGET FOR SUCH PERIODS, ARE CORRECT AND COMPLETE, AND ARE CONSISTENT WITH THE BOOKS AND RECORDS OF THE TARGET (WHICH BOOKS AND RECORDS ARE CORRECT AND COMPLETE); PROVIDED, HOWEVER, THAT THE MOST RECENT FINANCIAL STATEMENTS ARE SUBJECT TO NORMAL YEAR-END ADJUSTMENTS (WHICH WILL NOT BE MATERIAL INDIVIDUALLY OR IN THE AGGREGATE) AND LACK FOOTNOTES AND OTHER PRESENTATION ITEMS.

(J)     EVENTS  SUBSEQUENT  TO  MOST  RECENT  FISCAL  YEAR  END
        -------------------------------------------------------
     . SINCE THE MOST RECENT FISCAL YEAR END, THERE HAS NOT BEEN ANY ADVERSE CHANGE IN THE BUSINESS, FINANCIAL CONDITION, OPERATIONS, RESULTS OF OPERATIONS, OR FUTURE PROSPECTS OF THE TARGET, OTHER THAN AS EXPLICITLY CONTEMPLATED BY THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SINCE THAT DATE:
(I) THE TARGET HAS NOT SOLD, LEASED, TRANSFERRED, OR ASSIGNED ANY OF ITS ASSETS, TANGIBLE OR INTANGIBLE, OTHER THAN FOR A FAIR CONSIDERATION IN THE ORDINARY COURSE OF BUSINESS;
(II)     THE  TARGET  HAS  NOT  ENTERED  INTO ANY AGREEMENT, CONTRACT, LEASE, OR
LICENSE (OR SERIES OF RELATED AGREEMENTS, CONTRACTS, LEASES, AND LICENSES) EITHER INVOLVING MORE THAN $35,000 OR OUTSIDE THE ORDINARY COURSE OF BUSINESS;
(III) NO PARTY (INCLUDING THE TARGET) HAS ACCELERATED, TERMINATED, MODIFIED, OR CANCELLED ANY AGREEMENT, CONTRACT, LEASE, OR LICENSE (OR SERIES OF RELATED AGREEMENTS, CONTRACTS, LEASES, AND LICENSES) INVOLVING MORE THAN $35,000 TO WHICH THE TARGET IS A PARTY OR BY WHICH TARGET IS BOUND;
(IV) NO SECURITY INTEREST HAS BEEN IMPOSED UPON ANY OF THE TARGET'S ASSETS, TANGIBLE OR INTANGIBLE;
(V) THE TARGET HAS NOT MADE ANY CAPITAL EXPENDITURE (OR SERIES OF RELATED CAPITAL EXPENDITURES) EITHER INVOLVING MORE THAN $35,000 OR OUTSIDE THE ORDINARY COURSE OF BUSINESS;
(VI) THE TARGET HAS NOT MADE ANY CAPITAL INVESTMENT IN, ANY LOAN TO, OR ANY ACQUISITION OF THE SECURITIES OR ASSETS OF, ANY OTHER PERSON (OR SERIES OF RELATED CAPITAL INVESTMENTS, LOANS, AND ACQUISITIONS) EITHER INVOLVING MORE THAN $35,000 OR OUTSIDE THE ORDINARY COURSE OF BUSINESS;
(VII) THE TARGET HAS NOT ISSUED ANY NOTE, BOND, OR OTHER DEBT SECURITY OR CREATED, INCURRED, ASSUMED, OR GUARANTEED ANY INDEBTEDNESS FOR BORROWED MONEY OR CAPITALIZED LEASE OBLIGATION EITHER INVOLVING MORE THAN $35,000 SINGLY OR $35,000 IN THE AGGREGATE;

(VIII)     THE  TARGET  HAS  NOT  DELAYED  OR  POSTPONED THE PAYMENT OF ACCOUNTS
PAYABLE  AND  OTHER  LIABILITIES  OUTSIDE  THE  ORDINARY  COURSE  OF  BUSINESS;
(IX) THE TARGET HAS NOT CANCELLED, COMPROMISED, WAIVED, OR RELEASED ANY RIGHT OR CLAIM (OR SERIES OF RELATED RIGHTS AND CLAIMS) EITHER INVOLVING MORE THAN $35,000 OR OUTSIDE THE ORDINARY COURSE OF BUSINESS;
(X) THE TARGET HAS NOT GRANTED ANY LICENSE OR SUBLICENSE OF ANY RIGHTS UNDER OR WITH RESPECT TO ANY INTELLECTUAL PROPERTY;
(XI) THERE HAS BEEN NO CHANGE MADE OR AUTHORIZED IN THE CHARTER OR BYLAWS OF THE TARGET;
(XII) THE TARGET HAS NOT ISSUED, SOLD, OR OTHERWISE DISPOSED OF ANY OF ITS CAPITAL STOCK, OR GRANTED ANY OPTIONS, WARRANTS, OR OTHER RIGHTS TO PURCHASE OR OBTAIN (INCLUDING UPON CONVERSION, EXCHANGE, OR EXERCISE) ANY OF ITS CAPITAL STOCK;
(XIII) THE TARGET HAS NOT DECLARED, SET ASIDE, OR PAID ANY DIVIDEND OR MADE ANY DISTRIBUTION WITH RESPECT TO ITS CAPITAL STOCK (WHETHER IN CASH OR IN KIND) OR REDEEMED, PURCHASED, OR OTHERWISE ACQUIRED ANY OF ITS CAPITAL STOCK;
(XIV)     THE  TARGET  HAS  NOT  EXPERIENCED  ANY  DAMAGE,  DESTRUCTION, OR LOSS
(WHETHER  OR  NOT  COVERED  BY  INSURANCE)  TO  ITS  PROPERTY;
(XV) THE TARGET HAS NOT MADE ANY LOAN TO, OR ENTERED INTO ANY OTHER TRANSACTION WITH, ANY OF ITS DIRECTORS, OFFICERS, AND EMPLOYEES OUTSIDE THE ORDINARY COURSE OF BUSINESS;
(XVI) THE TARGET HAS NOT ENTERED INTO ANY EMPLOYMENT CONTRACT OR COLLECTIVE BARGAINING AGREEMENT, WRITTEN OR ORAL, OR MODIFIED THE TERMS OF ANY EXISTING SUCH CONTRACT OR AGREEMENT;
(XVII) THE TARGET HAS NOT GRANTED ANY INCREASE IN THE BASE COMPENSATION OF ANY OF ITS DIRECTORS, OFFICERS, AND EMPLOYEES OUTSIDE THE ORDINARY COURSE OF BUSINESS;
(XVIII) THE TARGET HAS NOT ADOPTED, AMENDED, MODIFIED, OR TERMINATED ANY BONUS, PROFIT-SHARING, INCENTIVE, SEVERANCE, OR OTHER PLAN, CONTRACT, OR COMMITMENT FOR THE BENEFIT OF ANY OF ITS DIRECTORS, OFFICERS, AND EMPLOYEES (OR TAKEN ANY SUCH ACTION WITH RESPECT TO ANY OTHER EMPLOYEE BENEFIT PLAN);
(XIX) THE TARGET HAS NOT MADE ANY OTHER CHANGE IN EMPLOYMENT TERMS FOR ANY OF ITS DIRECTORS, OFFICERS, AND EMPLOYEES OUTSIDE THE ORDINARY COURSE OF BUSINESS;
(XX)     THE  TARGET  HAS  NOT  MADE  OR PLEDGED TO MAKE ANY CHARITABLE OR OTHER
CAPITAL  CONTRIBUTION  OUTSIDE  THE  ORDINARY  COURSE  OF  BUSINESS;

(XXI) THERE HAS NOT BEEN ANY OTHER OCCURRENCE, EVENT, INCIDENT, ACTION, FAILURE TO ACT, OR TRANSACTION OUTSIDE THE ORDINARY COURSE OF BUSINESS INVOLVING THE TARGET, OTHER THAN THE ACCRUAL OF PROFESSIONAL FEES IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT; AND
(XXII)     THE  TARGET  HAS  NOT  COMMITTED  TO  ANY  OF  THE  FOREGOING.
(K)     UNDISCLOSED  LIABILITIES
        ------------------------
     . THE TARGET HAS NO LIABILITIES (AND, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR FINANCIAL MATTERS) OF THE TARGET, THERE IS NO BASIS FOR ANY PRESENT OR FUTURE ACTION, SUIT, PROCEEDING, HEARING, INVESTIGATION, CHARGE, COMPLAINT, CLAIM, OR DEMAND AGAINST ANY OF THEM GIVING RISE TO ANY LIABILITY), EXCEPT FOR (I) LIABILITIES SET FORTH ON THE FACE OF THE MOST RECENT BALANCE SHEET (RATHER THAN IN ANY NOTES THERETO) AND (II) LIABILITIES WHICH HAVE ARISEN AFTER THE MOST RECENT FISCAL QUARTER END IN THE ORDINARY COURSE OF BUSINESS (NONE OF WHICH RESULTS FROM, ARISES OUT OF, RELATES TO, IS IN THE NATURE OF, OR WAS CAUSED BY ANY BREACH OF CONTRACT, BREACH OF WARRANTY, TORT, INFRINGEMENT, OR VIOLATION OF LAW).
(L)     LEGAL  COMPLIANCE
        -----------------
     . THE TARGET AND ITS PREDECESSORS AND AFFILIATES HAVE BEEN IN MATERIAL COMPLIANCE WITH ALL APPLICABLE LAWS (INCLUDING RULES, REGULATIONS, CODES, PLANS, INJUNCTIONS, JUDGMENTS, ORDERS, DECREES, RULINGS, AND CHARGES THEREUNDER) OF FEDERAL, STATE, LOCAL, AND FOREIGN GOVERNMENTS (AND ALL AGENCIES THEREOF), AND NO ACTION, SUIT, PROCEEDING, HEARING, INVESTIGATION, CHARGE, COMPLAINT, CLAIM, DEMAND, OR NOTICE HAS BEEN FILED OR, TO THE KNOWLEDGE OF HOFFMAN AND THE DIRECTORS AND OFFICERS OF THE TARGET, COMMENCED OR THREATENED AGAINST ANY OF
THEM  ALLEGING  ANY  FAILURE  SO  TO  COMPLY.
(M)     TAX  MATTERS.
        ------------
(I)     FILING  OF  TAX  RETURNS.  THE TARGET HAS DULY AND TIMELY FILED WITH THE
        ------------------------
APPROPRIATE TAX AUTHORITIES ALL TAX RETURNS REQUIRED TO BE FILED THROUGH THE DATE HEREOF. ALL SUCH TAX RETURNS FILED ARE COMPLETE AND ACCURATE IN ALL RESPECTS. THE TARGET HAS DISCLOSED ON ITS FEDERAL INCOME TAX RETURNS ALL POSITIONS TAKEN THEREIN THAT COULD GIVE RISE TO A SUBSTANTIAL UNDERSTATEMENT OF FEDERAL INCOME TAX WITHIN THE MEANING OF 6662 OF THE CODE. THE TARGET IS NOT CURRENTLY THE BENEFICIARY OF ANY EXTENSION OF TIME WITHIN WHICH TO FILE ANY TAX RETURN. NO CLAIM HAS EVER BEEN MADE BY AN AUTHORITY IN A JURISDICTION WHERE THE
     TARGET DOES NOT FILE TAX RETURNS THAT IT IS OR MAY BE SUBJECT TO TAXATION BY THAT JURISDICTION.
(II)     PAYMENT OF TAXES. ALL TAXES OWED BY THE TARGET (WHETHER OR NOT SHOWN ON
         ----------------
ANY TAX RETURN) HAVE BEEN PAID. THE UNPAID TAXES OF THE TARGET (I) DID NOT, AS OF THE MOST RECENT FISCAL QUARTER END, EXCEED THE RESERVE FOR TAX LIABILITY (EXCLUDING ANY RESERVE FOR DEFERRED TAXES ESTABLISHED TO REFLECT TIMING DIFFERENCES BETWEEN BOOK AND TAX INCOME) SET FORTH ON THE FACE OF THE MOST RECENT BALANCE SHEET (RATHER THAN IN ANY NOTES THERETO), AND (II) WILL NOT EXCEED THAT RESERVE AS ADJUSTED FOR OPERATIONS AND TRANSACTIONS THROUGH THE CLOSING DATE IN ACCORDANCE WITH THE PAST CUSTOM AND PRACTICE OF THE TARGET IN FILING ITS TAX RETURNS.

(III)     AUDITS, INVESTIGATIONS, DISPUTES OR CLAIMS.  NO DEFICIENCIES FOR TAXES
          ------------------------------------------
HAVE BEEN CLAIMED, PROPOSED OR ASSESSED BY ANY TAXING OR OTHER GOVERNMENTAL AUTHORITY AGAINST THE TARGET. THERE ARE NO PENDING OR, TO THE KNOWLEDGE OF ANY OF HOFFMAN, THE TARGET, OR ANY DIRECTOR OR OFFICER (OR EMPLOYEES RESPONSIBLE FOR TAX MATTERS) OF THE TARGET, THREATENED AUDITS, INVESTIGATIONS, DISPUTES OR CLAIMS OR OTHER ACTIONS FOR OR RELATING TO ANY LIABILITY FOR TAXES WITH RESPECT TO THE TARGET, AND THERE ARE NO MATTERS UNDER DISCUSSION WITH ANY GOVERNMENTAL AUTHORITIES, OR OF WHICH ANY OF HOFFMAN, THE TARGET, OR ANY DIRECTOR OR OFFICER (OR ANY EMPLOYEE RESPONSIBLE FOR TAX MATTERS) OF THE TARGET, HAS KNOWLEDGE, WITH RESPECT TO TAXES THAT ARE LIKELY TO RESULT IN AN ADDITIONAL LIABILITY FOR TAXES WITH RESPECT TO THE TARGET. NO AUDITS OF FEDERAL, STATE AND LOCAL TAX RETURNS OF THE TARGET BY THE RELEVANT TAX AUTHORITIES HAVE BEEN INITIATED OR COMPLETED, AND THE TARGET HAS NOT BEEN NOTIFIED THAT ANY TAX AUTHORITY INTENDS TO AUDIT A TAX RETURN FOR ANY PERIOD. THE TARGET HAS DELIVERED TO PARENT COMPLETE AND ACCURATE COPIES OF ALL TAX RETURNS OF THE TARGET FOR THE YEARS ENDED ON OR AFTER DECEMBER 31, 1997, AND COMPLETE AND ACCURATE COPIES OF ALL EXAMINATION REPORTS AND STATEMENTS OF DEFICIENCIES ASSESSED AGAINST OR AGREED TO BY THE COMPANY SINCE DECEMBER 31, 1997. THE TARGET HAS NOT WAIVED ANY STATUTE OF LIMITATIONS IN RESPECT OF TAXES OR AGREED TO ANY EXTENSION OF TIME WITH RESPECT TO A TAX ASSESSMENT OR DEFICIENCY.
(IV)     ASSET  LIENS.  THERE  ARE  NO  LIENS  FOR TAXES (OTHER THAN FOR CURRENT
         ------------
TAXES NOT YET DUE AND PAYABLE) ON ANY ASSETS OF THE TARGET OR ON ANY TARGET SHARES.
(V)     TAX ELECTIONS.  ALL ELECTIONS WITH RESPECT TO TAXES AFFECTING THE TARGET
        -------------
THAT ARE EFFECTIVE AS OF THE DATE HEREOF ARE SET FORTH IN 5(M) OF THE TARGET DISCLOSURE SCHEDULE. THE TARGET: (I) IS NOT A PERSONAL HOLDING COMPANY WITHIN THE MEANING OF 542 OF THE CODE; (II) HAS NOT CONSENTED AT ANY TIME UNDER 341(F)(1) OF THE CODE TO HAVE THE PROVISIONS OF 341(F)(2) OF THE CODE APPLY TO ANY DISPOSITION OF THE TARGET'S ASSETS; (III) HAS NOT AGREED, NOR IS REQUIRED, TO MAKE ANY ADJUSTMENT UNDER 481(A) OF THE CODE BY REASON OF A CHANGE IN ACCOUNTING METHOD OR OTHERWISE, AS A RESULT OF ANY TRANSACTIONS, OPERATIONS OR EVENTS OCCURRING ON OR PRIOR TO THE CLOSING DATE; (IV) HAS NOT MADE AN ELECTION, NOR IS REQUIRED, TO TREAT ANY ASSET OF THE TARGET AS OWNED BY ANOTHER PERSON PURSUANT TO THE PROVISIONS OF 168(F) OF THE INTERNAL REVENUE CODE OF 1954, AS AMENDED AND IN EFFECT IMMEDIATELY PRIOR TO THE ENACTMENT OF THE TAX REFORM ACT OF 1986, OR AS TAX-EXEMPT BOND FINANCED PROPERTY OR TAX-EXEMPT USE PROPERTY WITHIN THE MEANING OF 168 OF THE CODE; AND (V) HAS NOT MADE ANY ELECTIONS WITH RESPECT TO ANY OF THE FOREGOING NOR IS REQUIRED TO APPLY ANY OF THE FOREGOING RULES UNDER ANY COMPARABLE STATE, LOCAL OR FOREIGN TAX PROVISION.
(VI)     PRIOR  AFFILIATED  GROUPS.  THE  TARGET  HAS  NEVER BEEN A MEMBER OF AN
         -------------------------
AFFILIATED GROUP OR ANY GROUP OF CORPORATIONS FILING A CONSOLIDATED, COMBINED, UNITARY OR SIMILAR TAX RETURN. THE TARGET HAS NO LIABILITY FOR THE TAXES OF ANY PERSON OTHER THAN THE TARGET (I) UNDER TREASURY REGULATIONS 1.1502-6 (OR ANY SIMILAR PROVISION OF STATE, LOCAL OR FOREIGN LAW), (II) AS A TRANSFEREE OR SUCCESSOR, (III) BY CONTRACT, OR (IV) OTHERWISE.
(VII)     TAX  RULINGS;  BINDING  AGREEMENTS.  THE  TARGET  HAS NOT REQUESTED OR
          ----------------------------------
RECEIVED ANY RULING FROM ANY TAX AUTHORITY, OR SIGNED ANY BINDING AGREEMENT WITH ANY TAX AUTHORITY (INCLUDING, WITHOUT LIMITATION, ANY ADVANCE PRICING AGREEMENT), THAT WOULD AFFECT THE AMOUNT OF TAX LIABILITY OF THE TARGET AFTER THE CLOSING DATE.
(VIII)     POWER  OF  ATTORNEY.  THERE  IS  NO  POWER OF ATTORNEY GRANTED BY THE
           -------------------
TARGET  RELATING  TO  ANY  TAX  THAT  IS  CURRENTLY  IN  FORCE.
(IX)     TAX  SHARING  AGREEMENTS.  THERE  ARE NO, AND AT THE CLOSING DATE THERE
         ------------------------
WILL BE NO, TAX-SHARING AGREEMENTS OR SIMILAR ARRANGEMENTS WITH RESPECT TO OR INVOLVING THE TARGET, AND, AFTER THE CLOSING DATE, THE TARGET SHALL NOT BE BOUND BY ANY SUCH TAX-SHARING AGREEMENTS OR SIMILAR ARRANGEMENTS OR HAVE ANY LIABILITY THEREUNDER FOR AMOUNTS DUE IN RESPECT OF ANY PERIODS.
(X)     PARTNERSHIPS  AND  SINGLE MEMBER LLCS.  THE TARGET (I) IS NOT SUBJECT TO
        -------------------------------------
ANY JOINT VENTURE, PARTNERSHIP, OR OTHER ARRANGEMENT OR CONTRACT WHICH IS TREATED AS A PARTNERSHIP FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR (II) DOES NOT OWN A SINGLE MEMBER LIMITED LIABILITY COMPANY WHICH IS TREATED AS A DISREGARDED ENTITY.
(XI)     WITHHOLDING.  THE  TARGET  HAS  WITHHELD AND PAID ALL TAXES REQUIRED TO
         -----------
HAVE BEEN WITHHELD AND PAID IN CONNECTION WITH AMOUNTS PAID OR OWING TO ANY EMPLOYEE, INDEPENDENT CONTRACTOR, CREDITOR, SHAREHOLDER, OR OTHER THIRD PARTY. THE TARGET IS NOT A "UNITED STATES REAL PROPERTY HOLDING CORPORATION" WITHIN THE MEANING OF 897 OF THE CODE.
(XII)     PARACHUTE  PAYMENTS.  THERE  IS  NO  CONTRACT,  AGREEMENT,  PLAN  OR
          -------------------
ARRANGEMENT COVERING ANY EMPLOYEE OR FORMER EMPLOYEE OF THE TARGET (WITH RESPECT TO THEIR RELATIONSHIP WITH THE TARGET) THAT, INDIVIDUALLY OR COLLECTIVELY, PROVIDES FOR THE PAYMENT BY THE TARGET OF ANY AMOUNT (I) THAT IS NOT DEDUCTIBLE UNDER 162(A)(1) OR 404 OF THE CODE OR (II) THAT IS AN "EXCESS PARACHUTE PAYMENT" PURSUANT TO 280G OF THE CODE.
(XIII)     TAX-EXEMPT  INTEREST.  NONE  OF  THE ASSETS OF THE TARGET DIRECTLY OR
           --------------------
INDIRECTLY SECURES ANY DEBT THE INTEREST ON WHICH IS TAX-EXEMPT UNDER 103(A) OF THE CODE.
(XIV)     PERMANENT ESTABLISHMENT.  THE TARGET DOES NOT HAVE, AND HAS NOT HAD, A
          -----------------------
PERMANENT ESTABLISHMENT IN ANY FOREIGN COUNTRY, AS DEFINED IN ANY APPLICABLE TAX TREATY OR CONVENTION BETWEEN THE UNITED STATES OF AMERICA AND SUCH FOREIGN COUNTRY.
(XV)     INTERNATIONAL  BOYCOTT.  THE  TARGET  HAS  NEVER PARTICIPATED IN NOR IS
         ----------------------
PARTICIPATING  IN  AN  INTERNATIONAL  BOYCOTT  WITHIN THE MEANING OF  999 OF THE
CODE.

(XVI)     S  CORPORATION  ELECTION.  THE  TARGET  HAS  BEEN A VALIDLY ELECTING S
          ------------------------
CORPORATION WITHIN THE MEANING OF SECTIONS 1361 AND 1362 OF THE CODE AT ALL TIMES SINCE ITS FORMATION, AND WILL BE AN S CORPORATION UP TO AND INCLUDING THE CLOSING DATE.
(XVII)     NO  SUBSIDIARIES.  NONE  OF THE TARGET'S ASSETS CONSTITUTE STOCK IN A
           ----------------
CORPORATION.
(XVIII)     TAX-FREE  REORGANIZATION.  TARGET  HAS  NOT  TAKEN  OR  CAUSED TO BE
            ------------------------
TAKEN, OR AGREED TO TAKE OR CAUSE TO BE TAKEN, ANY ACTION, AND HAS NO PLAN OR INTENTION TO TAKE OR CAUSE TO BE TAKEN ANY ACTION THAT WOULD, OR IS REASONABLY LIKELY TO, PREVENT THE MERGER FROM QUALIFYING AS A REORGANIZATION WITHIN THE MEANING OF SECTION 368(A) OF THE CODE, NOR DOES IT KNOW OR HAVE REASON TO KNOW OF ANY FACT, AGREEMENT, PLAN OR OTHER CIRCUMSTANCE THAT WOULD, OR IS REASONABLY LIKELY TO, PREVENT THE MERGER FROM QUALIFYING AS A REORGANIZATION WITHIN THE MEANING OF SECTION 368(A) OF THE CODE. FOR PURPOSES OF THIS REPRESENTATION, ANY FAILURE OR OMISSION TO ACT, OR THE CAUSING OF ANY FAILURE OR OMISSION TO ACT, SHALL CONSTITUTE AN ACTION TAKEN, OR CAUSED TO BE TAKEN, AS APPROPRIATE.
(XIX)     SECTION  1374 OF THE CODE.  THE TARGET WOULD NOT BE LIABLE FOR ANY TAX
          -------------------------
UNDER SECTION 1374 OF THE CODE IF ITS ASSETS WERE SOLD FOR THEIR FAIR MARKET VALUE AS OF THE CLOSING DATE. THE TARGET HAS NOT, IN THE PAST 10 YEARS, (A) ACQUIRED ASSETS FROM ANOTHER CORPORATION IN A TRANSACTION IN WHICH THE TARGET'S TAX BASIS FOR THE ACQUIRED ASSETS WAS DETERMINED, IN WHOLE OR PART, BY REFERENCE TO THE TAX BASIS OF THE ACQUIRED ASSETS (OR ANY OTHER PROPERTY) IN THE HANDS OF THE TRANSFEROR OR (B) ACQUIRED THE STOCK OF ANY CORPORATION WHICH IS A QUALIFIED SUBCHAPTER S SUBSIDIARY.
(N)     REAL  PROPERTY.
        --------------
(I)     THE  TARGET  DOES  NOT  OWN  ANY  REAL  PROPERTY.
(II) 5(N)(II) OF THE TARGET DISCLOSURE SCHEDULE LISTS AND DESCRIBES BRIEFLY ALL REAL PROPERTY LEASED TO THE TARGET. THE TARGET AND HOFFMAN HAVE MADE AVAILABLE TO THE PARENT CORRECT AND COMPLETE COPIES OF THE LEASES LISTED IN 5(N)(II) OF THE TARGET DISCLOSURE SCHEDULE (AS AMENDED TO DATE). THE TARGET IS NOT PARTY TO ANY SUBLEASE. WITH RESPECT TO EACH LEASE LISTED IN 5(N)(II) OF THE TARGET DISCLOSURE SCHEDULE:
(A)     THE  LEASE  IS LEGAL, VALID, BINDING, ENFORCEABLE, AND IN FULL FORCE AND
EFFECT;
(B) THE LEASE WILL CONTINUE TO BE LEGAL, VALID, BINDING, ENFORCEABLE, AND IN FULL FORCE AND EFFECT ON IDENTICAL TERMS FOLLOWING THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY;
(C) THE TARGET IS NOT IN BREACH OR DEFAULT AND, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR REAL PROPERTY MATTERS) OF THE TARGET, NO OTHER PARTY TO THE LEASE IS IN BREACH OR DEFAULT, AND NO EVENT HAS OCCURRED WHICH, WITH NOTICE OR LAPSE OF TIME, WOULD CONSTITUTE A BREACH OR DEFAULT OR PERMIT TERMINATION, MODIFICATION, OR ACCELERATION THEREUNDER;

(D) NEITHER THE TARGET NOR, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR REAL PROPERTY MATTERS) OF THE TARGET, ANY OTHER PARTY TO THE LEASE HAS REPUDIATED ANY PROVISION THEREOF;
(E) THERE ARE NO DISPUTES, ORAL AGREEMENTS, OR FORBEARANCE PROGRAMS IN EFFECT AS TO THE LEASE;
(F) THE TARGET HAS NOT ASSIGNED, TRANSFERRED, CONVEYED, MORTGAGED, DEEDED IN TRUST, OR ENCUMBERED ANY INTEREST IN THE LEASEHOLD;
(G) ALL FACILITIES LEASED THEREUNDER HAVE RECEIVED ALL APPROVALS OF GOVERNMENTAL AUTHORITIES (INCLUDING LICENSES AND PERMITS) REQUIRED IN CONNECTION WITH THE OPERATION OF THE TARGET'S BUSINESS AS CURRENTLY CONDUCTED AND HAVE BEEN OPERATED AND MAINTAINED BY TARGET IN SUBSTANTIAL COMPLIANCE WITH APPLICABLE LAWS, RULES, AND REGULATIONS;
(H) ALL FACILITIES LEASED THEREUNDER ARE SUPPLIED WITH UTILITIES AND OTHER SERVICES NECESSARY FOR THE OPERATION OF SAID FACILITIES; AND
(O)     INTELLECTUAL  PROPERTY.
        ----------------------
(I) THE TARGET OWNS OR HAS THE RIGHT TO USE PURSUANT TO LICENSE, SUBLICENSE, AGREEMENT, OR PERMISSION ALL INTELLECTUAL PROPERTY NECESSARY FOR THE
OPERATION OF THE BUSINESSES OF THE TARGET AS PRESENTLY CONDUCTED. EACH ITEM OF INTELLECTUAL PROPERTY OWNED OR USED BY THE TARGET IMMEDIATELY PRIOR TO THE CLOSING HEREUNDER WILL BE OWNED OR AVAILABLE FOR USE BY THE SURVIVING CORPORATION ON IDENTICAL TERMS AND CONDITIONS IMMEDIATELY SUBSEQUENT TO THE CLOSING HEREUNDER. TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INTELLECTUAL PROPERTY MATTERS) OF THE TARGET, THE TARGET HAS TAKEN ALL NECESSARY ACTION TO MAINTAIN AND PROTECT EACH ITEM OF INTELLECTUAL PROPERTY THAT IT OWNS OR USES.
(II) THE TARGET HAS NOT INTERFERED WITH, INFRINGED UPON OR MISAPPROPRIATED ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, AND NONE OF HOFFMAN OR THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INTELLECTUAL PROPERTY MATTERS) OF THE TARGET HAS EVER RECEIVED ANY CHARGE, COMPLAINT, CLAIM, DEMAND, OR NOTICE ALLEGING ANY SUCH INTERFERENCE, INFRINGEMENT, MISAPPROPRIATION, OR VIOLATION (INCLUDING ANY CLAIM THAT THE TARGET MUST LICENSE OR REFRAIN FROM USING ANY INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY). TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INTELLECTUAL PROPERTY MATTERS) OF THE TARGET, NO THIRD PARTY HAS INTERFERED WITH, INFRINGED UPON OR MISAPPROPRIATED ANY INTELLECTUAL PROPERTY RIGHTS OF THE TARGET.

(III) 5(O)(III) OF THE TARGET DISCLOSURE SCHEDULE IDENTIFIES EACH PATENT OR REGISTRATION WHICH HAS BEEN ISSUED TO THE TARGET WITH RESPECT TO ANY OF ITS INTELLECTUAL PROPERTY, IDENTIFIES EACH PENDING PATENT APPLICATION OR APPLICATION FOR REGISTRATION WHICH THE TARGET HAS MADE WITH RESPECT TO ANY OF ITS INTELLECTUAL PROPERTY, AND IDENTIFIES EACH LICENSE, AGREEMENT, OR OTHER PERMISSION WHICH THE TARGET HAS GRANTED TO ANY THIRD PARTY WITH RESPECT TO ANY OF ITS INTELLECTUAL PROPERTY (TOGETHER WITH ANY EXCEPTIONS). THE TARGET AND HOFFMAN HAVE MADE AVAILABLE TO THE PARENT CORRECT AND COMPLETE COPIES OF ALL SUCH PATENTS, REGISTRATIONS, APPLICATIONS, LICENSES, AGREEMENTS, AND PERMISSIONS (AS AMENDED TO DATE) AND CORRECT AND COMPLETE COPIES OF ALL OTHER WRITTEN DOCUMENTATION EVIDENCING OWNERSHIP AND PROSECUTION (IF APPLICABLE) OF EACH SUCH ITEM. 5(O)(III) OF THE TARGET DISCLOSURE SCHEDULE ALSO IDENTIFIES EACH TRADE NAME OR UNREGISTERED TRADEMARK USED BY THE TARGET IN CONNECTION WITH ANY OF ITS BUSINESSES. WITH RESPECT TO EACH ITEM OF INTELLECTUAL PROPERTY REQUIRED TO BE IDENTIFIED IN 5(O)(III) OF THE TARGET DISCLOSURE SCHEDULE:
(A) THE TARGET POSSESS ALL RIGHT, TITLE, AND INTEREST IN AND TO THE ITEM, FREE AND CLEAR OF ANY SECURITY INTEREST, LICENSE, OR OTHER RESTRICTION;
(B) THE ITEM IS NOT SUBJECT TO ANY OUTSTANDING INJUNCTION, JUDGMENT, ORDER, DECREE, RULING, OR CHARGE;
(C)     NO  ACTION, SUIT, PROCEEDING, HEARING, INVESTIGATION, CHARGE, COMPLAINT,
CLAIM, OR DEMAND IS PENDING OR, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INTELLECTUAL PROPERTY MATTERS) OF THE TARGET, IS THREATENED WHICH CHALLENGES THE LEGALITY, VALIDITY, ENFORCEABILITY, USE, OR OWNERSHIP OF THE ITEM; AND
(D) THE TARGET HAS NEVER AGREED TO INDEMNIFY ANY PERSON FOR OR AGAINST ANY INTERFERENCE, INFRINGEMENT, MISAPPROPRIATION, OR OTHER CONFLICT WITH RESPECT TO THE ITEM.
(IV) 5(O)(IV) OF THE TARGET DISCLOSURE SCHEDULE IDENTIFIES EACH ITEM OF INTELLECTUAL PROPERTY THAT ANY THIRD PARTY OWNS AND THAT THE TARGET USES
PURSUANT TO LICENSE, SUBLICENSE, AGREEMENT, OR PERMISSION. THE TARGET AND HOFFMAN HAVE MADE AVAILABLE TO THE PARENT CORRECT AND COMPLETE COPIES OF ALL SUCH LICENSES, SUBLICENSES, AGREEMENTS, AND PERMISSIONS (AS AMENDED TO DATE). WITH RESPECT TO EACH ITEM OF INTELLECTUAL PROPERTY REQUIRED TO BE IDENTIFIED IN
     5(O)(IV)  OF  THE  TARGET  DISCLOSURE  SCHEDULE:
(A) THE LICENSE, SUBLICENSE, AGREEMENT, OR PERMISSION COVERING THE ITEM IS LEGAL, VALID, BINDING, ENFORCEABLE, AND IN FULL FORCE AND EFFECT;

(B) THE LICENSE, SUBLICENSE, AGREEMENT, OR PERMISSION WILL CONTINUE TO BE LEGAL, VALID, BINDING, ENFORCEABLE, AND IN FULL FORCE AND EFFECT ON IDENTICAL TERMS FOLLOWING THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY;
(C) THE TARGET IS NOT, AND, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INTELLECTUAL PROPERTY MATTERS) OF THE TARGET, NO OTHER PARTY TO THE LICENSE, SUBLICENSE, AGREEMENT, OR PERMISSION IS IN BREACH OR DEFAULT, AND, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INTELLECTUAL PROPERTY MATTERS) OF THE TARGET, NO EVENT HAS OCCURRED WHICH WITH NOTICE OR LAPSE OF TIME WOULD CONSTITUTE A BREACH OR DEFAULT OR PERMIT TERMINATION, MODIFICATION, OR ACCELERATION THEREUNDER;
(D)     THE  TARGET  HAS  NOT,  AND,  TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE
DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INTELLECTUAL PROPERTY MATTERS) OF THE TARGET, NO OTHER PARTY TO THE LICENSE, SUBLICENSE, AGREEMENT, OR PERMISSION HAS REPUDIATED ANY PROVISION THEREOF;
(E) WITH RESPECT TO EACH SUBLICENSE, THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SUBSECTIONS (A) THROUGH (D) ABOVE ARE TRUE AND CORRECT WITH RESPECT TO THE UNDERLYING LICENSE;
(F) THE UNDERLYING ITEM OF INTELLECTUAL PROPERTY IS NOT SUBJECT TO ANY OUTSTANDING INJUNCTION, JUDGMENT, ORDER, DECREE, RULING, OR CHARGE;
(G)     NO  ACTION, SUIT, PROCEEDING, HEARING, INVESTIGATION, CHARGE, COMPLAINT,
CLAIM, OR DEMAND IS PENDING OR, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INTELLECTUAL PROPERTY MATTERS) OF THE TARGET, IS THREATENED WHICH CHALLENGES THE LEGALITY, VALIDITY, OR ENFORCEABILITY OF THE UNDERLYING ITEM OF INTELLECTUAL PROPERTY; AND
(H) THE TARGET HAS NOT GRANTED ANY SUBLICENSE OR SIMILAR RIGHT WITH RESPECT TO THE LICENSE, SUBLICENSE, AGREEMENT, OR PERMISSION.
(V) TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INTELLECTUAL PROPERTY MATTERS) OF THE TARGET, THE TARGET WILL NOT INTERFERE WITH, INFRINGE UPON OR MISAPPROPRIATE ANY
INTELLECTUAL  PROPERTY  RIGHTS  OF  THIRD  PARTIES  AS A RESULT OF THE CONTINUED
OPERATION  OF  ITS  BUSINESSES  AS  PRESENTLY  CONDUCTED.
(VI) NONE OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INTELLECTUAL PROPERTY MATTERS) OF THE TARGET IS AWARE OF ANY NEW PRODUCTS, INVENTIONS, PROCEDURES, OR METHODS OF MANUFACTURING OR PROCESSING THAT ANY COMPETITORS OR OTHER THIRD PARTIES HAVE DEVELOPED WHICH REASONABLY COULD BE EXPECTED TO SUPERSEDE OR MAKE OBSOLETE ANY PRODUCT OR PROCESS OF THE TARGET.

(P)     TANGIBLE  ASSETS
        ----------------
     . THE TARGET OWNS OR LEASES ALL BUILDINGS, MACHINERY, EQUIPMENT, AND OTHER TANGIBLE ASSETS NECESSARY FOR THE CONDUCT OF ITS BUSINESS AS PRESENTLY CONDUCTED. EACH SUCH TANGIBLE ASSET IS FREE FROM DEFECTS (PATENT AND LATENT), HAS BEEN MAINTAINED IN ACCORDANCE WITH NORMAL INDUSTRY PRACTICE, IS IN GOOD
OPERATING  CONDITION  AND  REPAIR  (SUBJECT  TO  NORMAL  WEAR  AND TEAR), AND IS
SUITABLE  FOR  THE  PURPOSES  FOR  WHICH  IT  PRESENTLY  IS  USED.
(Q)     INVENTORY
        ---------
     . THE INVENTORY OF THE TARGET CONSISTS OF RAW MATERIALS AND SUPPLIES, MANUFACTURED AND PURCHASED PARTS, GOODS IN PROCESS, AND FINISHED GOODS, ALL OF WHICH IS MERCHANTABLE AND FIT FOR THE PURPOSE FOR WHICH IT WAS PROCURED OR MANUFACTURED, AND NONE OF WHICH IS SLOW-MOVING (BASED ON THE PAST EXPERIENCE OF TARGET AS TO THE LENGTH OF TIME INVENTORY IS HELD BY IT PRIOR TO SALE), OBSOLETE, DAMAGED, OR DEFECTIVE, SUBJECT ONLY TO THE RESERVE FOR INVENTORY WRITEDOWN SET FORTH ON THE FACE OF THE MOST RECENT BALANCE SHEET (RATHER THAN IN ANY NOTES THERETO) AS ADJUSTED FOR THE PASSAGE OF TIME THROUGH THE CLOSING DATE IN THE ORDINARY COURSE OF BUSINESS OF THE TARGET.
(R)     CONTRACTS
        ---------
     . 5(R) OF THE TARGET DISCLOSURE SCHEDULE LISTS THE FOLLOWING CONTRACTS AND OTHER AGREEMENTS TO WHICH THE TARGET IS A PARTY (THE "MATERIAL CONTRACTS"):
                                                           ------------------
(I) ANY AGREEMENT (OR GROUP OF RELATED AGREEMENTS) FOR THE LEASE OF PERSONAL PROPERTY TO OR FROM ANY PERSON PROVIDING FOR LEASE PAYMENTS IN EXCESS OF
$35,000  PER  ANNUM;
(II) ANY AGREEMENT (OR GROUP OF RELATED AGREEMENTS) FOR THE PURCHASE OR SALE OF RAW MATERIALS, COMMODITIES, SUPPLIES, PRODUCTS, OR OTHER PERSONAL PROPERTY,
OR FOR THE FURNISHING OR RECEIPT OF SERVICES, THE PERFORMANCE OF WHICH WILL EXTEND OVER A PERIOD OF MORE THAN ONE YEAR, RESULT IN A LOSS TO THE TARGET, OR INVOLVE CONSIDERATION IN EXCESS OF $35,000;
(III)     ANY  AGREEMENT  CONCERNING  A  PARTNERSHIP  OR  JOINT  VENTURE;
(IV) ANY AGREEMENT (OR GROUP OF RELATED AGREEMENTS) UNDER WHICH IT HAS CREATED, INCURRED, ASSUMED, OR GUARANTEED ANY INDEBTEDNESS FOR BORROWED MONEY, OR ANY CAPITALIZED LEASE OBLIGATION, IN EXCESS OF $35,000 OR UNDER WHICH IT HAS IMPOSED A SECURITY INTEREST ON ANY OF ITS ASSETS, TANGIBLE OR INTANGIBLE;
(V)     ANY  AGREEMENT  CONCERNING  CONFIDENTIALITY  OR  NONCOMPETITION;
(VI)     ANY  AGREEMENT  WITH  ANY OF HOFFMAN AND HIS AFFILIATES (OTHER THAN THE
TARGET);
(VII) ANY PROFIT SHARING, STOCK OPTION, STOCK PURCHASE, STOCK APPRECIATION, DEFERRED COMPENSATION, SEVERANCE, OR OTHER PLAN OR ARRANGEMENT FOR THE BENEFIT OF ITS CURRENT OR FORMER DIRECTORS, OFFICERS, AND EMPLOYEES;
(VIII)     ANY  COLLECTIVE  BARGAINING  AGREEMENT;

(IX) ANY AGREEMENT FOR THE EMPLOYMENT OF ANY INDIVIDUAL ON A FULL-TIME, PART-TIME, CONSULTING, OR OTHER BASIS PROVIDING ANNUAL COMPENSATION IN EXCESS OF $35,000 OR PROVIDING SEVERANCE BENEFITS;
(X) ANY AGREEMENT UNDER WHICH IT HAS ADVANCED OR LOANED ANY AMOUNT TO ANY OF ITS DIRECTORS, OFFICERS, AND EMPLOYEES OUTSIDE THE ORDINARY COURSE OF BUSINESS;
(XI) ANY AGREEMENT UNDER WHICH THE CONSEQUENCES OF A DEFAULT OR TERMINATION COULD HAVE A MATERIAL ADVERSE EFFECT ON THE TARGET; OR
(XII) ANY OTHER AGREEMENT (OR GROUP OF RELATED AGREEMENTS) THE PERFORMANCE OF WHICH INVOLVES CONSIDERATION IN EXCESS OF $35,000.
     THE TARGET AND HOFFMAN HAVE MADE AVAILABLE TO THE PARENT A CORRECT AND COMPLETE COPY OF EACH WRITTEN MATERIAL CONTRACT (AS AMENDED TO DATE) AND A WRITTEN SUMMARY SETTING FORTH THE TERMS AND CONDITIONS OF EACH ORAL MATERIAL CONTRACT. WITH RESPECT TO EACH SUCH AGREEMENT: (A) THE AGREEMENT IS LEGAL, VALID, BINDING, ENFORCEABLE, AND IN FULL FORCE AND EFFECT; (B) THE AGREEMENT WILL CONTINUE TO BE LEGAL, VALID, BINDING, ENFORCEABLE, AND IN FULL FORCE AND EFFECT ON IDENTICAL TERMS FOLLOWING THE CONSUMMATION OF THE TRANSACTIONS
CONTEMPLATED HEREBY; (C) THE TARGET IS NOT, AND, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR CONTRACT MATTERS) OF THE TARGET, NO OTHER PARTY IS IN BREACH OR DEFAULT, AND NO EVENT HAS OCCURRED WHICH WITH NOTICE OR LAPSE OF TIME WOULD CONSTITUTE A BREACH OR DEFAULT, OR PERMIT TERMINATION, MODIFICATION, OR ACCELERATION, UNDER THE AGREEMENT; AND (D) THE TARGET HAS NOT, AND, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR CONTRACT MATTERS) OF THE TARGET, NO OTHER PARTY HAS REPUDIATED ANY PROVISION OF THE AGREEMENT.
(S)     NOTES  AND  ACCOUNTS  RECEIVABLE
        --------------------------------
     . ALL NOTES AND ACCOUNTS RECEIVABLE OF THE TARGET ARE REFLECTED PROPERLY ON THEIR BOOKS AND RECORDS, ARE VALID RECEIVABLES SUBJECT TO NO SETOFFS OR COUNTERCLAIMS, ARE CURRENT AND COLLECTIBLE, AND WILL BE COLLECTED IN ACCORDANCE WITH THEIR TERMS AT THEIR RECORDED AMOUNTS, SUBJECT ONLY TO THE RESERVE FOR BAD DEBTS SET FORTH ON THE FACE OF THE MOST RECENT BALANCE SHEET (RATHER THAN IN ANY NOTES THERETO) AS ADJUSTED FOR THE PASSAGE OF TIME THROUGH THE CLOSING DATE IN ACCORDANCE WITH THE PAST CUSTOM AND PRACTICE OF THE TARGET.
(T)     POWERS  OF  ATTORNEY
        --------------------
     . THERE ARE NO OUTSTANDING POWERS OF ATTORNEY EXECUTED ON BEHALF OF THE TARGET.
(U)     INSURANCE
        ---------
     . 5(U) OF THE TARGET DISCLOSURE SCHEDULE SETS FORTH THE FOLLOWING INFORMATION WITH RESPECT TO EACH INSURANCE POLICY (INCLUDING POLICIES PROVIDING PROPERTY, CASUALTY, LIABILITY, AND WORKERS' COMPENSATION COVERAGE AND BOND AND SURETY ARRANGEMENTS) TO WHICH THE TARGET HAS BEEN A PARTY, A NAMED INSURED, OR OTHERWISE THE BENEFICIARY OF COVERAGE AT ANY TIME WITHIN THE PAST THREE YEARS:
(I)     THE  NAME,  ADDRESS,  AND  TELEPHONE  NUMBER  OF  THE  AGENT;

(II) THE NAME OF THE INSURER, THE NAME OF THE POLICYHOLDER, AND THE NAME OF EACH COVERED INSURED;
(III)     THE  POLICY  NUMBER  AND  THE  PERIOD  OF  COVERAGE;
(IV) THE SCOPE (INCLUDING AN INDICATION OF WHETHER THE COVERAGE WAS ON A CLAIMS MADE, OCCURRENCE, OR OTHER BASIS) AND AMOUNT (INCLUDING A DESCRIPTION OF HOW DEDUCTIBLES AND CEILINGS ARE CALCULATED AND OPERATE) OF COVERAGE; AND
(V) A DESCRIPTION OF ANY RETROACTIVE PREMIUM ADJUSTMENTS OR OTHER LOSS-SHARING ARRANGEMENTS.
     WITH RESPECT TO EACH SUCH INSURANCE POLICY: (A) THE POLICY IS LEGAL, VALID, BINDING, ENFORCEABLE, AND IN FULL FORCE AND EFFECT; (B) NEITHER THE TARGET NOR, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR INSURANCE MATTERS) OF THE TARGET, ANY OTHER PARTY TO THE POLICY IS IN BREACH OR DEFAULT (INCLUDING WITH RESPECT TO THE PAYMENT OF PREMIUMS OR THE GIVING OF NOTICES), AND NO EVENT HAS OCCURRED WHICH, WITH NOTICE OR THE LAPSE OF TIME, WOULD CONSTITUTE SUCH A BREACH OR DEFAULT, OR PERMIT TERMINATION, MODIFICATION, OR ACCELERATION, UNDER THE POLICY; AND (C) NO PARTY TO THE POLICY HAS REPUDIATED ANY PROVISION THEREOF. THE TARGET HAS BEEN COVERED DURING THE PAST THREE YEARS BY INSURANCE IN SCOPE AND AMOUNT CUSTOMARY AND REASONABLE FOR THE BUSINESS IN WHICH IT HAS ENGAGED DURING THE AFOREMENTIONED PERIOD. 5(U) OF THE TARGET DISCLOSURE SCHEDULE DESCRIBES ANY SELF-INSURANCE ARRANGEMENTS AFFECTING THE TARGET.
(V)     LITIGATION
        ----------
     . 5(V) OF THE TARGET DISCLOSURE SCHEDULE SETS FORTH EACH INSTANCE IN WHICH THE TARGET (I) IS SUBJECT TO ANY OUTSTANDING INJUNCTION, JUDGMENT, ORDER, DECREE, RULING, OR CHARGE OR (II) IS A PARTY OR, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR LITIGATION MATTERS) OF THE TARGET, IS THREATENED TO BE MADE A PARTY TO ANY ACTION, SUIT, PROCEEDING, HEARING, OR INVESTIGATION OF, IN, OR BEFORE ANY COURT OR QUASI-JUDICIAL OR ADMINISTRATIVE AGENCY OF ANY FEDERAL, STATE, LOCAL, OR FOREIGN JURISDICTION OR BEFORE ANY ARBITRATOR. NONE OF THE ACTIONS, SUITS, PROCEEDINGS, HEARINGS, AND INVESTIGATIONS SET FORTH IN 5(V) OF THE TARGET DISCLOSURE SCHEDULE COULD RESULT IN ANY MATERIAL ADVERSE CHANGE IN THE TARGET, EXCEPT AS DESCRIBED IN 5(V) OF THE TARGET DISCLOSURE SCHEDULE. NONE OF HOFFMAN OR THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR LITIGATION MATTERS) OF THE TARGET HAS ANY REASON TO BELIEVE THAT ANY SUCH ACTION, SUIT, PROCEEDING, HEARING, OR INVESTIGATION MAY BE BROUGHT OR THREATENED AGAINST THE TARGET.
(W)     PRODUCT  WARRANTY
        -----------------
     . EACH PRODUCT MANUFACTURED, SOLD, LEASED, OR DELIVERED BY THE TARGET HAS BEEN IN MATERIAL CONFORMITY WITH ALL APPLICABLE CONTRACTUAL COMMITMENTS AND ALL EXPRESS AND IMPLIED WARRANTIES, AND TARGET HAS NO LIABILITY (AND, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR PRODUCT WARRANTY MATTERS) OF THE TARGET, THERE IS NO BASIS FOR ANY PRESENT OR FUTURE ACTION, SUIT, PROCEEDING, HEARING, INVESTIGATION, CHARGE, COMPLAINT, CLAIM, OR DEMAND AGAINST ANY OF THEM GIVING RISE TO ANY LIABILITY) FOR REPLACEMENT OR REPAIR THEREOF OR OTHER DAMAGES IN CONNECTION THEREWITH, SUBJECT ONLY TO THE RESERVE FOR PRODUCT WARRANTY CLAIMS SET FORTH ON THE FACE OF THE MOST RECENT BALANCE SHEET (RATHER THAN IN ANY NOTES THERETO) AS ADJUSTED FOR THE PASSAGE OF TIME THROUGH THE CLOSING DATE IN ACCORDANCE WITH THE PAST CUSTOM AND PRACTICE OF THE TARGET. NO PRODUCT MANUFACTURED, SOLD, LEASED, OR DELIVERED BY THE TARGET IS SUBJECT TO ANY CONTRACTUAL GUARANTY, WARRANTY, OR OTHER INDEMNITY BEYOND THE APPLICABLE TERMS AND CONDITIONS OF SALE OR LEASE. THE CUSTOMER AGREEMENTS WHICH FORM PART OF THE MATERIAL CONTRACTS (COPIES OF WHICH HAVE BEEN DELIVERED TO THE PARENT) CONTAIN ALL TERMS AND CONDITIONS OF SALE OR LEASE FOR THE TARGET RELATED TO SUCH CUSTOMER AGREEMENTS (INCLUDING ALL
APPLICABLE  GUARANTY,  WARRANTY  AND  INDEMNITY  PROVISIONS).

(X)     PRODUCT  LIABILITY
        ------------------
     . THE TARGET HAS NO LIABILITY (AND, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR PRODUCT LIABILITY MATTERS) OF THE TARGET, THERE IS NO BASIS FOR ANY PRESENT OR FUTURE ACTION, SUIT, PROCEEDING, HEARING, INVESTIGATION, CHARGE, COMPLAINT, CLAIM, OR DEMAND AGAINST ANY OF THEM GIVING RISE TO ANY LIABILITY) ARISING OUT OF ANY INJURY TO INDIVIDUALS OR PROPERTY AS A RESULT OF THE OWNERSHIP, POSSESSION, OR USE OF ANY PRODUCT MANUFACTURED, SOLD, LEASED, OR DELIVERED BY THE TARGET.
(Y)     EMPLOYEES
        ---------
     . TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR EMPLOYMENT MATTERS) OF THE TARGET, NO EXECUTIVE, KEY EMPLOYEE, OR GROUP OF EMPLOYEES HAS ANY PLANS TO TERMINATE
EMPLOYMENT WITH THE TARGET. THE TARGET IS NOT A PARTY TO OR BOUND BY ANY COLLECTIVE BARGAINING AGREEMENT, NOR HAS IT EXPERIENCED ANY STRIKES, GRIEVANCES, CLAIMS OF UNFAIR LABOR PRACTICES, OR OTHER COLLECTIVE BARGAINING DISPUTES. THE TARGET HAS NOT COMMITTED ANY UNFAIR LABOR PRACTICE. NONE OF HOFFMAN OR THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR EMPLOYMENT MATTERS) OF THE TARGET HAS ANY KNOWLEDGE OF ANY ORGANIZATIONAL EFFORT PRESENTLY BEING MADE OR THREATENED BY OR ON BEHALF OF ANY LABOR UNION WITH RESPECT TO EMPLOYEES OF THE TARGET. 5(Y) OF THE TARGET DISCLOSURE SCHEDULE LISTS EACH EMPLOYEE OF THE TARGET AND HIS OR HER (I) TITLE OR JOB DESIGNATION, (II) BASE RATE OF PAY FOR THE YEAR 2002, (III) ANY ANTICIPATED BONUS, PROFIT SHARING OR OTHER CASH COMPENSATION FOR THE YEAR 2002, AND (IV) TOTAL COMPENSATION (INCLUDING ANY BONUS, PROFIT SHARING OR OTHER CASH COMPENSATION) FOR THE YEARS 2000 AND 2001.
(Z)     EMPLOYEE  BENEFITS.
        ------------------
(I) 5(Z) OF THE TARGET DISCLOSURE SCHEDULE LISTS EACH EMPLOYEE BENEFIT PLAN THAT THE TARGET MAINTAINS OR TO WHICH THE TARGET CONTRIBUTES.
(A) EACH SUCH EMPLOYEE BENEFIT PLAN (AND EACH RELATED TRUST, INSURANCE CONTRACT, OR FUND) PRESENTLY COMPLIES AND HAS BEEN MAINTAINED IN COMPLIANCE WITH
     ITS TERMS AND COMPLIES BOTH IN FORM AND IN OPERATION IN ALL RESPECTS WITH THE APPLICABLE REQUIREMENTS OF ERISA, THE CODE, AND OTHER APPLICABLE LAWS.
(B) ALL REQUIRED REPORTS AND DESCRIPTIONS (INCLUDING FORM 5500 ANNUAL REPORTS, SUMMARY ANNUAL REPORTS, PBGC-1'S, AND SUMMARY PLAN DESCRIPTIONS) HAVE BEEN FILED OR DISTRIBUTED APPROPRIATELY WITH RESPECT TO EACH SUCH EMPLOYEE BENEFIT PLAN. TO THE EXTENT APPLICABLE, THE REQUIREMENTS OF PART 6 OF SUBTITLE B OF TITLE I OF ERISA AND OF CODE 4980B HAVE BEEN MET WITH RESPECT TO EACH SUCH EMPLOYEE BENEFIT PLAN WHICH IS AN EMPLOYEE WELFARE BENEFIT PLAN.

(C) ALL CONTRIBUTIONS (INCLUDING ALL EMPLOYER CONTRIBUTIONS AND EMPLOYEE SALARY REDUCTION CONTRIBUTIONS) WHICH ARE DUE HAVE BEEN PAID TO EACH SUCH EMPLOYEE BENEFIT PLAN WHICH IS AN EMPLOYEE PENSION BENEFIT PLAN AND ALL CONTRIBUTIONS FOR ANY PERIOD ENDING ON OR BEFORE THE CLOSING DATE WHICH ARE NOT YET DUE HAVE BEEN PAID TO EACH SUCH EMPLOYEE PENSION BENEFIT PLAN OR ACCRUED IN ACCORDANCE WITH THE PAST CUSTOM AND PRACTICE OF THE TARGET. ALL PREMIUMS OR OTHER PAYMENTS FOR ALL PERIODS ENDING ON OR BEFORE THE CLOSING DATE HAVE BEEN PAID WITH RESPECT TO EACH SUCH EMPLOYEE BENEFIT PLAN WHICH IS AN EMPLOYEE WELFARE BENEFIT PLAN.
(D)     THE  TERMS  OF  EACH  SUCH  EMPLOYEE  BENEFIT  PLAN WHICH IS AN EMPLOYEE
PENSION BENEFIT PLAN THAT IS INTENDED TO QUALIFY UNDER CODE 401(A) HAS BEEN DETERMINED BY THE INTERNAL REVENUE SERVICE TO QUALIFY UNDER 401(A) OF THE CODE.
(E) THE MARKET VALUE OF ASSETS UNDER EACH SUCH EMPLOYEE BENEFIT PLAN WHICH IS AN EMPLOYEE PENSION DEFINED BENEFIT PLAN (OTHER THAN ANY MULTIEMPLOYER PLAN) EQUALS OR EXCEEDS THE PRESENT VALUE OF ALL VESTED AND NONVESTED LIABILITIES THEREUNDER DETERMINED IN ACCORDANCE WITH PBGC METHODS, FACTORS, AND ASSUMPTIONS APPLICABLE TO AN EMPLOYEE PENSION DEFINED BENEFIT PLAN TERMINATING ON THE DATE FOR DETERMINATION.
(F) THE TARGET AND HOFFMAN HAVE MADE AVAILABLE TO THE PARENT CORRECT AND COMPLETE COPIES OF THE PLAN DOCUMENTS AND SUMMARY PLAN DESCRIPTIONS, THE MOST RECENT DETERMINATION LETTER RECEIVED FROM THE INTERNAL REVENUE SERVICE, THE MOST RECENT FORM 5500 ANNUAL REPORT, AND ALL RELATED TRUST AGREEMENTS, INSURANCE CONTRACTS, AND OTHER FUNDING AGREEMENTS WHICH IMPLEMENT EACH SUCH EMPLOYEE BENEFIT PLAN.
(II) WITH RESPECT TO EACH EMPLOYEE BENEFIT PLAN THAT THE TARGET OR ANY OF ITS ERISA AFFILIATES MAINTAINS OR EVER HAS MAINTAINED OR TO WHICH ANY OF THEM CONTRIBUTES, EVER HAS CONTRIBUTED, OR EVER HAS BEEN REQUIRED TO CONTRIBUTE, OR WITH RESPECT TO WHICH TARGET OR ANY OF ITS ERISA AFFILIATES HAVE OR MAY, OR IN THE PAST HAD, OR ARE OR HAVE BEEN DEEMED TO HAVE ANY LIABILITY OR OBLIGATIONS WITH RESPECT THERETO:
(A) NO SUCH EMPLOYEE BENEFIT PLAN WHICH IS AN EMPLOYEE PENSION BENEFIT PLAN (OTHER THAN ANY MULTIEMPLOYER PLAN) HAS BEEN COMPLETELY OR PARTIALLY TERMINATED OR BEEN THE SUBJECT OF A REPORTABLE EVENT (AS DEFINED IN 4043(C) OF ERISA AND THE PBGC REGULATIONS PROMULGATED THEREUNDER) AS TO WHICH NOTICES WOULD BE REQUIRED TO BE FILED WITH THE PBGC. NO PROCEEDING BY THE PBGC TO TERMINATE ANY SUCH EMPLOYEE PENSION BENEFIT PLAN (OTHER THAN ANY MULTIEMPLOYER PLAN) HAS BEEN INSTITUTED OR, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS
     (AND EMPLOYEES WITH RESPONSIBILITY FOR EMPLOYEE BENEFITS MATTERS) OF THE TARGET, THREATENED.

(B) THERE HAVE BEEN NO TRANSACTIONS IN VIOLATION OF 404 OR 406 OF ERISA OR ANY PROHIBITED TRANSACTIONS WITH RESPECT TO ANY SUCH EMPLOYEE BENEFIT PLAN FOR WHICH NO EXEMPTION EXISTS UNDER 408 OF ERISA OR 4975(C)(2) OR (D) OF THE CODE. TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR EMPLOYEE BENEFITS MATTERS) OF THE TARGET, NO FIDUCIARY HAS ANY LIABILITY FOR BREACH OF FIDUCIARY DUTY OR ANY OTHER FAILURE TO ACT OR COMPLY IN CONNECTION WITH THE ADMINISTRATION OR INVESTMENT OF THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN. NO ACTION, SUIT, PROCEEDING, HEARING, OR INVESTIGATION WITH RESPECT TO THE ADMINISTRATION OR THE INVESTMENT OF THE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN (OTHER THAN ROUTINE CLAIMS FOR BENEFITS) IS PENDING OR, TO THE KNOWLEDGE OF ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR EMPLOYEE BENEFITS MATTERS) OF THE TARGET, THREATENED. NONE OF HOFFMAN OR THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR EMPLOYEE BENEFITS MATTERS) OF THE TARGET HAS ANY KNOWLEDGE OF ANY BASIS FOR ANY SUCH ACTION, SUIT, PROCEEDING, HEARING, OR INVESTIGATION.
(C) THE TARGET AND ITS ERISA AFFILIATES HAVE NOT INCURRED, AND NONE OF HOFFMAN OR THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR EMPLOYEE BENEFITS MATTERS) OF THE TARGET HAS ANY REASON TO EXPECT THAT THE TARGET OR ANY OF ITS ERISA AFFILIATES WILL INCUR, ANY LIABILITY TO THE PBGC (OTHER THAN PBGC PREMIUM PAYMENTS) OR OTHERWISE UNDER TITLE IV OF ERISA (INCLUDING ANY WITHDRAWAL LIABILITY) OR UNDER THE CODE WITH RESPECT TO ANY SUCH EMPLOYEE BENEFIT PLAN WHICH IS AN EMPLOYEE PENSION BENEFIT PLAN.
(III) NEITHER THE TARGET OR ANY OF ITS ERISA AFFILIATES CONTRIBUTES TO, EVER HAS CONTRIBUTED TO, OR EVER HAS BEEN REQUIRED TO CONTRIBUTE TO ANY
MULTIEMPLOYER PLAN OR HAS ANY LIABILITY (INCLUDING WITHDRAWAL LIABILITY) UNDER ANY MULTIEMPLOYER PLAN.
(IV) NEITHER THE TARGET NOR ANY OF ITS ERISA AFFILIATES MAINTAINS OR HAS EVER MAINTAINED OR CONTRIBUTED TO, OR EVER HAS BEEN REQUIRED TO CONTRIBUTE TO ANY EMPLOYEE WELFARE BENEFIT PLAN PROVIDING MEDICAL, HEALTH, OR LIFE INSURANCE OR OTHER WELFARE-TYPE BENEFITS FOR CURRENT OR FUTURE RETIRED OR TERMINATED EMPLOYEES, THEIR SPOUSES, OR THEIR DEPENDENTS (OTHER THAN IN ACCORDANCE WITH CODE 4980B OR SIMILAR STATE LAW).
(AA)     GUARANTIES
         ----------
     . THE TARGET IS NOT A GUARANTOR OR OTHERWISE IS LIABLE FOR ANY LIABILITY OR OBLIGATION (INCLUDING INDEBTEDNESS) OF ANY OTHER PERSON.
(BB)     ENVIRONMENTAL  MATTERS.
         ----------------------
(I) THE TARGET IS NOW AND ALWAYS HAS BEEN IN MATERIAL COMPLIANCE WITH ALL ENVIRONMENTAL LAWS.

(II) THE TARGET HAS ALL ENVIRONMENTAL PERMITS NECESSARY FOR THE CONDUCT AND OPERATION OF ITS BUSINESS AS PRESENTLY CONDUCTED, AND ALL SUCH PERMITS ARE IN GOOD STANDING.
(III) THERE IS NOT NOW AND HAS NOT BEEN ANY HAZARDOUS SUBSTANCE USED, GENERATED, TREATED, STORED, TRANSPORTED, DISPOSED OF, RELEASED, HANDLED OR OTHERWISE EXISTING ON, UNDER, ABOUT, OR EMANATING FROM OR TO, ANY TARGET OWNED, LEASED OR OPERATED PROPERTY ASSOCIATED WITH THE BUSINESS EXCEPT IN SUBSTANTIAL COMPLIANCE WITH ALL APPLICABLE ENVIRONMENTAL LAWS.
(IV) THE TARGET HAS NOT RECEIVED ANY NOTICE OF ALLEGED, ACTUAL OR POTENTIAL RESPONSIBILITY FOR, OR ANY INQUIRY OR INVESTIGATION REGARDING, ANY RELEASE OR THREATENED RELEASE OF HAZARDOUS SUBSTANCES OR ALLEGED VIOLATION OF, OR NON-COMPLIANCE WITH, ANY ENVIRONMENTAL LAW, NOR IS ANY OF HOFFMAN AND THE
DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR ENVIRONMENTAL MATTERS) OF THE TARGET AWARE OF ANY INFORMATION WHICH MIGHT FORM THE BASIS OF ANY SUCH NOTICE OR ANY CLAIM.
(V) THERE IS NO SITE TO WHICH THE TARGET HAS TRANSPORTED OR ARRANGED FOR THE TRANSPORT OF HAZARDOUS SUBSTANCES AS TO WHICH ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR ENVIRONMENTAL MATTERS) OF THE TARGET HAS ANY INFORMATION THAT WOULD REASONABLY LEAD ANY OF THEM TO CONCLUDE THAT ANY SUCH SITE IS OR MAY BECOME THE SUBJECT OF ANY ENVIRONMENTAL ACTION.
(VI) TRUE, COMPLETE AND CORRECT COPIES OF THE WRITTEN REPORTS, AND ALL PARTS THEREOF, OF ALL ENVIRONMENTAL AUDITS OR ASSESSMENTS OF WHICH ANY OF HOFFMAN AND THE DIRECTORS AND OFFICERS (AND EMPLOYEES WITH RESPONSIBILITY FOR ENVIRONMENTAL MATTERS) OF THE TARGET HAS KNOWLEDGE AND THAT HAVE BEEN CONDUCTED AT ANY TARGET OWNED, LEASED OR OPERATED PROPERTY, HAVE BEEN MADE AVAILABLE TO THE PARENT.
(CC)     CERTAIN  BUSINESS  RELATIONSHIPS  WITH  THE  TARGET
         ---------------------------------------------------
     . NONE OF HOFFMAN AND HIS AFFILIATES HAS BEEN INVOLVED IN ANY BUSINESS ARRANGEMENT OR RELATIONSHIP WITH THE TARGET WITHIN THE PAST 12 MONTHS, AND NONE OF HOFFMAN AND HIS AFFILIATES OWNS ANY ASSET, TANGIBLE OR INTANGIBLE, WHICH IS USED IN THE BUSINESS OF THE TARGET.
(DD)     DISCLOSURE
         ----------
     .  NONE  OF (I) THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS  5, OR
(II) ANY WRITTEN MATERIALS FURNISHED BY HOFFMAN OR THE TARGET TO THE PARENT, CONTAINS ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS TO STATE ANY MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS AND INFORMATION CONTAINED THEREIN NOT MISLEADING.
6.     POST-CLOSING  COVENANTS
       -----------------------
     . THE PARTIES AGREE AS FOLLOWS WITH RESPECT TO THE PERIOD FOLLOWING THE CLOSING.
(A)     GENERAL
        -------
     . IN CASE AT ANY TIME AFTER THE CLOSING ANY FURTHER ACTION IS NECESSARY OR DESIRABLE TO CARRY OUT THE PURPOSES OF THIS AGREEMENT, EACH OF THE PARTIES WILL TAKE SUCH FURTHER ACTION (INCLUDING THE EXECUTION AND DELIVERY OF SUCH FURTHER INSTRUMENTS AND DOCUMENTS) AS THE OTHER PARTY REASONABLY MAY REQUEST, ALL AT THE SOLE COST AND EXPENSE OF THE REQUESTING PARTY (UNLESS THE REQUESTING PARTY IS ENTITLED TO INDEMNIFICATION THEREFOR UNDER 7 BELOW). HOFFMAN ACKNOWLEDGES AND AGREES THAT FROM AND AFTER THE CLOSING THE PARENT WILL BE ENTITLED TO POSSESSION OF ALL DOCUMENTS, BOOKS, RECORDS (INCLUDING TAX RECORDS), AGREEMENTS, AND FINANCIAL DATA OF ANY SORT RELATING TO THE TARGET. NOTWITHSTANDING THE FOREGOING, PARENT AND MERGER SUB WILL PERMIT HOFFMAN AND HIS REPRESENTATIVES TO HAVE, AT HOFFMAN'S SOLE COST AND EXPENSE, FULL, COMPLETE AND PROMPT ACCESS TO AND THE RIGHT TO MAKE COPIES OF ANY AND ALL DOCUMENTS REASONABLY REQUESTED BY HOFFMAN THAT RELATE IN ANY MANNER TO ANY ADVERSE CONSEQUENCES CLAIMED BY PARENT UNDER 7 BELOW FOR PURPOSES OF EVALUATING THE MERITS OF THE CLAIMED ADVERSE CONSEQUENCES IN CONNECTION WITH HOFFMAN'S INDEMNIFICATION OBLIGATIONS UNDER 7 BELOW OR DEFENDING AGAINST ANY SUCH ADVERSE CONSEQUENCES; PROVIDED, HOWEVER, THAT HOFFMAN SHALL HAVE AGREED IN WRITING TO USE ANY DOCUMENTS REQUESTED PURSUANT TO THIS SENTENCE ONLY FOR THE PURPOSES SET FORTH HEREIN. FOR THE
PURPOSES OF THIS 6(A), WITHOUT LIMITING THE FOREGOING, IT SHALL NOT BE DEEMED REASONABLE FOR HOFFMAN TO REQUEST ACCESS TO DOCUMENTS SUBJECT TO ATTORNEY-CLIENT OR OTHER SIMILAR PRIVILEGE.

(B)     LITIGATION  SUPPORT
        -------------------
     . IN THE EVENT AND FOR SO LONG AS ANY PARTY ACTIVELY IS CONTESTING OR DEFENDING AGAINST ANY ACTION, SUIT, PROCEEDING, HEARING, INVESTIGATION, CHARGE, COMPLAINT, CLAIM, OR DEMAND IN CONNECTION WITH (I) ANY TRANSACTION CONTEMPLATED UNDER THIS AGREEMENT OR (II) ANY FACT, SITUATION, CIRCUMSTANCE, STATUS,
CONDITION, ACTIVITY, PRACTICE, PLAN, OCCURRENCE, EVENT, INCIDENT, ACTION, FAILURE TO ACT, OR TRANSACTION ON OR PRIOR TO THE CLOSING DATE INVOLVING THE TARGET, THE OTHER PARTY WILL COOPERATE WITH HIM OR IT AND HIS OR ITS COUNSEL IN THE CONTEST OR DEFENSE, MAKE AVAILABLE THEIR PERSONNEL, AND PROVIDE SUCH TESTIMONY AND ACCESS TO THEIR BOOKS AND RECORDS AS SHALL BE NECESSARY IN CONNECTION WITH THE CONTEST OR DEFENSE, ALL AT THE SOLE COST AND EXPENSE OF THE CONTESTING OR DEFENDING PARTY (SUBJECT TO THE RIGHT, IF ANY, OF THE CONTESTING OR DEFENDING PARTY TO OBTAIN INDEMNIFICATION THEREFOR UNDER 7 BELOW).
(C)     TRANSITION
        ----------
     . HOFFMAN WILL NOT TAKE ANY ACTION THAT IS DESIGNED OR INTENDED TO HAVE THE EFFECT OF DISCOURAGING ANY LESSOR, LICENSOR, CUSTOMER, SUPPLIER, OR OTHER BUSINESS ASSOCIATE OF THE TARGET FROM MAINTAINING THE SAME BUSINESS RELATIONSHIPS WITH THE TARGET AFTER THE CLOSING AS IT MAINTAINED WITH THE TARGET PRIOR TO THE CLOSING. HOFFMAN WILL REFER ALL CUSTOMER INQUIRIES RELATING TO THE BUSINESSES OF THE TARGET TO THE PARENT FROM AND AFTER THE CLOSING.
(D)     CONFIDENTIALITY
        ---------------
     . HOFFMAN WILL TREAT AND HOLD AS SUCH ALL OF THE CONFIDENTIAL INFORMATION, REFRAIN FROM USING ANY OF THE CONFIDENTIAL INFORMATION EXCEPT IN CONNECTION WITH THIS AGREEMENT, AND DELIVER PROMPTLY TO THE PARENT OR DESTROY, AT THE REQUEST AND OPTION OF THE PARENT, ALL TANGIBLE EMBODIMENTS (AND ALL COPIES) OF THE CONFIDENTIAL INFORMATION WHICH ARE IN HIS OR ITS POSSESSION. IN THE EVENT THAT HOFFMAN IS REQUESTED OR REQUIRED (BY ORAL QUESTION OR REQUEST FOR INFORMATION OR DOCUMENTS IN ANY LEGAL PROCEEDING, INTERROGATORY, SUBPOENA, CIVIL INVESTIGATIVE DEMAND, OR SIMILAR PROCESS) TO DISCLOSE ANY CONFIDENTIAL INFORMATION, HOFFMAN WILL NOTIFY THE PARENT PROMPTLY OF THE REQUEST OR REQUIREMENT SO THAT THE PARENT MAY SEEK AN APPROPRIATE PROTECTIVE ORDER OR WAIVE COMPLIANCE WITH THE PROVISIONS OF THIS 6(D). IF, IN THE ABSENCE OF A PROTECTIVE ORDER OR THE RECEIPT OF A WAIVER HEREUNDER, HOFFMAN IS, ON THE ADVICE OF COUNSEL, COMPELLED TO DISCLOSE ANY CONFIDENTIAL INFORMATION TO ANY TRIBUNAL OR ELSE STAND LIABLE FOR CONTEMPT, THAT SELLER MAY DISCLOSE THE CONFIDENTIAL INFORMATION TO THE TRIBUNAL; PROVIDED,
                                                                       --------
HOWEVER,  THAT  HOFFMAN  SHALL USE HIS BEST EFFORTS TO OBTAIN, AT THE REQUEST OF
-------
THE  PARENT,  AN  ORDER  OR  OTHER ASSURANCE THAT CONFIDENTIAL TREATMENT WILL BE
--
ACCORDED  TO  SUCH  PORTION  OF  THE  CONFIDENTIAL  INFORMATION  REQUIRED  TO BE
--
DISCLOSED  AS  THE  PARENT  SHALL  DESIGNATE. THE FOREGOING PROVISIONS SHALL NOT
--
APPLY TO ANY CONFIDENTIAL INFORMATION WHICH IS GENERALLY AVAILABLE TO THE PUBLIC
--
IMMEDIATELY  PRIOR  TO  THE  TIME  OF  DISCLOSURE.

(E)     COVENANT  NOT  TO  COMPETE
        --------------------------
     . FOR A PERIOD OF THREE YEARS FROM AND AFTER THE CLOSING DATE, HOFFMAN WILL NOT, AND WILL NOT PERMIT ANY AFFILIATE OF HOFFMAN TO, ENGAGE DIRECTLY OR INDIRECTLY IN ANY BUSINESS THAT THE TARGET CONDUCTS AS OF THE CLOSING DATE IN ANY GEOGRAPHIC AREA IN WHICH THE TARGET CONDUCTS THAT BUSINESS AS OF THE CLOSING DATE; PROVIDED, HOWEVER, THAT NO OWNER OF LESS THAN 1% OF THE OUTSTANDING STOCK
       --------  -------
OF ANY PUBLICLY TRADED CORPORATION SHALL BE DEEMED TO ENGAGE SOLELY BY REASON THEREOF IN ANY OF ITS BUSINESSES. IF THE FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION DECLARES THAT ANY TERM OR PROVISION OF THIS 6(E) IS INVALID OR UNENFORCEABLE, THE PARTIES AGREE THAT THE COURT MAKING THE DETERMINATION OF INVALIDITY OR UNENFORCEABILITY SHALL HAVE THE POWER TO REDUCE THE SCOPE, DURATION, OR AREA OF THE TERM OR PROVISION, TO DELETE SPECIFIC WORDS OR PHRASES, OR TO REPLACE ANY INVALID OR UNENFORCEABLE TERM OR PROVISION WITH A TERM OR PROVISION THAT IS VALID AND ENFORCEABLE AND THAT COMES CLOSEST TO EXPRESSING THE INTENTION OF THE INVALID OR UNENFORCEABLE TERM OR PROVISION, AND THIS AGREEMENT SHALL BE ENFORCEABLE AS SO MODIFIED AFTER THE EXPIRATION OF THE TIME WITHIN WHICH THE JUDGMENT MAY BE APPEALED.
(F)     NON-SOLICITATION
        ----------------
     . FOR A PERIOD OF THREE YEARS FROM AND AFTER THE CLOSING DATE, HOFFMAN SHALL NOT, DIRECTLY OR INDIRECTLY, AND WILL NOT PERMIT ANY AFFILIATE OF HOFFMAN TO, (I) OFFER EMPLOYMENT TO OR SEEK TO OFFER EMPLOYMENT TO ANY PERSON WHO IS EMPLOYED BY THE PARENT OR ANY OF ITS AFFILIATES ON OR AFTER THE CLOSING DATE, UNLESS THE PARENT OR AFFILIATE FIRST TERMINATES THE EMPLOYMENT OF SUCH EMPLOYEE OR GIVES ITS WRITTEN CONSENT TO SUCH EMPLOYMENT OR OFFER OF EMPLOYMENT, (II) INDUCE OR ATTEMPT TO INDUCE ANY PERSON WHO IS EMPLOYED BY THE PARENT OR ANY OF ITS AFFILIATES ON OR AFTER THE CLOSING DATE TO LEAVE THE EMPLOY OF THE PARENT OR ANY OF ITS AFFILIATES OR (III) INDUCE OR ATTEMPT TO INDUCE ANY CUSTOMER, SUPPLIER, VENDOR, LICENSEE OR BUSINESS RELATION OF THE PARENT OR ANY OF ITS AFFILIATES TO CEASE DOING BUSINESS WITH THE PARENT OR ANY OF ITS AFFILIATES OR IN ANY WAY INTERFERE WITH THE RELATIONSHIP BETWEEN ANY CUSTOMER, SUPPLIER, VENDOR, LICENSEE OR BUSINESS RELATION OF THE PARENT OR ANY OF ITS AFFILIATES. HOFFMAN SHALL NOT BE PRECLUDED FROM HIRING ANY SUCH PERSON WHO (I) INITIATES DISCUSSIONS REGARDING SUCH EMPLOYMENT OR (II) RESPONDS TO ANY PUBLIC ADVERTISEMENT PLACED BY HOFFMAN.
(G)     SHARE  CERTIFICATES
        -------------------
     . EACH CERTIFICATE EVIDENCING SHARES WILL BE IMPRINTED WITH A LEGEND SUBSTANTIALLY IN THE FOLLOWING FORM:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED FOR
                    ---------------
SALE, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.
EACH HOLDER DESIRING TO TRANSFER SHARES FIRST MUST FURNISH THE PARENT WITH A WRITTEN OPINION SATISFACTORY TO THE PARENT IN FORM AND SUBSTANCE FROM COUNSEL SATISFACTORY TO THE PARENT BY REASON OF EXPERIENCE TO THE EFFECT THAT THE HOLDER MAY TRANSFER THE SHARES AS DESIRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT.

(H)     NEW  YORK  STOCK  EXCHANGE  LISTING
        -----------------------------------
     . THE PARENT SHALL USE ITS REASONABLE BEST EFFORTS TO CAUSE THE SHARES TO BE APPROVED FOR QUOTATION ON THE NEW YORK STOCK EXCHANGE, SUBJECT TO OFFICIAL NOTICE OF ISSUANCE.
(I)     FINANCIAL  STATEMENTS.
        ---------------------
(I) IF REQUESTED IN WRITING BY PARENT, HOFFMAN SHALL PREPARE, AT PARENT'S EXPENSE, AND DELIVER TO THE PARENT AS SOON AS PRACTICABLE BUT NOT LATER THAN FORTY-FIVE (45) DAYS AFTER THE CLOSING DATE FINANCIAL STATEMENTS FOR THE TARGET AUDITED BY KPMG LLP FOR THE YEARS ENDED DECEMBER 31, 1999, DECEMBER 31, 2000 AND
     DECEMBER 31, 2001, INCLUDING YEAR END BALANCE SHEETS AND RELATED STATEMENTS OF INCOME AND CASH FLOWS FOR THE BUSINESS FOR THE YEARS THEN ENDED. HOFFMAN SHALL USE HIS BEST EFFORTS TO PROVIDE ALL ASSISTANCE REQUESTED BY PARENT AND THE SURVIVING CORPORATION IN CONNECTION WITH THE PREPARATION OF SUCH AUDITED FINANCIAL STATEMENTS.
(II) IN THE EVENT THAT THE PARENT CONCLUDES THAT IT IS NECESSARY OR ADVISABLE TO PREPARE FINANCIAL STATEMENTS OF THE TARGET FOR ANY OTHER PERIODS PRIOR TO CLOSING, HOFFMAN AGREES TO COOPERATE WITH THE PARENT, PROVIDE IT WITH REASONABLE ACCESS TO APPROPRIATE FINANCIAL RECORDS AND PERSONNEL AND DIRECT THE TARGET'S INDEPENDENT ACCOUNTANTS TO ASSIST THE PARENT. ANY FEES AND EXPENSES OF THE OUTSIDE INDEPENDENT ACCOUNTANTS SHALL BE PAID BY THE PARENT.
7.     REMEDIES  FOR  BREACHES  OF  THIS  AGREEMENT.
       --------------------------------------------
(A)     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES
        ----------------------------------------------
     . ALL OF THE REPRESENTATIONS AND WARRANTIES OF EACH PARTY CONTAINED IN THIS AGREEMENT SHALL SURVIVE THE CLOSING HEREUNDER (EVEN IF PARENT OR HOFFMAN KNEW OR HAD REASON TO KNOW OF ANY MISREPRESENTATION OR BREACH OF WARRANTY OR COVENANT AT THE TIME OF CLOSING; PROVIDED, HOWEVER, THAT PARENT OR HOFFMAN, AS APPLICABLE, HAS DISCLOSED TO HOFFMAN OR PARENT, AS APPLICABLE, IN WRITING SUCH KNOWLEDGE AS SOON AS REASONABLY PRACTICABLE AFTER IT BECAME KNOWN TO THE PARENT OR HOFFMAN, AS APPLICABLE) AND CONTINUE IN FULL FORCE AND EFFECT FOR TWELVE (12) MONTHS FOLLOWING THE CLOSING DATE; PROVIDED, HOWEVER, THAT THE REPRESENTATIONS AND WARRANTIES CONTAINED IN 4(A)(I), 4(A)(IV), 4(A)(VI), 4(B)(II), 4(B)(III), 4(B)(VII), 5(B), 5(C), 5(F), 5(H), 5(M), 5(Z) AND 5(BB) SHALL CONTINUE IN FULL FORCE AND EFFECT THEREAFTER (SUBJECT TO ANY APPLICABLE STATUTES OF LIMITATIONS).
(B)     INDEMNIFICATION  PROVISIONS  FOR  BENEFIT  OF  THE  PARENT.
        ----------------------------------------------------------

(I) IN THE EVENT HOFFMAN OR THE TARGET BREACHES (OR IN THE EVENT ANY THIRD PARTY ALLEGES FACTS THAT, IF TRUE, WOULD MEAN HOFFMAN OR THE TARGET HAS BREACHED) ANY OF THEIR RESPECTIVE REPRESENTATIONS, WARRANTIES, AND COVENANTS
CONTAINED HEREIN, THEN HOFFMAN AGREES TO INDEMNIFY THE PARENT, THE SURVIVING CORPORATION, AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS, TRANSFEREES AND ASSIGNEES (EACH A "PARENT
                                                                       ------
INDEMNIFIED  PARTY")  FROM  AND AGAINST THE ENTIRETY OF ANY ADVERSE CONSEQUENCES
         ---------
SUCH INDEMNIFIED PARTY MAY SUFFER THROUGH AND AFTER THE DATE OF THE CLAIM FOR INDEMNIFICATION (INCLUDING ANY ADVERSE CONSEQUENCES SUCH INDEMNIFIED PARTY MAY SUFFER AFTER THE END OF ANY APPLICABLE SURVIVAL PERIOD) RESULTING FROM, ARISING OUT OF, RELATING TO, IN THE NATURE OF, OR CAUSED BY THE BREACH (OR THE ALLEGED BREACH).
(II) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, HOFFMAN SHALL INDEMNIFY, SAVE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL ADVERSE CONSEQUENCES INCURRED IN CONNECTION WITH, ARISING OUT OF, RESULTING FROM OR RELATING OR INCIDENT TO: (X) ANY AND ALL TAXES (A) OF THE TARGET (1) WITH RESPECT TO ALL PERIODS ENDING ON OR PRIOR TO THE CLOSING DATE (THE "PRE-CLOSING PERIODS") AND (2) WITH RESPECT TO ANY PERIOD BEGINNING BEFORE
       -------------------
THE  CLOSING  DATE  AND ENDING AFTER THE CLOSING DATE (A "STRADDLE PERIOD"), BUT
                                                          ---------------
ONLY WITH RESPECT TO THE PORTION OF SUCH PERIOD UP TO AND INCLUDING THE CLOSING DATE (SUCH PORTION SHALL BE REFERRED TO HEREIN AS THE "PRE-CLOSING PARTIAL
                                                             -------------------
PERIOD"  AND THE PORTION OF SUCH PERIOD AFTER THE CLOSING DATE SHALL BE REFERRED
     -
TO  HEREIN AS THE "POST-CLOSING PARTIAL PERIOD"), OR (B) FOR WHICH THE TARGET IS
                   ---------------------------
LIABLE UNDER TREASURY REGULATIONS 1.1502-6 (OR ANY SIMILAR PROVISION OF STATE, LOCAL OR FOREIGN LAW), AS A TRANSFEREE OR SUCCESSOR, BY CONTRACT, OR OTHERWISE; AND (Y) ANY UNTRUTH OR INACCURACY OF ANY REPRESENTATION OR WARRANTY OF OR BY HOFFMAN OR THE TARGET CONTAINED IN 5(M) (TAX MATTERS); IN EACH CASE TO THE EXTENT SUCH TAXES ARE NOT REFLECTED IN THE RESERVE FOR TAX LIABILITY (RATHER THAN ANY RESERVE FOR DEFERRED TAXES ESTABLISHED TO REFLECT TIMING DIFFERENCES BETWEEN BOOK AND TAX INCOME) SHOWN ON THE FACE OF THE MOST RECENT BALANCE SHEET (RATHER THAN IN ANY NOTES THERETO). FOR PURPOSES OF THIS SECTION, TAXES REQUIRED TO BE APPORTIONED AS PROVIDED IN CLAUSE (I)(A) OF THIS SUBSECTION SHALL BE APPORTIONED BETWEEN THE PRE-CLOSING PARTIAL PERIOD AND POST-CLOSING PARTIAL PERIOD OF ANY STRADDLE PERIOD IN ACCORDANCE WITH THE PROVISIONS DESCRIBED IN 8(B) OF THIS AGREEMENT

(C)     INDEMNIFICATION  PROVISIONS  FOR  BENEFIT  OF  HOFFMAN
        ------------------------------------------------------
     . IN THE EVENT PARENT OR MERGER SUB BREACHES (OR IN THE EVENT ANY THIRD PARTY ALLEGES FACTS THAT, IF TRUE, WOULD MEAN PARENT OR MERGER SUB HAS BREACHED) ANY OF THEIR RESPECTIVE REPRESENTATIONS, WARRANTIES, AND COVENANTS CONTAINED HEREIN, THEN PARENT AGREES TO INDEMNIFY HOFFMAN FROM AND AGAINST THE ENTIRETY OF ANY ADVERSE CONSEQUENCES HOFFMAN MAY SUFFER THROUGH AND AFTER THE DATE OF THE CLAIM FOR INDEMNIFICATION (INCLUDING ANY ADVERSE CONSEQUENCES HOFFMAN MAY SUFFER AFTER THE END OF ANY APPLICABLE SURVIVAL PERIOD) RESULTING FROM, ARISING OUT OF, RELATING TO, IN THE NATURE OF, OR CAUSED BY THE BREACH (OR THE ALLEGED BREACH). PARENT FURTHER AGREES TO INDEMNIFY HOFFMAN FROM AND AGAINST THE ENTIRETY OF ANY ADVERSE CONSEQUENCES HOFFMAN MAY SUFFER ARISING OUT OF, OR RELATING TO HOFFMAN'S PERSONAL GUARANTY OF THE OBLIGATIONS OF TARGET UNDER THAT CERTAIN STANDARD COMMERCIAL/INDUSTRIAL SINGLE-TENANT LEASE BY AND BETWEEN EJM DEVELOPMENT CO. AND TARGET, DATED DECEMBER 14, 1994, AS AMENDED AND MODIFIED IN WRITING TO THE DATE HEREOF (THE "GUARANTEED LEASE"), TO THE EXTENT THAT SUCH ADVERSE CONSEQUENCES
               -----------------
ARISE AFTER THE CLOSING DATE DUE TO ANY FAILURE OF THE SURVIVING CORPORATION TO PERFORM ITS OBLIGATIONS AS ASSIGNEE UNDER THE GUARANTEED LEASE (THE "LEASE
                                                                           -----
INDEMNIFICATION  OBLIGATION").
     ----------------------

(D)     MATTERS  INVOLVING  THIRD  PARTIES.
        ----------------------------------
(I)     IF  ANY  THIRD  PARTY SHALL NOTIFY A PARENT INDEMNIFIED PARTY OR HOFFMAN
(EACH,  AN  "INDEMNIFIED  PARTY")  WITH  RESPECT  TO  ANY MATTER (A "THIRD PARTY
             ------------------                                      -----------
CLAIM") WHICH MAY GIVE RISE TO A CLAIM FOR INDEMNIFICATION AGAINST HOFFMAN OR PARENT (EACH, AS APPLICABLE, THE "INDEMNIFYING PARTY") UNDER THIS 7, THEN THE
                                    ------------------
INDEMNIFIED PARTY SHALL PROMPTLY NOTIFY THE INDEMNIFYING PARTY THEREOF IN WRITING; PROVIDED, HOWEVER, THAT NO DELAY ON THE PART OF THE INDEMNIFIED PARTY
          --------   -------
IN NOTIFYING THE INDEMNIFYING PARTY SHALL RELIEVE THE INDEMNIFYING PARTY FROM ANY OBLIGATION HEREUNDER UNLESS (AND THEN SOLELY TO THE EXTENT) THE INDEMNIFYING
     PARTY  THEREBY  IS  PREJUDICED.
(II) THE INDEMNIFYING PARTY WILL HAVE THE RIGHT TO DEFEND THE INDEMNIFIED PARTY AGAINST THE THIRD PARTY CLAIM WITH COUNSEL MUTUALLY SATISFACTORY TO THE INDEMNIFIED PARTY AND THE INDEMNIFYING PARTY SO LONG AS (A) THE INDEMNIFYING PARTY NOTIFIES THE INDEMNIFIED PARTY IN WRITING WITHIN THIRTY (30) DAYS AFTER THE INDEMNIFIED PARTY HAS GIVEN NOTICE OF THE THIRD PARTY CLAIM THAT THE INDEMNIFYING PARTY WILL INDEMNIFY THE INDEMNIFIED PARTY FROM AND AGAINST THE ENTIRETY OF ANY ADVERSE CONSEQUENCES THE INDEMNIFIED PARTY MAY SUFFER RESULTING FROM, ARISING OUT OF, RELATING TO, IN THE NATURE OF, OR CAUSED BY THE THIRD PARTY CLAIM, (B) THE INDEMNIFYING PARTY PROVIDES THE INDEMNIFIED PARTY WITH EVIDENCE REASONABLY ACCEPTABLE TO THE INDEMNIFIED PARTY THAT THE INDEMNIFYING PARTY WILL HAVE THE FINANCIAL RESOURCES TO DEFEND AGAINST THE THIRD PARTY CLAIM AND FULFILL ITS INDEMNIFICATION OBLIGATIONS HEREUNDER, (C) THE THIRD PARTY CLAIM INVOLVES ONLY MONEY DAMAGES AND DOES NOT SEEK AN INJUNCTION OR OTHER EQUITABLE RELIEF, (D) SETTLEMENT OF, OR AN ADVERSE JUDGMENT WITH RESPECT TO, THE THIRD PARTY CLAIM IS NOT, IN THE GOOD FAITH JUDGMENT OF THE INDEMNIFIED PARTY, LIKELY TO ESTABLISH A PRECEDENTIAL CUSTOM OR PRACTICE ADVERSE TO THE CONTINUING BUSINESS INTERESTS OF THE INDEMNIFIED PARTY, AND (E) THE INDEMNIFYING PARTY CONDUCTS THE DEFENSE OF THE THIRD PARTY CLAIM ACTIVELY AND DILIGENTLY.
(III) SO LONG AS THE INDEMNIFYING PARTY IS CONDUCTING THE DEFENSE OF THE THIRD PARTY CLAIM IN ACCORDANCE WITH 7(D)(II) ABOVE, (A) THE INDEMNIFIED PARTY MAY RETAIN SEPARATE CO-COUNSEL AT ITS SOLE COST AND EXPENSE AND PARTICIPATE IN THE DEFENSE OF THE THIRD PARTY CLAIM, (B) THE INDEMNIFIED PARTY WILL NOT CONSENT TO THE ENTRY OF ANY JUDGMENT OR ENTER INTO ANY SETTLEMENT WITH RESPECT TO THE THIRD PARTY CLAIM WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNIFYING PARTY, AND (C) THE INDEMNIFYING PARTY WILL NOT CONSENT TO THE ENTRY OF ANY JUDGMENT OR ENTER INTO ANY SETTLEMENT WITH RESPECT TO THE THIRD PARTY CLAIM WITHOUT THE PRIOR WRITTEN CONSENT OF THE INDEMNIFIED PARTY (NOT TO BE WITHHELD UNREASONABLY).
(IV) IN THE EVENT ANY OF THE CONDITIONS IN 7(D)(II) ABOVE IS OR BECOMES UNSATISFIED, HOWEVER, (A) THE INDEMNIFIED PARTY MAY DEFEND AGAINST, AND CONSENT TO THE ENTRY OF ANY JUDGMENT OR ENTER INTO ANY SETTLEMENT WITH RESPECT TO, THE THIRD PARTY CLAIM IN ANY MANNER IT MAY DEEM APPROPRIATE, (B) THE INDEMNIFYING PARTY WILL REIMBURSE THE INDEMNIFIED PARTY PROMPTLY AND PERIODICALLY FOR THE COSTS OF DEFENDING AGAINST THE THIRD PARTY CLAIM (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES), AND (C) SUBJECT TO THE LIMITATIONS SET FORTH IN 7(D)(V) BELOW, THE INDEMNIFYING PARTY WILL REMAIN RESPONSIBLE FOR ANY ADVERSE CONSEQUENCES THE INDEMNIFIED PARTY MAY SUFFER RESULTING FROM, ARISING OUT OF, RELATING TO, IN THE NATURE OF, OR CAUSED BY THE THIRD PARTY CLAIM TO THE FULLEST EXTENT PROVIDED IN THIS 7.

(V) IN THE EVENT THAT AN INDEMNIFIED PARTY DOES NOT PERMIT THE INDEMNIFYING PARTY TO DEFEND THE INDEMNIFIED PARTY AGAINST A THIRD PARTY CLAIM DUE TO THE FAILURE OF A CONDITION IN CLAUSE (C) OR (D) OF 7(D)(II) ABOVE, THE PARTIES AGREE THAT (A) THE INDEMNIFIED PARTY WILL CONDUCT THE DEFENSE WITH COUNSEL MUTUALLY SATISFACTORY TO THE INDEMNIFYING PARTY AND THE INDEMNIFIED PARTY, AND
(B) THE INDEMNIFYING PARTY SHALL ONLY BE REQUIRED TO INDEMNIFY SUCH INDEMNIFIED PARTY FOR FIFTY PERCENT (50%) OF THE AMOUNT OF ANY ADVERSE CONSEQUENCES RESULTING FROM SUCH THIRD PARTY CLAIM. NOTWITHSTANDING THE FOREGOING, ONLY THE AMOUNT OF THE ADVERSE CONSEQUENCES ACTUALLY PAID BY THE INDEMNIFYING PARTY SHALL BE CONSIDERED FOR PURPOSES OF APPLYING THE INDEMNITY DEDUCTIBLE AND THE MAXIMUM INDEMNIFICATION AMOUNT FOR SUCH INDEMNIFYING PARTY.
(VI) WITH RESPECT TO ANY THIRD PARTY CLAIM SUBJECT TO INDEMNIFICATION UNDER THIS SECTION 7: (I) BOTH THE INDEMNIFIED PARTY AND THE INDEMNIFYING PARTY, AS THE CASE MAY BE, SHALL KEEP THE OTHER PARTY FULLY INFORMED OF THE STATUS OF SUCH THIRD PARTY CLAIM AND ANY RELATED PROCEEDINGS AT ALL STAGES THEREOF WHERE SUCH PARTY IS NOT REPRESENTED BY ITS OWN COUNSEL, AND (II) THE PARTIES AGREE (AT THE EXPENSE OF THE INDEMNIFYING PARTY) TO RENDER TO EACH OTHER SUCH ASSISTANCE AS THEY MAY REASONABLY REQUIRE OF EACH OTHER AND TO COOPERATE IN GOOD FAITH WITH EACH OTHER IN ORDER TO ENSURE THE PROPER AND ADEQUATE DEFENSE OF ANY THIRD PARTY CLAIM. IN FURTHERANCE THEREOF, THE PARTY NOT CONDUCTING THE DEFENSE OF THE THIRD PARTY CLAIM SHALL MAKE AVAILABLE TO THE PARTY THAT IS CONDUCTING THE DEFENSE ALL BOOKS, RECORDS AND OTHER DOCUMENTS AND MATERIALS THAT ARE UNDER THE DIRECT OR INDIRECT CONTROL OF SUCH PARTY OR ANY OF ITS AFFILIATES AND THAT THE PARTY CONDUCTING THE DEFENSE REASONABLY CONSIDERS NECESSARY OR DESIRABLE FOR THE DEFENSE OF THE THIRD PARTY CLAIM; PROVIDED, HOWEVER, THAT THE PARTY NOT CONDUCTING THE DEFENSE MAY WITHHOLD BOOKS, RECORDS OR OTHER DOCUMENTS AND
MATERIALS  THAT  ARE  SUBJECT  TO  ATTORNEY-CLIENT  OR  OTHER SIMILAR PRIVILEGE.
(E)     DETERMINATION  OF  ADVERSE  CONSEQUENCES
        ----------------------------------------
     . ALL INDEMNIFICATION PAYMENTS UNDER THIS 7 SHALL BE DEEMED ADJUSTMENTS TO THE PURCHASE PRICE.
(F)     LIMITATIONS  ON  INDEMNIFICATION.
        --------------------------------
(I) EXCEPT AS SET FORTH BELOW, HOFFMAN SHALL NOT HAVE ANY LIABILITY UNDER 7(B)(I) ABOVE FOR ADVERSE CONSEQUENCES TO THE EXTENT THAT THE AGGREGATE AMOUNT OF ADVERSE CONSEQUENCES INDEMNIFIED BY HOFFMAN HEREUNDER EXCEEDS $10,683,750 (THE "MAXIMUM INDEMNIFICATION AMOUNT"). EXCEPT AS SET FORTH BELOW, HOFFMAN SHALL
      ------------------------------
     NOT HAVE ANY LIABILITY UNDER 7(B)(I) ABOVE FOR ANY ADVERSE CONSEQUENCES UNTIL THE AGGREGATE AMOUNT OTHERWISE DUE TO ALL PARENT INDEMNIFIED PARTIES EXCEEDS AN ACCUMULATED TOTAL OF THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000) (THE "INDEMNITY DEDUCTIBLE") AND THEN ONLY FOR THE AMOUNT BY WHICH THE AGGREGATE
      --------------------
AMOUNT OF ALL SUCH ADVERSE CONSEQUENCES OTHERWISE DUE TO ALL PARENT INDEMNIFIED PARTIES EXCEEDS THE INDEMNITY DEDUCTIBLE. NOTWITHSTANDING THE FOREGOING, THE LIMITATIONS IMPOSED BY THE MAXIMUM INDEMNIFICATION AMOUNT AND THE INDEMNITY DEDUCTIBLE SHALL NOT APPLY WITH RESPECT TO (I) ANY CLAIM FOR INDEMNIFICATION UNDER 7(B)(II) ABOVE, (II) ANY ADVERSE CONSEQUENCES ARISING OUT OF FRAUD OR INTENTIONAL VIOLATION OF ANY REPRESENTATION, WARRANTY OR COVENANT OR (III) ANY ADVERSE CONSEQUENCES ARISING OUT OF A BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED IN 4(A)(I), 4(A)(IV), 4(A)(VI), 5(B), 5(C), 5(F), 5(H),
5(M),  5(Z),  5(BB),  6(D),  6(E),  6(F)  AND  8.
(II) EXCEPT AS SET FORTH BELOW, PARENT SHALL NOT HAVE ANY LIABILITY UNDER 7(C) ABOVE FOR ADVERSE CONSEQUENCES TO THE EXTENT THAT THE AGGREGATE AMOUNT OF ADVERSE CONSEQUENCES INDEMNIFIED BY PARENT HEREUNDER EXCEEDS THE MAXIMUM INDEMNIFICATION AMOUNT. EXCEPT AS SET FORTH BELOW, PARENT SHALL NOT HAVE ANY LIABILITY UNDER 7(C) ABOVE FOR ANY ADVERSE CONSEQUENCES UNTIL THE AGGREGATE AMOUNT OTHERWISE DUE TO HOFFMAN EXCEEDS THE INDEMNITY DEDUCTIBLE AND THEN ONLY FOR THE AMOUNT BY WHICH THE AGGREGATE AMOUNT OF ALL SUCH ADVERSE CONSEQUENCES OTHERWISE DUE TO HOFFMAN EXCEEDS THE INDEMNITY DEDUCTIBLE. NOTWITHSTANDING THE FOREGOING, THE LIMITATIONS IMPOSED BY THE MAXIMUM INDEMNIFICATION AMOUNT AND THE INDEMNITY DEDUCTIBLE SHALL NOT APPLY WITH RESPECT TO (I) ANY ADVERSE
CONSEQUENCES ARISING OUT OF FRAUD OR INTENTIONAL VIOLATION OF ANY REPRESENTATION, WARRANTY OR COVENANT, (II) ANY ADVERSE CONSEQUENCES ARISING OUT OF A BREACH OF ANY REPRESENTATION, WARRANTY OR COVENANT CONTAINED IN 4(B)(II), 4(B)(III), OR 4(B)(VII) OR (III) ANY ADVERSE CONSEQUENCES ARISING OUT OF THE LEASE INDEMNIFICATION OBLIGATION DESCRIBED IN 7(C).

(G)     OTHER  INDEMNIFICATION  PROVISIONS
        ----------------------------------
     . THE FOREGOING INDEMNIFICATION PROVISIONS ARE IN ADDITION TO, AND NOT IN DEROGATION OF, ANY STATUTORY, EQUITABLE, OR COMMON LAW REMEDY ANY PARTY MAY HAVE FOR BREACH OF REPRESENTATION, WARRANTY, OR COVENANT; PROVIDED, HOWEVER, THAT THE FOREGOING INDEMNIFICATION PROVISIONS SHALL BE THE SOLE REMEDY FOR MONETARY DAMAGES FOR ANY SUCH BREACH OF REPRESENTATION, WARRANTY OR COVENANT. HOFFMAN HEREBY AGREES THAT HE WILL NOT MAKE ANY CLAIM FOR INDEMNIFICATION AGAINST THE TARGET BY REASON OF THE FACT THAT HE OR IT WAS A DIRECTOR, OFFICER, EMPLOYEE, OR AGENT OF TARGET OR WAS SERVING AT THE REQUEST OF TARGET AS A PARTNER, TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE, OR AGENT OF ANOTHER ENTITY (WHETHER SUCH CLAIM IS FOR JUDGMENTS, DAMAGES, PENALTIES, FINES, COSTS, AMOUNTS PAID IN SETTLEMENT, LOSSES, EXPENSES, OR OTHERWISE AND WHETHER SUCH CLAIM IS PURSUANT TO ANY STATUTE, CHARTER DOCUMENT, BYLAW, AGREEMENT, OR OTHERWISE) WITH RESPECT TO ANY ACTION, SUIT, PROCEEDING, COMPLAINT, CLAIM, OR DEMAND BROUGHT BY THE PARENT AGAINST HOFFMAN (WHETHER SUCH ACTION, SUIT, PROCEEDING, COMPLAINT, CLAIM, OR DEMAND IS PURSUANT TO THIS AGREEMENT, APPLICABLE LAW, OR OTHERWISE).
8.     TAX  MATTERS
       ------------
     . THE FOLLOWING PROVISIONS SHALL GOVERN THE ALLOCATION OF RESPONSIBILITY AS BETWEEN PARENT AND HOFFMAN FOR CERTAIN TAX MATTERS FOLLOWING THE CLOSING
DATE:
(A)     TAX  PERIODS  ENDING  ON  OR  BEFORE  THE  CLOSING  DATE
        --------------------------------------------------------
     . PARENT SHALL PREPARE OR CAUSE TO BE PREPARED AND FILE OR CAUSE TO BE FILED ALL TAX RETURNS FOR THE TARGET FOR ALL PERIODS ENDING ON OR PRIOR TO THE CLOSING DATE WHICH ARE FILED AFTER THE CLOSING DATE. PARENT SHALL PERMIT HOFFMAN TO REVIEW AND COMMENT ON EACH SUCH TAX RETURN DESCRIBED IN THE PRECEDING SENTENCE PRIOR TO FILING. HOFFMAN SHALL REIMBURSE PARENT FOR ANY TAXES OF THE TARGET WITH RESPECT TO SUCH PERIODS WITHIN FIFTEEN (15) DAYS AFTER PAYMENT BY PARENT OR THE TARGET OF SUCH TAXES TO THE EXTENT SUCH TAXES ARE NOT REFLECTED IN THE RESERVE FOR TAX LIABILITY (RATHER THAN ANY RESERVE FOR DEFERRED TAXES ESTABLISHED TO REFLECT TIMING DIFFERENCES BETWEEN BOOK AND TAX INCOME) SHOWN ON THE FACE OF THE MOST RECENT BALANCE SHEET (RATHER THAN IN ANY NOTES THERETO).

(B)     STRADDLE  PERIODS
        -----------------
     . PARENT SHALL PREPARE AND TIMELY FILE OR SHALL CAUSE TO BE PREPARED AND TIMELY FILED, WITH THE APPROPRIATE AUTHORITIES ALL TAX RETURNS OF THE TARGET FOR ALL STRADDLE PERIODS, AND SHALL PAY ALL TAXES DUE WITH RESPECT TO SUCH TAX RETURNS; PROVIDED, HOWEVER, THAT HOFFMAN SHALL REIMBURSE PARENT FOR ANY TAXES OF THE TARGET TO THE EXTENT ALLOCABLE TO ANY PRE-CLOSING PARTIAL PERIOD OF A STRADDLE PERIOD WITHIN FIFTEEN (15) DAYS AFTER PAYMENT BY PARENT OR THE TARGET OF SUCH TAXES TO THE EXTENT SUCH TAXES ARE NOT REFLECTED IN THE RESERVE FOR TAX LIABILITY (RATHER THAN ANY RESERVE FOR DEFERRED TAXES ESTABLISHED TO REFLECT TIMING DIFFERENCES BETWEEN BOOK AND TAX INCOME) SHOWN ON THE FACE OF THE MOST RECENT BALANCE SHEET (RATHER THAN IN ANY NOTES THERETO). FOR PURPOSES OF ALLOCATING TAXES BETWEEN A PRE-CLOSING PARTIAL PERIOD AND A POST-CLOSING PARTIAL PERIOD, TO THE EXTENT PERMITTED BY LAW AND ADMINISTRATIVE PRACTICE, THE STRADDLE PERIOD SHALL BE TREATED AS CLOSING ON (AND INCLUDING) THE CLOSING DATE. IN THE CASE OF ANY TAXES THAT ARE PAYABLE FOR A STRADDLE PERIOD THAT IS NOT TREATED UNDER THE PRECEDING SENTENCE AS CLOSING ON THE CLOSING DATE, THE PORTION OF SUCH TAX RELATED TO THE PRE-CLOSING PARTIAL PERIOD: (I) IN THE CASE OF REAL, PERSONAL AND INTANGIBLE PROPERTY TAXES ("PROPERTY TAXES") OF THE TARGET FOR THE
                                    ---------------
PRE-CLOSING PARTIAL PERIOD, SHALL BE EQUAL TO THE AMOUNT OF SUCH PROPERTY TAXES FOR THE ENTIRE STRADDLE PERIOD MULTIPLIED BY A FRACTION, THE NUMERATOR OF WHICH IS THE NUMBER OF DAYS DURING THE STRADDLE PERIOD THAT ARE IN THE PRE-CLOSING
PARTIAL PERIOD AND THE DENOMINATOR OF WHICH IS THE NUMBER OF DAYS IN THE STRADDLE PERIOD, AND (II) IN THE CASE OF ANY TAXES OF THE TARGET OTHER THAN PROPERTY TAXES, SHALL BE COMPUTED AS IF SUCH TAXABLE PERIOD ENDED AS OF THE CLOSE OF THE BUSINESS ON THE CLOSING DATE.
(C)     COOPERATION  ON  TAX  MATTERS.
        -----------------------------
(I) PARENT, THE TARGET AND HOFFMAN SHALL COOPERATE FULLY, AS AND TO THE EXTENT REASONABLY REQUESTED BY THE OTHER PARTY, IN CONNECTION WITH THE FILING OF
     TAX RETURNS PURSUANT TO THIS AGREEMENT AND ANY AUDIT, LITIGATION OR OTHER PROCEEDING WITH RESPECT TO TAXES. SUCH COOPERATION SHALL INCLUDE THE RETENTION AND (UPON THE OTHER PARTY'S REQUEST) THE PROVISION OF RECORDS AND INFORMATION WHICH ARE REASONABLY RELEVANT TO ANY SUCH AUDIT, LITIGATION OR OTHER PROCEEDING AND MAKING EMPLOYEES AVAILABLE ON A MUTUALLY CONVENIENT BASIS TO PROVIDE ADDITIONAL INFORMATION AND EXPLANATION OF ANY MATERIAL PROVIDED HEREUNDER. THE TARGET AND HOFFMAN AGREE (A) TO RETAIN ALL BOOKS AND RECORDS IN THEIR RESPECTIVE POSSESSION WITH RESPECT TO TAX MATTERS PERTINENT TO THE TARGET RELATING TO ANY TAXABLE PERIOD BEGINNING BEFORE THE CLOSING DATE UNTIL THE EXPIRATION OF THE STATUTE OF LIMITATIONS (AND, TO THE EXTENT NOTIFIED BY PARENT OR HOFFMAN, ANY EXTENSIONS THEREOF) OF THE RESPECTIVE TAX PERIODS, AND TO ABIDE BY ALL RECORD RETENTION AGREEMENTS ENTERED INTO WITH ANY TAX AUTHORITY, AND (B) TO GIVE THE OTHER PARTY REASONABLE WRITTEN NOTICE PRIOR TO TRANSFERRING, DESTROYING OR DISCARDING ANY SUCH BOOKS AND RECORDS AND, IF THE OTHER PARTY SO REQUESTS, THE TARGET OR HOFFMAN, AS THE CASE MAY BE, SHALL ALLOW THE OTHER PARTY TO TAKE
POSSESSION  OF  SUCH  BOOKS  AND  RECORDS

(II) PARENT AND HOFFMAN FURTHER AGREE, UPON REQUEST, TO USE THEIR REASONABLE BEST EFFORTS TO OBTAIN ANY CERTIFICATE OR OTHER DOCUMENT FROM ANY GOVERNMENTAL AUTHORITY OR ANY OTHER PERSON AS MAY BE NECESSARY TO MITIGATE, REDUCE OR
ELIMINATE ANY TAX THAT COULD BE IMPOSED (INCLUDING, BUT NOT LIMITED TO, WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY).
(D)     CERTAIN  TAXES
        --------------
     .  ALL  TRANSFER,  DOCUMENTARY,  SALES,  USE, STAMP, REGISTRATION AND OTHER
SUCH  TAXES  AND  FEES  (INCLUDING  ANY  PENALTIES  AND  INTEREST)  INCURRED  IN
CONNECTION WITH THIS AGREEMENT SHALL BE PAID BY HOFFMAN WHEN DUE, AND HOFFMAN WILL, AT ITS OWN EXPENSE, FILE ALL NECESSARY TAX RETURNS AND OTHER DOCUMENTATION WITH RESPECT TO ALL SUCH TRANSFER, DOCUMENTARY, SALES, USE, STAMP, REGISTRATION AND OTHER TAXES AND FEES, AND, IF REQUIRED BY APPLICABLE LAW, PARENT WILL, AND WILL CAUSE ITS AFFILIATES TO, JOIN IN THE EXECUTION OF ANY SUCH TAX RETURNS AND OTHER DOCUMENTATION.
(E)     CHARACTERIZATION  OF  PAYMENTS
        ------------------------------
     . ANY PAYMENTS MADE TO THE MERGER SUB OR PARENT PURSUANT TO THE INDEMNIFICATION PROVISIONS OF THIS AGREEMENT SHALL CONSTITUTE AN ADJUSTMENT OF THE CONSIDERATION PAID FOR THE STOCK OF THE TARGET FOR TAX PURPOSES AND SHALL BE TREATED AS SUCH BY PARENT, MERGER SUB, THE TARGET AND HOFFMAN ON THEIR TAX
RETURNS  TO  THE  EXTENT  PERMITTED  BY  LAW.
(F)     S  CORPORATION  STATUS
        ----------------------
     . NEITHER HOFFMAN NOR THE TARGET WILL REVOKE THE TARGET'S ELECTION TO BE TAXED AS AN S CORPORATION WITHIN THE MEANING OF 1361 AND 1362 OF THE CODE. NEITHER HOFFMAN NOR THE TARGET WILL TAKE, CAUSE TO BE TAKEN, OR ALLOW ANY ACTION THAT WOULD RESULT IN THE TERMINATION OF THE TARGET'S STATUS AS A VALIDLY ELECTING S CORPORATION WITHIN THE MEANING OF 1361 AND 1362 OF THE CODE AT ANY TIME PRIOR TO THE CLOSING.
9.     REORGANIZATION  MATTERS.
       -----------------------
(A)     INTENDED  TREATMENT
        -------------------
     .  THE  PARTIES  INTEND  THE  MERGER  TO  QUALIFY AS A REORGANIZATION UNDER
368(A) OF THE CODE. HOWEVER, NONE OF PARENT, MERGER SUB, HOFFMAN OR THE TARGET MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER REGARDING THE TAX TREATMENT OF THE MERGER OR WHETHER THE MERGER WILL QUALIFY AS A REORGANIZATION UNDER THE
CODE.  EACH  OF  HOFFMAN, THE TARGET, MERGER SUB AND PARENT ACKNOWLEDGES THAT IT
IS RELYING ON ITS OWN ADVISORS IN CONNECTION WITH THE TAX TREATMENT OF THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF HOFFMAN, THE TARGET, MERGER SUB AND PARENT AGREE TO USE THEIR RESPECTIVE REASONABLE BEST EFFORTS TO CAUSE THE MERGER TO QUALIFY, AND WILL NOT TAKE ANY ACTIONS WHICH WOULD REASONABLY BE EXPECTED TO PREVENT THE MERGER FROM QUALIFYING, AS A REORGANIZATION UNDER 368(A) OF THE CODE.
(B)     REPORTING
        ---------
     . EACH OF HOFFMAN, THE TARGET, MERGER SUB AND PARENT SHALL REPORT THE MERGER AS A REORGANIZATION WITHIN THE MEANING OF 368(A) OF THE CODE, UNLESS OTHERWISE REQUIRED PURSUANT TO A "DETERMINATION" WITHIN THE MEANING OF 1313(A) OF THE CODE.
10.     MISCELLANEOUS.
        -------------
(A)     PRESS  RELEASES  AND  PUBLIC  ANNOUNCEMENTS
        -------------------------------------------
     . NO PARTY SHALL ISSUE ANY PRESS RELEASE OR MAKE ANY PUBLIC ANNOUNCEMENT RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT WITHOUT THE PRIOR WRITTEN
APPROVAL  OF  THE  OTHER  PARTY;  PROVIDED, HOWEVER, THAT ANY PARTY MAY MAKE ANY
                                  --------  -------
PUBLIC DISCLOSURE IT BELIEVES IN GOOD FAITH IS REQUIRED BY APPLICABLE LAW OR ANY LISTING OR TRADING AGREEMENT CONCERNING ITS PUBLICLY-TRADED SECURITIES (IN WHICH CASE THE DISCLOSING PARTY WILL USE ITS REASONABLE BEST EFFORTS TO PROVIDE A COPY OF SUCH DISCLOSURE TO THE OTHER PARTY PRIOR TO MAKING THE DISCLOSURE).

(B)     NO  THIRD-PARTY  BENEFICIARIES
        ------------------------------
     . THIS AGREEMENT SHALL NOT CONFER ANY RIGHTS OR REMEDIES UPON ANY PERSON OTHER THAN THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS.
(C)     ENTIRE  AGREEMENT
        -----------------
     . THIS AGREEMENT (INCLUDING THE DOCUMENTS REFERRED TO HEREIN) CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES AND SUPERSEDES ANY PRIOR UNDERSTANDINGS, AGREEMENTS, OR REPRESENTATIONS BY OR AMONG THE PARTIES, WRITTEN OR ORAL, TO THE EXTENT THEY RELATED IN ANY WAY TO THE SUBJECT MATTER HEREOF.
(D)     SUCCESSION  AND  ASSIGNMENT
        ---------------------------
     . THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES NAMED HEREIN AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. NO PARTY MAY ASSIGN EITHER THIS AGREEMENT OR ANY OF HIS OR ITS RIGHTS, INTERESTS, OR OBLIGATIONS HEREUNDER WITHOUT THE PRIOR WRITTEN APPROVAL OF THE OTHER PARTY; PROVIDED, HOWEVER, THAT THE PARENT MAY (I) ASSIGN ANY OR ALL OF ITS RIGHTS AND
--------   -------
INTERESTS HEREUNDER TO ONE OR MORE OF ITS AFFILIATES AND (II) DESIGNATE ONE OR MORE OF ITS AFFILIATES TO PERFORM ITS OBLIGATIONS HEREUNDER (IN ANY OR ALL OF WHICH CASES THE PARENT NONETHELESS SHALL REMAIN RESPONSIBLE FOR THE PERFORMANCE OF ALL OF ITS OBLIGATIONS HEREUNDER).
(E)     COUNTERPARTS
        ------------
     . THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL BUT ALL OF WHICH TOGETHER WILL CONSTITUTE ONE AND THE SAME INSTRUMENT.
(F)     HEADINGS
        --------
     . THE SECTION HEADINGS CONTAINED IN THIS AGREEMENT ARE INSERTED FOR CONVENIENCE ONLY AND SHALL NOT AFFECT IN ANY WAY THE MEANING OR INTERPRETATION OF THIS AGREEMENT.
(G)     NOTICES
        -------
     . ALL NOTICES, REQUESTS, DEMANDS, CLAIMS, AND OTHER COMMUNICATIONS HEREUNDER WILL BE IN WRITING. ANY NOTICE, REQUEST, DEMAND, CLAIM, OR OTHER COMMUNICATION HEREUNDER SHALL BE DEEMED DULY GIVEN IF (AND THEN TWO BUSINESS DAYS AFTER) IT IS SENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AND ADDRESSED TO THE INTENDED RECIPIENT AS SET FORTH
BELOW:
IF  TO  HOFFMAN:
---------------
LESLIE  HOFFMAN
6660  VARIEL  AVENUE
CANOGA  PARK,  CA  91203
TELECOPY:  (818)  346-6294
COPY  TO:
--------
FULBRIGHT  &  JAWORSKI  L.L.P.
865.  S.  FIGUEROA  STREET,  29TH  FLOOR
LOS  ANGELES,  CALIFORNIA  90017
ATTN:  DAVID  A.  EBERSHOFF,  ESQ.
TELECOPY:  (213)  680-4518
IF  TO  THE  PARENT  OR  MERGER  SUB:
------------------------------------
RESMED  INC.
14040  DANIELSON  STREET
POWAY,  CALIFORNIA  92064
ATTN:  LEGAL  DEPARTMENT
TELECOPY:  (858)  746-2830
COPY  TO:
--------
LATHAM  &  WATKINS
650  TOWN  CENTER  DRIVE,
20TH  FLOOR,
COSTA  MESA,  CALIFORNIA  92626
ATTN:  PATRICK  T.  SEAVER,  ESQ.
TELECOPY:  (714)  755-8290
ANY PARTY MAY SEND ANY NOTICE, REQUEST, DEMAND, CLAIM, OR OTHER COMMUNICATION HEREUNDER TO THE INTENDED RECIPIENT AT THE ADDRESS SET FORTH ABOVE USING ANY OTHER MEANS (INCLUDING PERSONAL DELIVERY, EXPEDITED COURIER, MESSENGER SERVICE, TELECOPY, TELEX, ORDINARY MAIL, OR ELECTRONIC MAIL), BUT NO SUCH NOTICE, REQUEST, DEMAND, CLAIM, OR OTHER COMMUNICATION SHALL BE DEEMED TO HAVE BEEN DULY GIVEN UNLESS AND UNTIL IT ACTUALLY IS RECEIVED BY THE INTENDED RECIPIENT. ANY
PARTY MAY CHANGE THE ADDRESS TO WHICH NOTICES, REQUESTS, DEMANDS, CLAIMS, AND OTHER COMMUNICATIONS HEREUNDER ARE TO BE DELIVERED BY GIVING THE OTHER PARTIES NOTICE IN THE MANNER HEREIN SET FORTH.
(H)     GOVERNING  LAW
        --------------
     . THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.
(I)     AMENDMENTS  AND  WAIVERS
        ------------------------
     . NO AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE VALID UNLESS THE SAME SHALL BE IN WRITING AND SIGNED BY THE PARENT AND HOFFMAN. NO WAIVER BY ANY PARTY OF ANY DEFAULT, MISREPRESENTATION, OR BREACH OF WARRANTY OR COVENANT HEREUNDER, WHETHER INTENTIONAL OR NOT, SHALL BE DEEMED TO EXTEND TO ANY PRIOR OR SUBSEQUENT DEFAULT, MISREPRESENTATION, OR BREACH OF WARRANTY OR COVENANT HEREUNDER OR AFFECT IN ANY WAY ANY RIGHTS ARISING BY VIRTUE OF ANY PRIOR OR SUBSEQUENT SUCH OCCURRENCE. NO FAILURE OR DELAY ON THE PART OF ANY PARTY IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER ON THE PART OF ANY PARTY OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER.
(J)     SEVERABILITY
        ------------
     . ANY TERM OR PROVISION OF THIS AGREEMENT THAT IS INVALID OR UNENFORCEABLE IN ANY SITUATION IN ANY JURISDICTION SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINING TERMS AND PROVISIONS HEREOF OR THE VALIDITY OR
ENFORCEABILITY OF THE OFFENDING TERM OR PROVISION IN ANY OTHER SITUATION OR IN ANY OTHER JURISDICTION.

(K)     EXPENSES
        --------
     . EACH OF THE PARTIES WILL BEAR HIS OR ITS OWN COSTS AND EXPENSES (INCLUDING LEGAL FEES AND EXPENSES) INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. HOFFMAN REPRESENTS AND AGREES THAT THE TARGET HAS NOT BORNE AND SHALL NOT BEAR ANY OF HOFFMAN'S COSTS AND EXPENSES (INCLUDING ANY OF HIS LEGAL FEES AND EXPENSES) IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND TARGET HAS NOT BORNE AND SHALL NOT BEAR MORE THAN $50,000 IN COSTS AND EXPENSES (INCLUDING ANY OF ITS LEGAL FEES AND EXPENSES) IN AGGREGATE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND THAT ANY COSTS AND EXPENSES BEYOND $50,000 IN AGGREGATE INCURRED BY TARGET IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BORNE BY HOFFMAN.
(L)     CONSTRUCTION
        ------------
     . THE PARTIES HAVE PARTICIPATED JOINTLY IN THE NEGOTIATION AND DRAFTING OF THIS AGREEMENT. IN THE EVENT AN AMBIGUITY OR QUESTION OF INTENT OR INTERPRETATION ARISES, THIS AGREEMENT SHALL BE CONSTRUED AS IF DRAFTED JOINTLY BY THE PARTIES AND NO PRESUMPTION OR BURDEN OF PROOF SHALL ARISE FAVORING OR DISFAVORING ANY PARTY BY VIRTUE OF THE AUTHORSHIP OF ANY OF THE PROVISIONS OF THIS AGREEMENT. ANY REFERENCE TO ANY FEDERAL, STATE, LOCAL, OR FOREIGN STATUTE OR LAW SHALL BE DEEMED ALSO TO REFER TO ALL RULES AND REGULATIONS PROMULGATED THEREUNDER, UNLESS THE CONTEXT REQUIRES OTHERWISE. THE WORD "INCLUDING" SHALL MEAN INCLUDING WITHOUT LIMITATION. THE PARTIES INTEND THAT EACH REPRESENTATION, WARRANTY, AND COVENANT CONTAINED HEREIN SHALL HAVE INDEPENDENT SIGNIFICANCE. IF ANY PARTY HAS BREACHED ANY REPRESENTATION, WARRANTY, OR COVENANT CONTAINED
HEREIN IN ANY RESPECT, THE FACT THAT THERE EXISTS ANOTHER REPRESENTATION, WARRANTY, OR COVENANT RELATING TO THE SAME SUBJECT MATTER (REGARDLESS OF THE RELATIVE LEVELS OF SPECIFICITY) WHICH THE PARTY HAS NOT BREACHED SHALL NOT DETRACT FROM OR MITIGATE THE FACT THAT THE PARTY IS IN BREACH OF THE FIRST REPRESENTATION, WARRANTY, OR COVENANT.
(M)     INCORPORATION  OF  EXHIBITS  AND  SCHEDULES
        -------------------------------------------
     . THE EXHIBITS, ANNEXES, AND SCHEDULES IDENTIFIED IN THIS AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE AND MADE A PART HEREOF.
(N)     SPECIFIC  PERFORMANCE
        ---------------------
     . EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT THE OTHER PARTIES WOULD BE DAMAGED IRREPARABLY IN THE EVENT ANY OF THE PROVISIONS OF THIS AGREEMENT ARE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS OR OTHERWISE ARE BREACHED. ACCORDINGLY, EACH OF THE PARTIES AGREES THAT THE OTHER PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THIS AGREEMENT AND THE TERMS AND PROVISIONS HEREOF IN ANY ACTION INSTITUTED IN ANY COURT OF THE UNITED STATES OR ANY STATE THEREOF HAVING JURISDICTION OVER THE PARTIES AND THE MATTER (SUBJECT TO THE PROVISIONS SET FORTH IN 10(P) BELOW), IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED, AT LAW OR IN EQUITY.
(O)     SUBMISSION  TO  JURISDICTION
        ----------------------------
     . SUBJECT TO COMPLIANCE WITH 10(P) BELOW, EACH OF THE PARTIES SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN ORANGE COUNTY, CALIFORNIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY ALSO AGREES NOT TO BRING ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT. EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN 10(G) ABOVE. NOTHING IN THIS 10(O), HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

(P)     ALTERNATIVE  DISPUTE  RESOLUTION.
        --------------------------------
(I) THE PARTIES WILL ATTEMPT IN GOOD FAITH TO RESOLVE THROUGH NEGOTIATION ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT. ANY PARTY MAY INITIATE NEGOTIATIONS BY PROVIDING WRITTEN NOTICE TO THE OTHER PARTIES, SETTING FORTH THE SUBJECT OF THE DISPUTE AND THE RELIEF REQUESTED. THE
     RECIPIENT OF SUCH NOTICE WILL RESPOND IN WRITING WITHIN FIVE DAYS WITH A STATEMENT OF ITS POSITION ON AND RECOMMENDED SOLUTION TO THE DISPUTE. IF THE DISPUTE IS NOT RESOLVED BY THIS EXCHANGE OF CORRESPONDENCE, THEN REPRESENTATIVES OF EACH PARTY WITH FULL SETTLEMENT AUTHORITY WILL MEET AT A MUTUALLY AGREEABLE TIME AND PLACE WITHIN TEN (10) DAYS OF THE DATE OF THE INITIAL NOTICE IN ORDER TO EXCHANGE RELEVANT INFORMATION AND PERSPECTIVES, AND TO ATTEMPT TO RESOLVE THE DISPUTE. IF THE DISPUTE IS NOT RESOLVED BY THESE NEGOTIATIONS, THE MATTER WILL BE SUBMITTED TO JAMS, OR ITS SUCCESSOR, FOR MEDIATION IN ACCORDANCE WITH 10(P)(II) BELOW.
(II) THE PARTIES AGREE THAT ANY AND ALL DISPUTES, CLAIMS OR CONTROVERSIES ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE SUBMITTED TO JAMS, OR ITS SUCCESSOR, FOR MEDIATION, AND IF THE MATTER IS NOT RESOLVED THROUGH MEDIATION, THEN IT SHALL BE SUBMITTED TO JAMS, OR ITS SUCCESSOR, FOR FINAL AND BINDING ARBITRATION IN ORANGE COUNTY, CALIFORNIA. ANY PARTY MAY COMMENCE MEDIATION BY PROVIDING TO JAMS AND THE OTHER PARTIES A WRITTEN REQUEST FOR MEDIATION, SETTING FORTH THE SUBJECT OF THE DISPUTE AND THE RELIEF REQUESTED. THE PARTIES WILL COOPERATE WITH JAMS AND WITH ONE ANOTHER IN SELECTING A MEDIATOR FROM JAMS' PANEL OF NEUTRALS, AND IN SCHEDULING THE MEDIATION PROCEEDINGS. THE PARTIES COVENANT THAT THEY WILL PARTICIPATE IN THE MEDIATION IN GOOD FAITH, AND THAT
HOFFMAN  AND  PARENT  WILL  SHARE  EQUALLY  IN ITS COSTS.  ALL OFFERS, PROMISES,
CONDUCT AND STATEMENTS, WHETHER ORAL OR WRITTEN, MADE IN THE COURSE OF THE MEDIATION BY ANY OF THE PARTIES, THEIR AGENTS, EMPLOYEES, EXPERTS AND ATTORNEYS, AND BY THE MEDIATOR OR ANY JAMS EMPLOYEES, ARE CONFIDENTIAL, PRIVILEGED AND INADMISSIBLE FOR ANY PURPOSE, INCLUDING IMPEACHMENT, IN ANY ARBITRATION OR OTHER PROCEEDING INVOLVING THE PARTIES, PROVIDED THAT EVIDENCE THAT IS OTHERWISE ADMISSIBLE OR DISCOVERABLE SHALL NOT BE RENDERED INADMISSIBLE OR
NON-DISCOVERABLE  AS  A  RESULT  OF  ITS  USE  IN  THE MEDIATION.  ANY PARTY MAY
INITIATE ARBITRATION WITH RESPECT TO THE MATTERS SUBMITTED TO MEDIATION BY FILING A WRITTEN DEMAND FOR ARBITRATION AT ANY TIME FOLLOWING THE INITIAL
MEDIATION SESSION OR 45 DAYS AFTER THE DATE OF FILING THE WRITTEN REQUEST FOR MEDIATION, WHICHEVER OCCURS FIRST. THE MEDIATION MAY CONTINUE AFTER THE COMMENCEMENT OF ARBITRATION IF THE PARTIES SO DESIRE. UNLESS OTHERWISE AGREED BY THE PARTIES, THE MEDIATOR SHALL BE DISQUALIFIED FROM SERVING AS ARBITRATOR IN THE CASE. THE PROVISIONS OF THIS CLAUSE MAY BE ENFORCED BY ANY COURT OF COMPETENT JURISDICTION, AND THE PARTY SEEKING ENFORCEMENT SHALL BE ENTITLED TO AN AWARD OF ALL COSTS, FEES AND EXPENSES, INCLUDING ATTORNEYS FEES, TO BE PAID BY THE PARTY AGAINST WHOM ENFORCEMENT IS ORDERED.

(III) THE PARTIES AGREE THAT ANY AND ALL DISPUTES, CLAIMS OR CONTROVERSIES ARISING OUT OF OR RELATING TO THIS AGREEMENT THAT ARE NOT RESOLVED BY THEIR MUTUAL AGREEMENT THROUGH MEDIATION PURSUANT TO 10(P)(II) ABOVE SHALL BE SUBMITTED TO FINAL AND BINDING ARBITRATION BEFORE JAMS, OR ITS SUCCESSOR, IN ORANGE COUNTY, CALIFORNIA, PURSUANT TO THE UNITED STATES ARBITRATION ACT, 9 U.S.C. SEC. 1 ET SEQ. ANY PARTY MAY COMMENCE THE ARBITRATION PROCESS CALLED FOR IN THIS AGREEMENT BY FILING A WRITTEN DEMAND FOR ARBITRATION WITH JAMS, WITH A COPY TO THE OTHER PARTY. THE ARBITRATION WILL BE CONDUCTED IN ACCORDANCE WITH THE PROVISIONS OF JAMS' COMPREHENSIVE ARBITRATION RULES AND PROCEDURES IN EFFECT AT THE TIME OF FILING OF THE DEMAND FOR ARBITRATION. THE PARTIES WILL COOPERATE WITH JAMS AND WITH ONE ANOTHER IN SELECTING AN ARBITRATOR FROM JAMS' PANEL OF NEUTRALS, AND IN SCHEDULING THE ARBITRATION PROCEEDINGS. THE PARTIES COVENANT THAT THEY WILL PARTICIPATE IN THE ARBITRATION IN GOOD FAITH, AND THAT HOFFMAN AND PARENT WILL SHARE EQUALLY IN ITS COSTS. THE PROVISIONS OF THIS CLAUSE MAY BE ENFORCED BY ANY COURT OF COMPETENT JURISDICTION, AND THE PARTY SEEKING ENFORCEMENT SHALL BE ENTITLED TO AN AWARD OF ALL COSTS, FEES AND EXPENSES, INCLUDING ATTORNEYS FEES, TO BE PAID BY THE PARTY AGAINST WHOM ENFORCEMENT IS ORDERED.
                                      *****

     IN  WITNESS  WHEREOF,  THE  PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AND
PLAN  OF  MERGER  ON  THE  DATE  FIRST  ABOVE  WRITTEN.

RESMED  INC.,
A  DELAWARE  CORPORATION

BY:    /S/  PETER  C  FARRELL
       ----------------------
NAME:  PETER  C.  FARRELL
TITLE:  CEO


SERVO  MAGNETICS  ACQUISITION,  INC.,
A  DELAWARE  CORPORATION
BY:    /S/  LESLIE  HOFFMAN
       --------------------
NAME:  LESLIE  HOFFMAN
TITLE:  CEO


SERVO  MAGNETICS  INCORPORATED,
A  CALIFORNIA  CORPORATION
BY:    /S/  LESLIE  HOFFMAN
       --------------------
NAME:  LESLIE  HOFFMAN
TITLE:  CEO


LESLIE  HOFFMAN,
AN  INDIVIDUAL
/S/  LESLIE  HOFFMAN
--------------------